Exhibit 10.1

EXECUTION VERSION

SENIOR SECURED DEBTOR IN POSSESSION CREDIT,
SECURITY AND GUARANTY AGREEMENT

dated as of July 23, 2010

among

THE ENTITIES FROM TIME TO TIME PARTY HERETO AS LENDERS,
as the Lenders,

BARCLAYS CAPITAL,

as the Sole Arranger,

BARCLAYS BANK PLC,
as the Administrative Agent and Collateral Agent,

GENERAL GROWTH PROPERTIES, INC.
and GGP LIMITED PARTNERSHIP,
as the Borrowers,

and

THE ENTITIES FROM TIME TO TIME PARTY HERETO AS GUARANTORS,
as the Guarantors

i

(continued)

(continued)

(continued)

(continued)

v

(continued)

Schedules:

Schedule 1.1A	Fee Properties

Schedule 1.1B	Guarantors

Schedule 1.1C	Leased Properties

Schedule 1.1D	Primary Properties

Schedule 3.1	Debt to Equity Conversion Schedule

Schedule 6.1	Commercial Tort Claims

Schedule 6.3	Delivery of Mortgages

Schedule 8.2(c)	Parties to the Case

Schedule 8.3	Prior Names

Schedule 8.4	Capitalization

Schedule 8.5	Material Agreements — Exceptions

Schedule 8.9	Environmental Matters

Schedule 8.11	ERISA Matters

Schedule 8.17	Governmental Authorization — Exceptions

Schedule 8.18	First Lien Properties

Schedule 8.19-1	Prior Lien Debt

Schedule 8.19-2	M&M Liens

Schedule 8.20	Current Rent Roll

Schedule 8.20-1	A/R Report

Schedule 8.21	Title Exception Issues

Schedule 8.22	Physical Condition — Exceptions

Schedule 8.23	Management

Schedule 8.25	Utilities and Public Access — Exceptions

Schedule 8.27	Permits — Exceptions

Schedule 8.28	Unrecorded Ground Leases

Schedule 9.3	Insurance

Schedule 9.8	Property Dispositions

Exhibits:

Exhibit A	[Intentionally Omitted]

Exhibit B	Form of Financing Order

Exhibit C	Form of Funding Notice

Exhibit D	Form of Term Note

Exhibit E	Form of Compliance Certificate

Exhibit F	Form of Subordination, Non-Disturbance and Attornment Agreement

Exhibit G	[Intentionally Omitted]

Exhibit H	Form of Guaranty Supplement

Exhibit I-1	Form of Mortgage

Exhibit I-2	Form of Deed of Trust

Exhibit J-1	Form of Legal Opinion of Ronald L. Gern and Jeffrey Palkovitz

Exhibit J-2	Form of Legal Opinion of Weil, Gotshal & Manges LLP

Exhibit K-1	Form of Deed of Trust Subordination Agreement

Exhibit K-2	Form of Mortgage Subordination Agreement

SENIOR SECURED DEBTOR IN POSSESSION
CREDIT, SECURITY AND GUARANTY AGREEMENT

This Senior Secured Debtor in Possession Credit, Security and Guaranty Agreement, dated as of July 23, 2010, is made and entered into by and among the entities parties hereto as Lenders (as defined herein) from time to time, BARCLAYS BANK PLC, as administrative agent and collateral agent for the Lenders, GENERAL GROWTH PROPERTIES, INC. (the “General Partner”), a Delaware corporation, as a co-Borrower, GGP LIMITED PARTNERSHIP (“GGPLP”), a Delaware limited partnership, as a co-Borrower, and the Subsidiaries of the General Partner from time to time parties hereto as Guarantors (as defined herein).

W I T N E S S E T H

A.            On April 16, 2009 (the “Petition Date”), the Borrowers and certain of the Guarantors filed with the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) voluntary petitions for relief under Chapter 11 of Title 11 of the United States Code, 11 U.S.C. §§ 101 et seq., and have continued in the possession of their assets pursuant to Sections 1107 and 1108 thereof.  Each of the Guarantors is a Subsidiary of the Borrowers.

B.            On May 15, 2009 (the “Original Closing Date”), the Borrowers, the Guarantors, UBS AG, Stamford Branch, as administrative agent for the lenders, and the lenders from time to time party thereto, entered into that certain Senior Secured Debtor in Possession Credit, Security and Guaranty Agreement, dated as of May 15, 2009 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Original DIP Agreement”).

C.            On March 31, 2010, the General Partner and REP Investments LLC entered into that certain Cornerstone Investment Agreement (as amended by that certain Amendment No. 1, dated as of May 3, 2010 and that certain Amendment No. 2, dated as of May 7, 2010 and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Investment Agreement”), whereby REP Investments LLC agreed to, among other things, purchase 250,000,000 shares of common stock of the General Partner and make other investments in Subsidiaries (as defined below) of the General Partner (the “Investment Transactions”).

D.            In order to refinance the Original DIP Agreement, the Borrowers have requested that Barclays Bank PLC, in its capacity as a Lender, make a post-petition term loan (the “Term Loan”) to the Borrowers consisting of a debtor-in-possession credit facility in an aggregate principal amount not to exceed $400,000,000, subject to this Agreement and, when entered, the Financing Order (as defined herein).

E.             Barclays Bank PLC, in its capacity as a Lender, is willing to extend such credit to the Borrowers under this Agreement upon the terms and subject to the conditions set forth in this Agreement and the Financing Order.

NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in this Agreement, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Barclays Bank PLC, in its capacity as a Lender, the Agent (as defined herein), the Borrowers and the Guarantors hereby agree as follows.

ARTICLE 1

INTERPRETATION OF THIS AGREEMENT

Section 1.1             Definitions.  Capitalized terms wherever used in this Agreement shall have the following respective meanings.

“Account” means “accounts,” as defined in the UCC, and any other rights to payment for the sale or lease of goods or rendition of services, whether or not they have been earned by performance, and “Accounts” means all of the foregoing.

“Additional Lender Amounts” has the meaning specified in Section 5.2.

“Affiliate” means, as to any Person (the “subject Person”), any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, the subject Person or which owns, directly or indirectly, 15.0% or more of the outstanding equity interests of the subject Person.  A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the other Person, whether through the ownership of voting securities, by contract, or otherwise.  Notwithstanding the foregoing, none of the Agent, the Lenders or any controlled Affiliate of the foregoing shall be Affiliates of any Obligor for any purpose of the Loan Documents.

“Affiliate Investments” has the meaning specified in Section 9.9.

“Agent” means Barclays Bank PLC, solely in its capacity as administrative agent and collateral agent for the Lenders, and any successor agent.  References herein to “Agent” shall include each Person (if any) performing the duties of the Agent in accordance with Section 14.2.

“Agent’s Liens” means the Liens in the Collateral granted to the Agent, for the benefit of the Lenders and the Agent, pursuant to this Agreement and the other Loan Documents.

“Agent-Related Persons” means the Agent, together with its Affiliates, and the officers, directors, employees, agents, sub-agents and attorneys-in-fact of the Agent and its Affiliates.

“Agreement” means this Senior Secured Debtor in Possession Credit, Security and Guaranty Agreement.

“A/R Report” has the meaning specified in Section 8.20(b).

“Assignee” has the meaning specified in Section 13.3(a).

“Assignment and Acceptance” has the meaning specified in Section 13.3(a).

“Automatic Stay” means the automatic stay imposed under Section 362 of the Bankruptcy Code.

“Bankruptcy Code” means Title 11 of the United States Code, 11 U.S.C. §§ 101 et seq., and each successor statute thereto.

“Bankruptcy Court” has the meaning specified in Recital A of this Agreement.

“Bankruptcy Rules” means the Federal Rules of Bankruptcy Procedure, applicable to the Case.

“Borrowers” means the General Partner, as debtor and debtor in possession in the Case and GGPLP, as debtor and debtor in possession in the Case and the respective successors and assigns thereof, including, without limitation, any trustee in bankruptcy with respect thereto.

“Borrowing” means the borrowing hereunder consisting of the Term Loan made on the same date by the Lenders to the Borrowers.

“Business Day” means any day that is not a Saturday, Sunday, or a day on which banks in Chicago, Illinois or New York, New York are required or permitted to be closed.

“Capital Lease” means, with respect to any Person, any lease of property which, in accordance with GAAP, should be reflected as a capital lease on a balance sheet of such Person.

“Capital Stock” means any and all corporate stock, units, shares, partnership interests, membership interests, equity interests, rights, securities, or other equivalent evidences of ownership (however designated) issued by any Person.

“Carve-Out” has the meaning specified in the Financing Order.

“Case” means the jointly administered Chapter 11 case captioned In Re:  General Growth Properties, Inc., et al., Case No. 09-11977 (ALG) arising upon the filing by certain of the Debtors of voluntary petitions for relief with the Bankruptcy Court on the Petition Date.

“Cash Collateral Account” means, in respect of the Obligors (a) one or more deposit accounts maintained with U.S. Bank National Association or another Eligible Institution in accordance with this Agreement and (b) the Main Operating Account, which deposit accounts shall contain amounts transferred thereto in accordance with this Agreement and the other Loan Documents and, in the case of each of the foregoing clauses (a) and (b), with respect to which the Agent shall have a perfected Agent’s Lien as security for the payment and performance of the Obligations by virtue of, and having the priority set forth in, the Financing Order.

“Cash Equivalents” means: (i) securities issued or directly and fully and unconditionally guaranteed or insured by the United States government or any agency or instrumentality thereof the securities of which are unconditionally guaranteed as a full faith and credit obligation of such government with maturities of 12 months or less from the date of acquisition; (ii) certificates of deposit, time deposits and eurodollar time deposits with maturities of one year or less from the date of acquisition, bankers’ acceptances with maturities not exceeding one year and overnight bank deposits, in each case with any domestic or foreign commercial bank having capital and surplus of not less than $500,000,000; (iii) repurchase obligations for underlying securities of the types described in clauses (i), (ii) and (iv) entered into with any financial institution meeting the qualifications specified in clause (ii) above; (iv) marketable short-term money market and similar securities having a rating of at least P-1 or A-1 from either Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. (“S&P”), respectively (or, if at any time neither Moody’s nor S&P shall be rating such obligations, an equivalent rating from another nationally recognized statistical rating agency acceptable to the Majority Lenders) and in each case maturing within 12 months after the date of creation or acquisition thereof; (v) readily marketable direct obligations issued by any state, commonwealth or territory of the United States or any political subdivision or taxing authority thereof having an investment grade rating from either Moody’s or S&P with maturities of 12 months or less from the date of acquisition; (vi) Investments with average maturities of twelve months or less from the date of acquisition in money market funds rated within the top two ratings category by S&P or Moody’s; and (vii) any other similar Investment permitted by the Bankruptcy Code or approved by the Bankruptcy Court.

“Cash Management Order” means the order of the Bankruptcy Court entered by the Court in respect of cash management of the Debtors.

“Casualty” means a fire, explosion, flood, hurricane, tsunami, collapse, earthquake or other casualty affecting all or any portion of any Property.

“Change in Control” means the occupation after the Closing Date of a majority of the seats (other than vacant seats) on the board of directors of the General Partner by Persons who were neither (a) nominated by the board of directors of the General Partner nor (b) appointed by directors so nominated.

“Charges” has the meaning specified in Section 2.5.

“Closing Date” means the date of this Agreement.

“Code” means the Internal Revenue Code of 1986 and the regulations promulgated thereunder.

“Collateral” has the meaning specified in Section 6.1(a).

“Commitment” means , at any time with respect to a Lender, the principal amount set forth beside such Lender’s name under the heading “Commitment” on the signature page of this Agreement or on the signature page of the Assignment and Acceptance pursuant to which such Lender became a Lender hereunder, or the most recent Assignment and Acceptance to which such Lender is a party, in accordance with the provisions of Section 13.3, as such Commitment may be adjusted from time to time in accordance with the provisions of Section 13.3, and “Commitments” means, collectively, the aggregate amount of the Commitments of all of the Lenders.

“Compliance Certificate” has the meaning specified in Section 7.2(d).

“Condemnation” means a taking or voluntary conveyance of all or part of any of the Properties or any interest in or right accruing to or use of any of the Properties, as the result of, or in settlement of, any condemnation or other eminent domain proceeding by any Governmental Authority.

“Contaminant” means any substance, material or waste that is regulated, classified or otherwise characterized as a pollutant, hazardous substance, toxic substance, hazardous waste, including petroleum or petroleum derived substance or waste, asbestos, polychlorinated biphenyls, in each case to the extent regulated under any applicable Environmental Law.

“Conversion Amount” has the meaning specified in Section 3.1.

“Customary Contingent Guarantees” means guarantees, indemnities, “back-stops” or other assumptions of liability that are in each case (a) contingent on a future event or action the outcome of which is undetermined at the time such guarantees, indemnities, “back-stops” or other assumptions of liability are entered into and (b) customarily provided (y) by upper tier entities in connection with the mortgage or mezzanine financing of their affiliates and/or subsidiaries or (z) under joint venture agreements by the joint venture partners thereto in favor of the joint venture and/or the other joint venture partner(s) whereby liability under a Customary Contingent Guaranty delivered jointly and severally by such joint venture partners in connection with the mortgage or mezzanine financing of the joint venture or its subsidiaries is allocated among the joint venture partners in accordance with the proportionate ownership interest of such joint venture partners in the joint venture.  Customary Contingent Guaranties shall include, without limitation, non-recourse carve out guarantees, environmental indemnities, alteration and tenant allowance indemnities and estoppel indemnities (provided that the Agent shall have granted its prior written approval of such estoppel indemnities, which approval shall not be unreasonably withheld).

“Debt” means, with respect to a Person without duplication, (a) all indebtedness of such Person for borrowed money, (b) all obligations of such Person for the deferred purchase price of property (other than trade payables and accrued expenses incurred in the ordinary course of such Person’s business), (c) all obligations of such Person evidenced by notes, bonds, debentures or other similar instruments, (d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (e) all obligations in respect of Capital Leases of such Person, (f) all obligations of such Person, contingent or otherwise, as an account party or applicant under acceptance, letter of credit, surety bond or similar facilities, (g) Guaranties of such Person with respect to obligations of the type described clauses (a) through (f) above, (h) all obligations of other Persons of the kind referred to in clauses (a) through (g) above secured by any Lien on property owned by such Person, whether or not such Person has assumed or become liable for the payment of such obligation, and (i) for the purposes of Section 11.1(d) only, the net obligations of such Person in respect of post-petition Hedge Agreements.  The Debt of any Person shall include the Debt of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Debt expressly provide that such Person is not liable therefor.

“Debtor” means either Borrower, any Guarantor or any Negative Pledge Debtor which Negative Pledge Debtor is or was a party to the Case.

“Debtors” means the Borrowers, the Guarantors and the Negative Pledge Debtors which Negative Pledge Debtors are or were party to the Case, collectively.

“Default” means any event or circumstance which, with the giving of notice, the lapse of time, or both, would (if not cured, waived pursuant to Section 13.2, or otherwise remedied during such time) constitute an Event of Default.

“Default Rate” means a per annum interest rate at all times equal to the sum of (a) 5.5% per annum, plus (b) (i) on or before the Outside Date, 2.0% per annum, and (ii) after the Outside Date, 3.0% per annum.

“Deferred Mortgage” means the Mortgage with respect to the Property known as Apache Mall, 333 Apache Mall, Rochester, Minnesota.

“Disqualified Lender”  means  (i) any Person identified to the Agent in writing prior to the date hereof, (ii) any Person which is primarily engaged in the ownership of retail malls in the United States at the time of the relevant assignment or participation which directly or indirectly compete with the Obligors,  (iii) any direct competitor of the General Partner, any of its Subsidiaries and their respective affiliates or any affiliate of such direct competitor that controls, is controlled by or is under common control therewith, in each case engaged in the ownership of retail malls in the United States, and (iv) any REIT which is, or any affiliate that controls, is controlled by or is under common control therewith which is, at the time of any applicable assignment or participation primarily engaged in the business of owning or operating commercial real estate in the United States with commercial real estate assets having a value in excess of $2 billion; provided that no Lender (or any of its Affiliates) shall be a Disqualified Lender; provided further that no Market Maker shall be a Disqualified Lender after the termination of the Investment Agreement in accordance with its terms.

“DOL” means the United States Department of Labor or any successor department or agency.

“Dollar” and “$” means dollars in the lawful currency of the United States.

“Eligible Assignee” means:  (a) a commercial bank, commercial finance company or other lender in the business of making secured loans having total assets in excess of $250,000,000, (b) any Lender listed on the signature page of this Agreement; (c) any Affiliate of any Lender; and (d) any other Person reasonably acceptable to the Agent; provided that, at any time on or prior to the Maturity Date, no Disqualified Lender may, without the Borrowers’ prior written consent, be an Eligible Assignee unless the maturity of the Term Loan has been accelerated.

“Eligible Institution” means any depository institution as approved under or contemplated by the cash management order entered in the Case.

“Embargoed Person” has the meaning specified in Section 8.29(a).

“Emerged Debtor Guarantor” means any Guarantor for which a Plan Date has occurred; provided, that in no event will Century Plaza L.L.C. or Century Plaza, Inc. be deemed to be Emerged Debtor Guarantors.

“Entry Date” means the date on which the Financing Order was entered on the docket of the Bankruptcy Court (the “original entry date”) and, with respect to any wholly-owned Subsidiary of the Borrowers or its property becoming subject to the Case after the original entry date, the date on which such Subsidiary or its property becomes subject to the Case.

“Environmental Compliance Issues” has the meaning specified in Section 9.6(a).

“Environmental Laws” means all applicable federal, state, or local laws, statutes, common law duties, rules, regulations, ordinances, and codes, together with all applicable administrative orders, licenses, authorizations and permits of, and legally binding agreements with, any Governmental Authority, in each case relating to the protection of the environment and natural resources or human health and safety with respect to exposure to contaminants.

“Environmental Lien” means a Lien in favor of any Governmental Authority for any liability under Environmental Laws.

“ERISA” means the Employee Retirement Income Security Act of 1974, and regulations promulgated thereunder.

“ERISA Affiliate” means any trade or business (whether or not incorporated) under common control with any Obligor within the meaning of Section 414(b) or (c) of the Code and Sections 414(m) and (o) of the Code.

“ERISA Event” means (a) any “reportable event,” as defined in Section 4043 of ERISA or the regulations issued thereunder, with respect to a Pension Plan (other than an event for which the 30-day notice period is waived); (b) the existence with respect to any Pension Plan of an “accumulated funding deficiency” (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Pension Plan; (d) the incurrence by the Borrowers or any of their ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Pension Plan or the withdrawal or partial withdrawal of the Borrowers or any of their ERISA Affiliates from any Pension Plan or Multi-employer Plan; (e) the receipt by the Borrowers or any of their ERISA Affiliates from the PBGC or a plan administrator of any notice relating to the intention to terminate any Pension Plan or to appoint a trustee to administer any Pension Plan; (f) the adoption of any amendment to a Pension Plan that would require the provision of security pursuant to Section 401(a)(29) of the Code or Section 307 of ERISA; (g) the receipt by the Borrowers or any of their ERISA Affiliates of any notice, or the receipt by any Multi-employer Plan from the Borrowers or any of their ERISA Affiliates of any notice, concerning the imposition of withdrawal liability (as defined in Part I of Subtitle E of Title IV of ERISA) or a determination that a Multi-employer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA; (h) the occurrence of a “prohibited transaction” with respect to which the Borrowers or any of the Subsidiaries is a “disqualified person” (within the meaning of Section 4975 of the Code) or with respect to which the Borrowers or any such Subsidiary could reasonably be expected to have a material liability; or (i) any other event or condition with respect to a Pension Plan or Multi-employer Plan that could result in liability of the Borrowers or any Subsidiary.

“Event of Default” has the meaning specified in Section 11.1.

“Exchange Act” means the Securities Exchange Act of 1934, and regulations promulgated thereunder.

“Federal Funds Rate” means, for any day, the rate set forth in the weekly statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Bank of New York (including any such successor, “H.15(519)”) on the preceding Business Day opposite the caption “Federal Funds (Effective),” or, if for any relevant day such rate is not so published on any such preceding Business Day, the rate for such day will be the arithmetic mean as determined by the Agent of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 a.m. (New York City time) on that day by each of three leading brokers of Federal funds transactions in New York City selected by the Agent.

“Federal Reserve Board” means the Board of Governors of the Federal Reserve System or any successor thereto.

“Fee Properties” means the Real Estate properties owned in fee by a Debtor, which properties owned as of the Petition Date are listed on Schedule 1.1A.

“Financing Order” means the order of the Bankruptcy Court in the form of Exhibit B (except as may otherwise be agreed in writing or on the record at the final hearing with respect to such order in the Case by the Majority Lenders) entered in the Case after notice and any hearing pursuant to the Bankruptcy Rules and applicable local rules which, among other matters, authorizes the Obligors to obtain credit, incur (or guaranty) the Obligations and grant Liens under the Loan Documents and provides for the priority of the Agent’s and the Lenders’ claims, as the same may be modified or supplemented from time to time after the Entry Date with the written consent of the Majority Lenders.

“First Lien Properties” means all Properties set forth in Schedule 8.18, together with any Property of a wholly-owned Subsidiary that becomes a Guarantor after the Closing Date.

“Fiscal Quarter” means a period of three calendar months beginning on the first day of each January, April, July, and October, constituting a Person’s fiscal quarter for financial accounting purposes, with the first of such measurement periods beginning on the first day of each Fiscal Year and the last of such measurement periods ending on the last day of such Fiscal Year.

“Fiscal Year” means, with respect to any Person, such Person’s fiscal year for financial accounting purposes.

“Foreign Subsidiary” means any Subsidiary of an Obligor (i) that is not incorporated or organized under the laws of the United States, any State thereof or the District of Columbia, or

(ii) that is a disregarded entity for U.S. federal income tax purposes, (A) which is treated for U.S. federal income tax purposes as a division of an entity described in clause (i) above or (B) substantially all of the assets of which consist of the Capital Stock of Subsidiaries described in clause (i) above.

“Fraudulent Conveyance” has the meaning specified in Section 12.7.

“Funding Date” means the date on which the Borrowing occurs.

“Funding Notice” means a notice substantially in the form of Exhibit C.

“GAAP” means generally accepted accounting principles set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the United States accounting profession), as in effect from time to time.

“General Intangibles” means “general intangibles,” as defined in the UCC, chooses in action and causes of action, and any other intangible personal property of every kind and nature (other than Accounts), including, without limitation, all contract rights, payment intangibles, Proprietary Rights, corporate or other business records, inventions, designs, blueprints, plans, specifications, patents, patent applications, trademarks, service marks, trade names, trade secrets, goodwill, copyrights, computer software, customer lists, registrations, licenses, franchises, tax refund claims, any funds which may become due to a Person in connection with the termination of any employee benefit plan or any rights thereto and any other amounts payable to a Person from any employee benefit plan, rights and claims against carriers and shippers, rights to indemnification, business interruption insurance and proceeds thereof, property, casualty or any similar type of insurance and any proceeds thereof, proceeds of insurance covering the lives of key employees on which a Person is beneficiary, rights to receive dividends, distributions, cash, instruments, and other property in respect of or in exchange for pledged equity interests or Investment Property, and any letter of credit, guarantee, claim, security interest, or other security held by or granted to a Person.

“General Partner” means General Growth Properties, Inc., a Delaware corporation and the general partner of GGPLP.

“GGPLP” means GGP Limited Partnership, a Delaware limited partnership.

“GGMI” means General Growth Management, Inc., a Delaware corporation.

“Gift Card and Lotto Accounts” means one or more deposit accounts established by the General Partner or any Subsidiary that are used exclusively to hold the proceeds of gift cards or lotto sales, respectively, which accounts shall not be included in the Collateral.

“Governmental Authority” means any nation or government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory, or administrative functions of or pertaining to government.

“Ground Lease” means each ground lease pursuant to which a Debtor is leasing Real Estate from another Person.

“Guaranteed Obligations” has the meaning specified in Section 12.1(a).

“Guarantor” means each of the Persons identified on Schedule 1.1B and any other wholly-owned Subsidiary that (a) ceases to be a Negative Pledge Debtor and/or (b) becomes a party to the Case.  Notwithstanding anything else in this Agreement, no Foreign Subsidiary and no Negative Pledge Debtor shall be a Guarantor.

“Guaranty” means, with respect to any Person, all obligations of such Person which in any manner directly or indirectly guarantee or assure, or in effect guarantee or assure, the payment or performance of any indebtedness, dividend, or other obligations of any other Person (the “guaranteed obligations”), or assure or in effect assure the holder of the guaranteed obligations against loss in respect thereof, including any such obligations incurred through an agreement, contingent, or otherwise:  (a) to purchase the guaranteed obligations or any property constituting security therefor; (b) to advance or supply funds for the purchase or payment of the guaranteed obligations or to maintain a working capital or other balance sheet condition; or (c) to lease property or to purchase any debt or equity securities or other property or services.

“Guaranty Supplement” has the meaning specified in Section 12.5.

“Hedge Agreements” means interest rate swap, cap or collar agreements, interest rate future or option contracts, currency swap agreements, currency future or option contracts and other hedging agreements.

“Improvements” means all buildings, structures and other improvements located on any of the Properties and owned by any Debtor from time to time.

“Initial Lender” means each of the Persons listed on the signature pages to this Agreement as an “Initial Lender.”

“Insurance Requirements” means, collectively, (a) all material terms of any insurance policy required pursuant to this Agreement and (b) all material regulations and then current standards applicable to or affecting any of the Properties or any portion thereof or any use or condition thereof, which may, at any time, be recommended by the board of fire underwriters, if any, having jurisdiction over any of the Properties, or any other body exercising similar functions.

“Intercompany Subordination Agreement” means, collectively, that certain (i) Deed of Trust Subordination Agreement by and among the General Partner, GGPLP, Century Plaza, L.L.C., Century Plaza, Inc. and the Agent in the form of Exhibit K-1, and (ii) Mortgage Subordination Agreement by and among the General Partner, GGPLP, Howard Hughes Properties, Inc., TRC and the Agent in the form of Exhibit K-2.

“Investment Agreement” has the meaning specified in Recital C of this Agreement.

“Investment Property” means “investment property,” as defined in the UCC, and any (a) securities whether certificated or uncertificated, (b) securities entitlements, (c) securities accounts, (d) commodity contracts and (e) commodity accounts, together with all other units, shares, partnership interests, membership interests, equity interests, rights or other equivalent evidences of ownership (howsoever designated) issued by any Person.

“Investment Transactions” has the meaning specified in Recital C of this Agreement.

“Investments” means, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (i) the purchase or other acquisition of Capital Stock or debt or other securities of another Person, (ii) a loan, advance or capital contribution to, Guaranty or assumption of Debt of, or purchase or other acquisition of any other debt or equity participation or interest in, another Person, including any partnership or joint venture interest in such other Person or (iii) the purchase or other acquisition (in one transaction or a series of transactions) of all or substantially all of the property and assets or business of another Person or assets constituting a business unit, line of business or division of such Person (other than purchases of (1) real property and related rights that are adjacent to or ancillary to any Property or (2) other assets ancillary to a Property of the Debtors or (3) the Capital Stock of a Person whose assets consist primarily of any of the foregoing).  For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment.

“IRS” means the Internal Revenue Service and any Governmental Authority succeeding to any of its principal functions under the Code.

“Issuer” has the meaning specified in Section 6.2(c).

“Knowledge” means, with respect to any Obligor, the actual knowledge of the president, chief executive officer, chief financial officer, general counsel, vice president and deputy general counsel of real estate and finance or the equivalent officer performing similar functions of any of the foregoing, in each case of such Obligor.

“Lease” means any lease, sublease, sub-sublease, license, letting, concession, occupancy agreement or other agreement (whether written or oral and whether now or hereafter in effect) under which any Debtor is a lessor, existing as of the Closing Date or hereafter entered into by any Debtor, pursuant to which any other Person (including Affiliates of any Debtor) is granted a possessory interest in, or right to use or occupy all or any portion of any space in any of the Properties, and every modification, amendment or other agreement relating to such lease, sublease, sub-sublease, or other agreement entered into, in accordance with the terms of the Loan Documents, in connection with such lease, sublease, sub-sublease, or other agreement and all agreements related thereto, and every guarantee of the performance and observance of the covenants, conditions and agreements to be performed and observed by the other party thereto.

“Leased Properties” means the Real Estate leased by a Debtor, as lessee, pursuant to a Ground Lease which Real Estate leased as of the Petition Date is listed on Schedule 1.1C.

“Legal Requirements” means:  (a) all applicable and legally binding governmental statutes, laws, rules, orders, regulations, ordinances (including, without limitation, zoning and other similar ordinances), judgments, decrees and injunctions of Governmental Authorities (including Environmental Laws) affecting either a Debtor or the Property or any portion thereof or the construction, ownership, use, alteration or operation thereof, or any portion thereof (whether now or hereafter enacted and in force), and (b) all permits, licenses and authorizations and regulations relating thereto.

“Lender” means any Person, in its capacity as a lender hereunder and its successors and permitted assigns in such capacity as a lender, and “Lenders” means two or more of such Persons, collectively.

“Lien” means:  (a) any interest in property securing an obligation owed to, or a claim by, a Person other than the owner of the property, whether such interest is based on the common law, statute, or contract, and including a security interest, charge, claim, or lien arising from a mortgage, deed of trust, encumbrance, pledge, hypothecation, assignment, deposit arrangement, agreement, security agreement, conditional sale or trust receipt or a lease, consignment, or bailment for security purposes and (b) to the extent not included under clause (a) preceding, any reservation, exception, encroachment, easement, right of way, covenant running with the land, condition, restriction, lease, or other title exception or encumbrance affecting any Property, in each case excluding any zoning or similar law or right reserved to or vested in any Governmental Authority to contest or regulate the use of any Property.

“Loan Documents” means, collectively (a) the Financing Order, (b) this Agreement, (c) the Term Note and (d) any other agreements, instruments, and documents heretofore, now or hereafter evidencing, securing, guaranteeing, or otherwise relating to the Obligations or the Collateral.

“Loss Proceeds” means amounts, awards or payments payable to any Debtor or the Agent in respect of all or any portion of any of the Properties in connection with a Casualty or Condemnation thereof (after the deduction therefrom and payment to such Debtor and the Agent (or the holder of any Pre-Petition Lien with respect to such Property, any Tenant of such Property or holder of any Ground Lease or REA in respect of such Property to the extent required by the terms of the documents evidencing Pre-Petition Liens, the Lease, the Ground Lease or REA with such Person, as applicable), respectively, (a) of any and all reasonable out-of-pocket expenses incurred by such Debtor, the Agent or such other Person in the recovery thereof, including all reasonable out-of-pocket attorneys’ fees and disbursements, the fees of insurance experts and adjusters and the reasonable out-of-pocket costs incurred in any litigation or arbitration with respect to such Casualty or Condemnation, (b) of any taxes payable with respect to such payments and (c) of any amounts required to be paid to or for the benefit of the holders of any Pre-Petition Lien).

“M&M Liens” means mechanics’, materialmen’s, repairmen’s or similar Liens created under any contract or existing under any applicable law and affecting any Property.

“Main Operating Account” has the meaning specified in the first day motions and orders.

“Major Entities” means, on any date, the General Partner, GGPLP, TRC, any Obligor that owns any First Lien Property and any direct or indirect parent holding company of such Obligor.

“Major Lease” means any Lease which covers more than 75,000 square feet of rentable building area.

“Major REA” means any reciprocal easement agreement with respect to a regional shopping center entered into by the applicable Debtor and an anchor occupant.

“Majority Lenders” means one or more Lenders whose Pro Rata Shares aggregate more than 50.0% as such percentage is determined under the definition of Pro Rata Share set forth herein.

“Margin Stock” means “margin stock” as such term is defined in Regulation T, U, or X of the Federal Reserve Board.

“Market Maker”  means any firm that regularly makes a trading market in, or quotes prices for purchase and sale of, debt instruments and which, is approved by the Borrowers, such approval not to be unreasonably withheld.

“Material Adverse Effect” means:  (a) a material adverse change in, or a material adverse effect upon, the operations, business, properties or condition (financial or otherwise) of the Debtors, taken as a whole, or of the Collateral, taken as a whole, (b) a material adverse change in, or a material adverse effect upon, the First Lien Properties, taken as a whole, (c) a material adverse change in, or a material adverse effect upon, the Negative Pledge Properties, taken as a whole, or (d) a material adverse effect upon the legality, validity, binding effect, or enforceability against any Obligor of the Loan Documents, taken as a whole; provided that, for purposes of determining the existence or occurrence of a Material Adverse Effect, (i) the effect of any Casualty or Condemnation shall be excluded, (ii) “Material Adverse Effect” excludes the foregoing if and to the extent the foregoing arise as a result of the filing of the Petitions and commencement of the Case and/or the events leading thereto and (iii) when used in this Agreement with respect to any action, event or circumstance that is subject to the Automatic Stay, such action, event or circumstance could not have, or be expected to have, a Material Adverse Effect for so long as such action, event or circumstance remains subject to the Automatic Stay.

“Material Agreements” means each contract and agreement (other than Leases and agreements in respect of Debt) relating to the ownership, management, development, use, operation, leasing, maintenance, repair or improvement of any Properties (a) under which a Debtor has the obligation to pay more than $10,000,000 per annum or (b) as to which the breach, nonperformance or cancellation thereof, or the failure thereof to be renewed could reasonably be expected to have a Material Adverse Effect.

“Maturity Date” means the date that is the earliest to occur of (a) the Outside Date, (b) the Plan Date or (c) the date the Term Loan is accelerated pursuant to the terms hereof, whether at stated maturity, upon an Event of Default or otherwise.

“Maximum Rate” has the meaning specified in Section 2.5.

“Maximum Term Loan Amount” means $400,000,000.

“Mortgage” has the meaning specified in Section 6.3.

“Multi-employer Plan” means a multi-employer plan as defined in Section 3(37) or Section 4001(a)(3) of ERISA which is or was at any time during the current year or the immediately preceding five years contributed to by any Borrower or any ERISA Affiliate.

“Municipal Financing” means any tax increment financings, sales or real estate tax rebates, payment in lieu of taxes (PILOTs), special improvement districts, financings funded by the issuance of bonds or other negotiable instruments sponsored or issued by a Governmental Authority or quasi-Governmental Authority, financings related to on-site or off-site infrastructure or public works or any other financing arrangements for which a Debtor is an obligor and a Governmental Authority or quasi-Governmental Authority is the obligee.

“Negative Pledge Debtor” means (i) any Subsidiary of the Borrower that was a party to the Case on the Original Closing Date which holds one or more Negative Pledge Properties, (ii) any wholly-owned Subsidiary that became a party to the Case after the Original Closing Date which holds one or more Negative Pledge Properties and (iii) any Subsidiary of a Person set forth in clause (i) or clause (ii) above.

“Negative Pledge Properties” means (a) all Properties other than First Lien Properties and (b) all Capital Stock of a Person owning Property (or the direct holding company of such Person) which Capital Stock has been pledged to secure Prior Lien Debt constituting so-called “mezzanine loans.”

“Negative Pledge Property Retention Amount” means, with respect to any sale or other disposition of any Negative Pledge Property (or any Debtor owning any Negative Pledge Property or its direct or indirect parent holding company), an amount equal to (a) 50% of all Net Proceeds of all such sales or other dispositions aggregating up to $100 million of Net Proceeds, (b) 40% of all Net Proceeds of such sales or other dispositions aggregating more than $100 million and up to $200 million of Net Proceeds, (c) 30% of all Net Proceeds of such sales or dispositions aggregating more than $200 million and up to $300 million of Net Proceeds and (d) 20% of all Net Proceeds of such sales or dispositions aggregating more than $300 million of Net Proceeds.

“Net Proceeds” means, with respect to any sale or disposition contemplated in Section 3.3(a), an amount equal to all proceeds of such sale or disposition net of the items specified in Section 3.3(a)(1), (2), (3) and (5).

“New Lending Office” has the meaning specified in Section 5.1(d).

“Non-U.S. Lender” means each Lender (or Assignee) that is not a “United States person” as defined in Section 7701(a)(30) of the Code.

“Obligations” means all loans, advances, liabilities, obligations, covenants, duties, and debts owing by the Obligors (or any thereof) to the Agent and/or any Lender, arising under or pursuant to this Agreement or any of the other Loan Documents, whether or not evidenced by any note, or other instrument or document, whether arising from an extension of credit, acceptance, loan, guaranty, indemnification, or otherwise, whether direct or indirect, absolute or contingent, due or to become due, primary or secondary, as principal or guarantor, and including all principal, interest, charges, expenses, fees, attorneys’ fees, filing fees, and any other sums chargeable to any Obligor hereunder or under any of the other Loan Documents.  “Obligations” includes, without limitation, all debts, liabilities, and obligations of the Obligors now or hereafter arising from or in connection with the Term Loan.

“Obligor” means either Borrower or any Guarantor, and “Obligors” means the Borrowers and the Guarantors.

“Obligor Materials” has the meaning specified in Section 7.2.

“OFAC List” means the list of specially designated nationals and other prohibited parties maintained by the United States Treasury Department’s Office of Foreign Assets Control.

“Original Closing Date” has the meaning specified in Recital B of this Agreement.

“Original DIP Agreement” has the meaning specified in Recital B of this Agreement.

“Other Taxes” means any present or future stamp or documentary taxes or any other excise or property taxes, charges, or similar levies (excluding, in the case of each Lender and the Agent, such taxes (including income taxes or franchise taxes) as are imposed on or measured by such Lender’s or the Agent’s, as the case may be, net income) which arise from any payment made hereunder or from the execution, delivery, or registration of, or otherwise with respect to, this Agreement or any other Loan Documents, excluding any and all taxes that are attributable to such Lender’s or the Agent’s failure to comply with the applicable requirements set forth in Section 14.10.

“Outside Date” means May 16, 2011.

“Participant” has the meaning specified in Section 13.3(f).

“Participant Register” has the meaning specified in Section 13.3(g).

“Patriot Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA Patriot Act of 2001; Public Law 107-56).

“Payment Date” means the first Business Day of each month.

“PBGC” means the Pension Benefit Guaranty Corporation or any Governmental Authority succeeding to any of its principal functions thereof.

“Pension Plan” means a pension plan (as defined in Section 3(2) of ERISA) subject to Title IV of ERISA which any Obligor or any ERISA Affiliate sponsors, maintains, or to which it makes, is making, or is obligated to make contributions at any time during the current year or the immediately preceding five plan years, but excluding any Multi-employer Plan.

“Permits” means all licenses, permits, variances and certificates used in connection with the ownership, operation, use or occupancy by each Obligor and each Debtor in respect of its Properties (including certificates of occupancy, business licenses, state health department licenses, licenses to conduct business and all such other permits, licenses and rights, obtained from any Governmental Authority or private Person concerning ownership, operation, use or occupancy of the Property).

“Permitted Liens” means:

(a)        the Agent’s Liens;

(b)        Pre-Petition Liens and Liens resulting from the refinancing of the obligations secured thereby; provided that (i) such refinancing is on the same or substantially similar terms, (ii) the obligations secured thereby (A) shall not be increased, (B) shall have a final maturity no sooner than and a weighted average life no less than the obligations being refinanced and (C) shall not be the obligation of any Person other than the Person previously obligated thereon, and (iii) the Liens shall not cover any additional property;

(c)        Liens for taxes, fees, assessments, or other charges of a Governmental Authority not overdue by more than 30 days or, if more than 30 days overdue, which are (i) subject to the Automatic Stay or (ii) being contested in good faith and by appropriate proceedings diligently pursued and as to which adequate financial reserves have been established in accordance with GAAP on the applicable Debtor’s books and records;

(d)        Liens (i) consisting of deposits made in the ordinary course of business exclusively in connection with, or to secure payment of, obligations under worker’s compensation, unemployment insurance, social security, and other similar laws, or to secure the performance of bids, tenders, or contracts (other than for the repayment of borrowed money) or to secure indemnity, performance, performance and completion bonds or guarantees, other similar obligations for the performance of bids, tenders, or contracts (other than for the repayment of borrowed money) or to secure statutory obligations (other than Liens arising under ERISA or Environmental Liens) or surety, stay, customs or appeal or other similar bonds, (ii) consisting of deposits made in the ordinary course of business exclusively to secure liability for insurance premiums or deductibles or self-retention amounts, (iii) securing Debt of the type set forth in Section 9.11(a)(ix) secured exclusively by the policies financed thereby (and the proceeds thereof), and (iv) consisting of deposits in respect of letters of credit or bank guaranties posted exclusively to support payment of the items in clauses (i) and (ii) or exclusively to secure letters of credit or bank guaranties otherwise permitted under Section 9.11(a)(vi) or Section 9.11(a)(xvii);

(e)        Liens securing the claims or demands of carriers, warehousemen, landlords, and other like Persons;

(f)         Liens constituting encumbrances in the nature of reservations, exceptions, encroachments, easements, rights of way, covenants running with the land, and other similar title exceptions or encumbrances affecting any Real Estate of a Debtor including any REA; provided that such Liens do not in the aggregate materially detract from the value of such Real

Estate for its intended purpose or materially interfere with its use in the ordinary conduct of such Debtor’s business or the business of any material tenant occupying any of such Real Estate;

(g)        Liens securing the claims or demands of materialmen, mechanics, repairmen and similar Liens: (i) in respect of work done prior to the Petition Date, and (ii) M&M Liens arising after the Petition Date in respect of amounts not overdue by more than 60 days or, if more than 60 days overdue, the amount or validity of such Lien is being contested by the Debtor whose Property is affected thereby, by appropriate legal proceedings promptly initiated and conducted in good faith and with due diligence;

(h)        Liens arising from judgments and attachments in connection with court proceedings; provided the attachment or enforcement of such judgment Liens would not otherwise result in an Event of Default hereunder;

(i)         any “adequate protection liens” expressly contemplated by the Financing Order;

(j)         Liens created with the prior written consent of the Majority Lenders;

(k)        Liens not otherwise referred to in this definition incurred in the ordinary course of business that do not secure Debt; provided that the granting of such Lien could not be reasonably expected to have a Material Adverse Effect;

(l)         licenses of Proprietary Rights granted by Debtors in the ordinary course of business and not interfering in any material respect with the ordinary conduct of the business of the Debtors, taken as a whole, the granting of which could not reasonably be expected to result in a Material Adverse Effect;

(m)       rights of existing and future Tenants (as tenants only) pursuant to written Leases related to the Property in question to the extent such Leases are entered into in conformity with the provisions of this Agreement;

(n)        any interest or title of a lessor (or its mortgagor) under any Ground Lease (with respect to a Leased Property) (including a sub-lessor) under any operating lease or Ground Lease;

(o)        leases, subleases, licenses and sublicenses granted to other Persons not interfering in any material respect with the (i) ordinary course of the business of the Debtors, taken as a whole, and (ii) the rights reserved or vested in any Person by the terms of any lease, license, franchise, grant or permit held by any Debtor or by a statutory provision, to terminate any such lease, license, franchise, grant or permit, or to require annual or periodic payments as a condition to the continuance thereof;

(p)        bankers’ Liens, rights of setoff and other similar Liens on cash and cash equivalents on deposit in one or more accounts maintained by any Debtor, in each case granted in the ordinary course of business in favor of the bank or banks with which such accounts are maintained, securing amounts owing to such bank with respect to cash management and operating account arrangements, including those involving pooled accounts and netting arrangements in respect of such deposit accounts, and not securing any obligations relating to any extension of credit;

(q)        the filing of UCC financing statements solely as a precautionary measure in connection with operating leases, consignment of goods or sales of Accounts;

(r)         Liens consisting of (i) an agreement to dispose of any property pursuant to a disposition permitted under Section 9.8 and (ii) earnest money deposits of cash or cash equivalents by any Debtor in connection with any letter of intent or purchase agreement permitted hereunder;

(s)        the granting of any purchase option, right of first refusal, right of first offer or similar right in respect of any portion of any of the Properties or the subjecting of any portion of any of the Properties to restrictions on transfer, in each case, in the ordinary course of business and (i) to the extent existing on the Petition Date, (ii) consisting of customary purchase options, rights of first refusal, rights of first offer or similar rights given in respect of anchor occupant parcels or outparcels, in the case of clause (ii), that do not contain a restraint on alienation to reasonably similar competitors of the Debtors, taken as a whole, or (iii) in respect of any Negative Pledge Property;

(t)         Liens securing Debt of the type permitted under Section 9.11(a)(iv) provided that individual financings of assets of the Debtors provided by one lender or its Affiliates may be cross-collateralized to other financings of assets provided by such lender or its Affiliates;

(u)        Liens set forth in any UCC search results delivered or made available to the Agent on or prior to the Petition Date with respect to GGMI; and

(v)        Liens evidencing and/or securing any Municipal Financing and, to the extent constituting Debt, if such Debt is permitted under Section 9.11(a)(xxi).

“Person” means any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, unincorporated organization, association, corporation, Governmental Authority, or any other entity.

“Petition Date” has the meaning specified in Recital A of this Agreement (the “original petition date”) and, with respect to any wholly-owned Subsidiary of the Borrowers that becomes a party to the Case after the original petition date, the date on which such Subsidiary becomes subject to the Case.

“Petitions” means the voluntary petitions filed by the Debtors with the Bankruptcy Court for relief under Chapter 11 of the Bankruptcy Code.

“Plan Date” means the effective date of a plan of reorganization in respect of the Debtors in the Case.

“Platform” has the meaning specified in Section 7.2.

“Pledged Collateral” has the meaning specified in Section 6.12(b).

“Prepayment Cash Collateral Account” has the meaning specified in Section 3.3(d).

“Pre-Petition Liens” means Liens which (a) were valid, enforceable, properly perfected (or are permitted to be perfected after the Petition Date pursuant to the Bankruptcy Code and are so perfected) and non-avoidable as of the Petition Date, if any, (b) as a matter of applicable nonbankruptcy law, would have priority over the Agent’s Liens as of the Petition Date if the Agent’s Liens were created as of such date (or with respect to Liens permitted to be perfected after the Petition Date pursuant to the Bankruptcy Code and which are so perfected, have priority over the Agent’s Liens as of such date of perfection) and (c) are not avoided in the Case.

“Primary Properties” means the Properties described on Schedule 1.1D.

“Prior Lien Debt” means the Debt and other obligations existing as of the Petition Date which are secured by Pre-Petition Liens, as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof or after the date hereof in accordance with this Agreement.

“Private Side Communications” has the meaning specified in Section 7.2.

“Pro Rata Share” means, with respect to a Lender, a fraction (expressed as a percentage), the numerator of which is the sum of the principal amount of the Term Loan owed to such Lender and the denominator of which is the aggregate principal amount of the Term Loan owed to all Lenders.

“Professional Person” means a Person who is an attorney, accountant, appraiser, auctioneer, financial advisor, or other professional Person and who is retained with approval of the Bankruptcy Court, after notice and opportunity for hearing to the Agent and the Lenders, by (a) any Debtor pursuant to Section 327 of the Bankruptcy Code, (b) a committee pursuant to Section 1103(a) of the Bankruptcy Code or (c) the official committee of unsecured creditors.

“Properties” means the Fee Properties and the Leased Properties, including all Improvements thereon.

“Proprietary Rights” means, with respect to a Person, all of such Person’s now owned and hereafter arising or acquired:  licenses, franchises, permits, patents, patent rights, copyrights, works which are the subject matter of copyrights, trademarks, service marks, trade names, trade styles, patent, trademark and service mark applications, and all licenses and rights related to any of the foregoing (including goodwill), and all other rights under any of the foregoing, all extensions, renewals, reissues, divisions, continuations, and continuations in part of any of the foregoing, and all rights to sue for past, present, and future infringement of any of the foregoing.

“Public Lender” has the meaning specified in Section 7.2.

“REA” means any reciprocal easement or similar agreement affecting any Property.

“Real Estate” means, with respect to any Person, all of such Person’s now or hereafter owned or leased estates in real property, including, without limitation, all fees, leaseholds, and future interests, together with all of such Person’s now or hereafter owned or leased interests in the improvements thereon, the fixtures attached thereto, and the easements appurtenant thereto.  The Real Estate includes, without limitation, the Properties.

“Register” has the meaning specified in Section 13.3(d).

“REIT” means a real estate investment trust as defined in Section 856 of the Code or any successor provision.

“Release” means a release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching, or migration of a Contaminant into the environment including, without limitation, indoor air.

“Rent Roll” has the meaning specified in Section 8.20(a).

“Responsible Officer” means, with respect to any Obligor, the chief executive officer, the president, the chief financial officer, or any senior vice president, the treasurer, any assistant treasurer, the Secretary or any assistant secretary of such Obligor (or of the general partner or manager of such Obligor if it is not a corporation), or any other officer having substantially the same authority and responsibility.

“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any Capital Stock of any Debtor, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such Capital Stock or any option, warrant or other right to acquire any such Capital Stock (other than convertible Debt).

“Sole Arranger” means Barclays Capital, the investment banking division of Barclays Bank PLC, solely in its capacity as sole arranger with respect to this Agreement.

“Subsidiary” as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled directly or indirectly through one or more intermediaries, or both, by such Person.  Unless otherwise qualified, all references to a “Subsidiary” or to “Subsidiaries” in this Agreement shall refer to a Subsidiary or Subsidiaries of the General Partner.

“Taxes” means any and all present or future taxes, levies, imposts, deductions, charges, or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender and the Agent, taxes (including income taxes or franchise taxes and branch profits taxes) as are imposed on or measured by such Lender’s or the Agent’s, as the case may be, net income by the jurisdiction (or any political subdivision thereof) under the laws of which such Lender or the Agent, as the case may be, is organized or maintains a lending office or does business, or by a jurisdiction to which the Agent or such Lender is or previously was otherwise connected pursuant to the laws of such jurisdiction, other than by reason of activity arising solely from the

Agent or such Lender having executed this Agreement and having enjoyed its rights and performed its obligations under this Agreement.

“Tenant” means any Person liable by contract or otherwise to pay monies (including a percentage of gross income, revenue or profits) pursuant to a Lease.

“Tenant Allowances” means tenant improvements paid or reimbursed through allowances to or credit against rent only by a Tenant pursuant to such Tenant’s Lease.

“Tenant Obligations Order” means the order of the Bankruptcy Court entered by the Court in respect of tenant obligations of the Debtor.

“Term Loan” has the meaning specified in Recital D of this Agreement.

“Term Note” means a promissory note made by the Borrowers payable to the order of a Lender evidencing the obligation of the Borrowers to pay the aggregate unpaid principal amount of the Term Loan made to the Borrowers by such Lender and/or held by such Lender (and any promissory note or notes that may be issued from time to time in substitution, renewal, extension, replacement, or exchange thereof whether payable to such Lender or to a different Lender in connection with a Person becoming a Lender after the Closing Date or otherwise) substantially in the form of Exhibit D, with all of the blanks properly completed.

“Threshold Amount” means, with respect to any Property, $25,000,000.

“TRC” means The Rouse Company LP.

“Unfunded Pension Liability” means the excess of a Pension Plan’s actuarial value of benefit liabilities under Section 4001(a)(16) of ERISA, over the current actuarial value of that Pension Plan’s assets allocable to such benefit liabilities, determined in accordance with the assumptions used for funding the Pension Plan pursuant to Section 412 or Section 430 of the Code (or corresponding provisions of ERISA) for the applicable plan year.

“UCC” means the Uniform Commercial Code (or any successor statute) of the State of New York or of any other state the laws of which are required by Section 9-301 thereof to be applied in connection with the issue of perfection of security interests.

“United States” means the United States of America.

“U.S. Lender” means each Lender (or Assignee) that is a “United States person” as defined in Section 7701(a)(30) of the Code.

Section 1.2         Accounting Terms.  Any accounting term used in this Agreement without definition shall have, unless otherwise specifically provided herein, the meaning customarily given in accordance with GAAP, and all financial computations hereunder shall be computed, unless otherwise specifically provided herein, in accordance with GAAP.

Section 1.3             Interpretive Provisions.

(a)           The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

(b)           The words “hereof,” “herein,” “hereunder” and similar words refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.

(i)            The term “documents” includes any and all instruments, documents, agreements, certificates, indentures, notices, and other writings, however evidenced.

(ii)           The term “including” is not limiting and means “including without limitation.”

(iii)          In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including,” the words “to” and “until” each mean “to but excluding” and the word “through” means “to and including.”

(c)           Unless otherwise expressly provided herein, (i) references to agreements (including this Agreement) and other contractual instruments shall be deemed to include all subsequent amendments, restatements, amendments and restatements, supplements and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of any Loan Document, and (ii) references to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending, replacing, supplementing, or interpreting the statute or regulation.

(d)           The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement.

(e)           This Agreement and the other Loan Documents are the result of negotiations among and have been reviewed by counsel to the Agent, the Lenders, and the Obligors and are the products of all parties.  Accordingly, the Loan Documents shall not be construed against the Agent, any Lender, or any Obligor merely because of any such Person’s involvement in their preparation.

(f)            Terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the UCC.

(g)           Whenever the payment of any obligation or the performance of any covenant, agreement or obligation is stated to be due on a day which is not a Business Day, such payment or performance shall be made on the next succeeding Business Day, and such extension of time shall be included in the computation of interest or fees, as applicable.

(h)           All references in any Loan Document to all or any part of the Obligations being paid in full, payment in full, paid in full in cash, payment in full in cash, paid in cash, repayment in full, repaid in full, payment and satisfaction in full or indefeasibly paid or any similar phrase shall refer to such portion of the Obligations either being paid in full in cash or being converted to equity and/or debt to the extent permitted by, and in the manner set forth on, Schedule 3.1-A.

ARTICLE 2

TERM LOAN; INTEREST AND FEES

Section 2.1             Total Facility.  Subject to all of the terms and conditions of this Agreement and the Financing Order, the Lenders severally agree to make available a term credit facility of up to the Maximum Term Loan Amount for use by the Debtors.  The term credit facility described in the preceding sentence is not a revolving line of credit, and the Borrowers may not reborrow sums previously advanced as part of the Term Loan and prepaid or repaid.

Section 2.2             Term Loan.

(a)           The Term Loan.  Subject to Section 10.1, the Lenders agree, on the terms and conditions hereinafter set forth, to make a single advance in the amount equal to its Commitment or such lesser amount as is authorized by the Financing Order to the Borrowers on or, at the Lenders’ option, before the date which is ten (10) Business Days following the Entry Date.

(b)           No Liability.  The Agent shall not incur any liability to any Obligor as a result of acting reasonably under this Section 2.2, and the crediting of Term Loan to the Borrowers’ deposit account, or wire transfer to such Person as the Borrowers shall direct, shall conclusively establish the obligation of the Borrowers to repay such Term Loan as provided herein.

(c)           Notation.  The Agent shall record on its books the principal amount of the Term Loan owing to each Lender from time to time.  In addition, each Lender is authorized, at such Lender’s option, to note the date and amount of each payment or prepayment of principal of such Lender’s Term Loan in its books and records, including computer records, such books and records constituting presumptive evidence, absent manifest error, of the accuracy of the information contained therein.

(d)           Term Notes.  The Borrowers shall execute and deliver to the Agent, on behalf of each Lender, effective as of the Closing Date and on the date of the assignment of any portion of any Lender’s Term Loan, a Term Note, to evidence such Lender’s Term Loan, in the principal amount equal to the greater of the amount of such Lender’s Commitment with respect to the Term Loan or the aggregate principal amount of the Term Loan owed to such Lender.

(e)           Commitment Termination.  All Commitments shall automatically terminate if the conditions to the Funding Date set forth in Section 10.1 shall not have been satisfied by 5:00 P.M., New York City time, on the earlier of (i) August 15, 2010 and (ii) the termination of the Investment Agreement in accordance with its terms.

Section 2.3             Interest.

(a)           Interest Rates.  The Term Loan shall bear interest on the unpaid outstanding principal amount thereof (including, to the extent permitted by law, on accrued interest thereon not paid when due) from the date made until paid in full in cash at a per annum rate equal to the lesser of (i) the Maximum Rate or (ii) five and one-half percent (5.5%).  Subject to Section 2.5, all interest charges on the Obligations shall be computed on the basis of a year of 360 days and actual days elapsed (which results in more interest being paid than if computed on the basis of a 365-day year).

(b)           The Borrower shall deliver to the Agent a Funding Notice.

(c)           [Intentionally Omitted].

(d)           [Intentionally Omitted].

(e)           Default Rate.  Subject to Section 2.5, upon the occurrence and during the continuance of an Event of Default, the principal amount of the Term Loan outstanding and, to the extent permitted by applicable law, any interest payments on the Term Loan or any fees, in each case, which are overdue, shall thereafter bear interest payable on demand at a rate per annum equal to the lesser of (i) the Maximum Rate or (ii) the Default Rate.

Section 2.4             [Intentionally Omitted]..

Section 2.5             Interest Limitation  Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to the Term Loan, together with all fees, charges and other amounts which are treated as interest on such Term Loan under applicable law (collectively the “Charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) which may be contracted for, charged, taken, received or reserved by the Lenders holding such Term Loan in accordance with applicable law, the rate of interest payable in respect of such Term Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Term Loan but were not payable as a result of the operation of this Section 2.5 shall be cumulated and the interest and Charges payable to such Lender in respect of such Term Loan or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount shall have been received by such Lender if such amount may be paid to such Lender without violating any Legal Requirement.

Section 2.6             Agent’s Fee.  Subject to Section 2.5, the Borrowers agree to pay, to the Agent for the Agent’s own account, collateral management, agency and administrative fees at the times and in the amounts separately agreed in writing among the Borrowers and the Agent; provided that the amount of such fees shall not exceed $30,000 per month but may be required to be paid annually in advance.

ARTICLE 3

PAYMENTS AND PREPAYMENTS

Section 3.1             Term Loan.  Subject to Section 15.23, the Borrowers jointly and severally agree to repay the outstanding principal balance of the Term Loan plus all accrued but unpaid interest thereon, together with all other non-contingent Obligations, on the Maturity Date; provided that the General Partner (on its own behalf and on behalf of GGPLP) shall have the right to elect to convert the outstanding principal amount of the Term Loan and accrued and unpaid interest due and owing upon the Plan Date (the “Conversion Amount”) to equity and/or debt to the extent permitted by, and in the manner set forth on, Schedule 3.1-A.  Accrued and unpaid interest on the Term Loan shall be due and payable on each Payment Date (beginning on August 1, 2010) and on the Maturity Date, and the Borrowers agree to pay such accrued and unpaid interest on such dates (it being understood that the payment of interest on the Maturity Date may be paid by conversion of such amounts to the extent permitted by the preceding sentence).

Section 3.2             Optional Prepayment of the Term Loan.  The Borrowers may prepay the principal of the Term Loan, in whole or in part, at any time and from time to time by (a) providing to the Agent two (2) Business Days prior written notice of its intention to make such prepayment and (b) paying to the Agent or, if applicable, paying in compliance with Section 15.23 all accrued and unpaid interest on the principal amount being prepaid concurrently with the making of such prepayment; provided, however, that each such optional prepayment shall be in a minimum principal amount of $1,000,000 and integral multiples of $500,000 in excess thereof.

Section 3.3             Mandatory Prepayments of the Term Loan.  Subject to Section 15.23, the Borrowers shall prepay the principal amount of the Term Loan at the following times and in the following amounts:

(a)           (i) in the case of a sale or disposition pursuant to Section 9.8(d) within two (2) Business Days (during which period no Obligor shall be entitled to make any Restricted Payments) and (ii) in the case of any sale or disposition of condominiums pursuant to Section 9.8(f)(i), on or before the last Business Day of the applicable Fiscal Quarter during which such sale or disposition was made of (A) any First Lien Property (or any Debtor owning such First Lien Property or its direct or indirect parent holding company) or (B) any Negative Pledge Property (or any Debtor owning such Negative Pledge Property or its direct or indirect parent holding company), all proceeds of such sale or other disposition net of (1) the reasonable and customary out-of-pocket costs and expenses of such sale or disposition paid to Persons that are not Obligors or their Subsidiaries, (2) the amount applied to all obligations secured by a Pre-Petition Lien on the asset being sold or the Capital Stock of the Person (or the direct holding company of such Person) owning such asset being sold which is secured by any Pre-Petition Lien, (3) the amount of sales and transfer taxes that are payable by a Debtor or any Affiliate in connection therewith, and (4) in the case of a sale or disposition of (x) First Lien Property, to the extent the net proceeds of all such sales or dispositions since the Closing Date exceed $75,000,000 in the aggregate and (y) Negative Pledge Property, the Negative Pledge Property Retention Amount, if applicable;

(b)           with respect to the Loss Proceeds of any Casualty or Condemnation with respect to any Property of any Debtor, at the time and in the amount of such prepayment as required by Section 9.4(e);

(c)           [Intentionally Omitted]; and

(d)           notwithstanding any of the other provisions of this Section 3.3, so long as no Event of Default shall have occurred and be continuing, any prepayment of the Term Loan  required to be made pursuant to this Section may, at the election of the Borrowers, be maintained in a Prepayment Cash Collateral Account (or pursuant to other arrangements reasonably satisfactory to the Agent) and, so long as no Event of Default has occurred and is continuing, such amount shall not be required to be applied to reduce the principal amount of the Term Loan at such time as would otherwise be required by this Section 3.3.  For purposes of this clause (d), the term “Prepayment Cash Collateral Account” means a deposit or securities account established by a Borrower with a bank designated by the Agent and over which the Agent shall have exclusive dominion and control, including the exclusive right of withdrawal for application in accordance with this clause (d); provided that the Borrowers shall have the right to reasonably direct the investment of amounts on deposit in a Prepayment Cash Collateral Account in Cash Equivalents as the Borrowers shall elect.  If the maturity of the Term Loan has been accelerated pursuant to Section 11.2 or if the Term Loan has matured in accordance with its terms, the Agent  shall at the direction of the Majority Lenders apply all amounts on deposit in the Prepayment Cash Collateral Accounts (or otherwise held by the Agent) to satisfy any of the Obligations.

Section 3.4             Payments by the Borrowers.

(a)           Subject to Section 15.23, all payments to be made by the Borrowers shall be made without set-off, recoupment, or counterclaim except as otherwise expressly permitted hereunder (including, without limitation, the terms and provisions of the Investment Agreement and Schedule 3.1-A).  Except as otherwise expressly provided herein (including, without limitation, in Section 15.23), all payments by the Borrowers shall be made to the Agent, for the account of the Lenders (but in any event in one wire transfer), at the Agent’s address set forth in Section 15.7, and shall be made in Dollars and in immediately available funds, no later than 1:00 p.m. (New York City time) on the date specified herein.  Any payment received by the Agent later than 1:00 p.m. (New York City time) may, at the option of the Agent, be deemed to have been received on the following Business Day and any applicable interest or fee shall continue to accrue.

(b)           Unless the Agent receives notice from the Borrowers prior to the date on which any payment is due to the Lenders that the Borrowers will not make such payment in full as and when required, the Agent may assume that the Borrowers have made such payment in full to the Agent on such date in immediately available funds and the Agent may (but shall not be so required), in reliance upon such assumption, distribute to each Lender on such due date an amount equal to the amount then due such Lender.  If and to the extent the Borrowers have not made such payment in full to the Agent, each Lender shall repay to the Agent on demand such amount distributed to such Lender, together with interest thereon at the Federal Funds Rate for each day from the date such amount is distributed to such Lender until the date repaid.

(c)           [Intentionally Omitted].

Section 3.5             Apportionment, Application, and Reversal of Payments.  Except as otherwise expressly provided herein  (including, without limitation, in Section 15.23), aggregate principal and interest payments shall be apportioned ratably among the Lenders (according to the unpaid principal balance of the Term Loan to which such payments relate held by each Lender) and payments of the fees shall, as applicable, be apportioned ratably among the Lenders as of the date such fees are received by the Agent.  Except as specifically provided otherwise herein (including, without limitation, in Section 15.23) or in the Financing Order, all payments shall be remitted to the Agent and all such payments not constituting payment of specific fees, and all proceeds of Accounts or other Collateral received by the Agent, shall be applied, ratably, subject to the provisions of this Agreement, FIRST, to pay any interest or fees then due with respect to, or which constitute, Obligations, SECOND, to pay or prepay principal of the Term Loan under this Agreement, and THIRD, to the payment of any other Obligation.  The Agent shall promptly distribute to each Lender, pursuant to the applicable wire transfer instructions received from each Lender in writing, such funds as it may be entitled to receive.

Section 3.6             Indemnity for Returned Payments.  If, after receipt of any payment which is applied to the payment of all or any part of the Obligations, the Agent or any Lender is for any reason compelled to surrender such payment or proceeds to any Person because such payment or application of proceeds is invalidated, declared fraudulent, set aside, determined to be void or voidable as a preference, impermissible set-off, or a diversion of trust funds, or for any other reason, then the Obligations or part thereof intended to be satisfied shall be revived and continued and this Agreement shall continue in full force as if such payment or proceeds had not been received by the Agent or such Lender and the Borrowers shall be liable to pay to the Agent and the Lenders, and hereby do indemnify the Agent and the Lenders and hold the Agent and the Lenders harmless for, the amount of such payment or proceeds surrendered.  The provisions of this Section 3.6 shall be and remain effective notwithstanding any contrary action which may have been taken by the Agent or any Lender in reliance upon such payment or application of proceeds, and any such contrary action so taken shall be without prejudice to the Agent’s and the Lenders’ rights under this Agreement and shall be deemed to have been conditioned upon such payment or application of proceeds having become final and irrevocable.  The provisions of this Section 3.6 shall survive the termination of this Agreement.

Section 3.7             The Agent’s Books and Records.  The Obligors agree that the Agent’s books and records showing the Obligations and the transactions pursuant to this Agreement and the other Loan Documents shall be admissible in any action or proceeding arising therefrom, and shall constitute rebuttably presumptive proof thereof, irrespective of whether any Obligation is also evidenced by a promissory note or other instrument.  Such books and records shall be deemed correct, accurate, and binding on the Borrowers and an account stated (except for corrections of errors discovered by the Agent) in the absence of evidence to the contrary.  In the event a timely written notice of objections is given by the Borrowers, only the items to which exception is expressly made will be considered to be disputed by the Borrowers.

ARTICLE 4

CASH COLLATERAL ACCOUNTS

Section 4.1             Cash Collateral Accounts.

(a)           All cash of the Obligors shall be deposited by the Obligors in one or more accounts subject to the perfected Agent’s Lien by virtue of, and having the priority set forth in, the Financing Order and, except for the Main Operating Account, if at any time required by the Agent upon the occurrence and during the continuance of an Event of Default, under its exclusive dominion and control upon written notice to the General Partner and the applicable financial institution.  Such funds shall be held in a Cash Collateral Account until such time as the amounts held therein are applied by the relevant Obligors to pay expenses or otherwise used in accordance with this Agreement.  So long as no Event of Default shall have occurred and be continuing, amounts held in a Cash Collateral Account shall be available to the Obligors for use in a manner or for a purpose not prohibited by this Agreement.  During the existence of an Event of Default all amounts held in any Cash Collateral Account (other than amounts held in the Main Operating Account subject to the Liens in favor of the Adequate Protection Parties (as defined in the Financing Order)), at the election of the Agent, shall be applied as required by Section 11.2(e); provided that during the existence of an Event of Default (1) notwithstanding the existence of such Event of Default or an acceleration of the Obligations, funds in the Main Operating Account that are not subject to the first priority Agent’s Lien shall not be transferred out of the Main Operating Account other than for ordinary course expenditures to protect and preserve the Collateral (including all documented payroll expenses (including benefits), operating expenses of the Properties, taxes, insurance premiums, ground rents with respect to the Properties, and cash management, in each case, in the ordinary course of business, and the adequate protection payments) and (2) funds in any Cash Collateral Account that are subject to the first priority Agent’s Lien (x) may, until otherwise directed by Agent, be transferred out of the Cash Collateral Accounts only for ordinary course expenditures to protect and preserve the Collateral (including all documented payroll expenses (including benefits), operating expenses of the Properties, taxes, insurance premiums, ground rents with respect to the Properties, and cash management, in each case, in the ordinary course of business and (y) at the Agent’s sole discretion and with the consent of the Majority Lenders, any funds in the Cash Collateral Accounts that are subject to the first priority Agent’s Lien may instead be applied at the direction of the Agent.

(b)           If no Event of Default has occurred and is continuing, the Obligors may invest the funds in any Cash Collateral Account as permitted by the Bankruptcy Court.

(c)           Notwithstanding the foregoing, GGMI shall maintain one or more accounts for the collection of the revenues and income of GGMI and its Subsidiaries.  GGMI shall pay its expenses and the expenses of its Subsidiaries from such account consistent with its past practices.

(d)           The Obligors shall cause the Negative Pledge Debtors to use all cash of the Negative Pledge Debtors only in accordance with (a) the Cash Management Order, the Tenant

Obligations Order and the Financing Order or (b) the applicable confirmation order, if any, heretofore entered by the Bankruptcy Court.

ARTICLE 5

TAXES, YIELD PROTECTION, AND ILLEGALITY

Section 5.1             Taxes.

(a)           Any and all payments by any Obligor to a Lender or the Agent under this Agreement and any other Loan Document shall be made free and clear of, and without deduction or withholding for any Taxes, except as provided below.  In addition, the Borrowers shall pay all Other Taxes.

(b)           The Borrowers shall indemnify and hold harmless each Lender and the Agent for the full amount of Taxes or Other Taxes (including any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 5.1) paid by such Lender or the Agent and any liability (including penalties, interest, additions to tax, and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted.  Payment under this indemnification shall be made within 30 days after the date such Lender or the Agent makes written demand therefor accompanied by a certificate setting forth in reasonable detail the amount and calculation of any indemnification payment so requested by such Lender or the Agent.  However, no Lender shall be entitled to any amounts under this Section 5.1 to the extent that the event giving rise to such Taxes or Other Taxes occurred more than one hundred and twenty (120) days prior to the date notice and demand therefor was given to the Borrowers.

(c)           If any Obligor shall be required by law to deduct or withhold any Taxes or Other Taxes from or in respect of any sum payable hereunder to any Lender or the Agent, then:

(i)            the sum payable shall be increased as necessary so that after making all required deductions and withholdings (including deductions and withholdings applicable to additional sums payable under this Section 5.1) such Lender or the Agent, as the case may be, receives an amount equal to the sum it would have received had no such deductions or withholdings been made;

(ii)           such Obligor shall make such deductions and withholdings; and

(iii)          such Obligor shall pay the full amount deducted or withheld to the relevant Governmental Authority or other authority in accordance with any Legal Requirements.

(d)           No Obligor shall be required to increase any amounts payable to a Lender (including an Assignee) or the Agent with respect to any Taxes under this Section 5.1 where (i) such Taxes are attributable to the failure of the Agent or such Lender to comply with the requirements of Section 14.10 or (ii) the obligation to withhold amounts with respect to Taxes existed on the date (A) the Agent or such Lender became a party to this Agreement or (B) with respect to payments to a Lender which changes its applicable lending office by designating a different lending office (a “New Lending Office”), the date such Lender designated such New Lending Office with respect to the Term Loan.

(e)           If the Agent or a Lender determines in its sole discretion that it has received a refund or credit that is attributable to any Taxes or Other Taxes as to which the Agent or such Lender has been indemnified by an Obligor, or with respect to which the Obligor has paid an additional amount hereunder, the Agent or such Lender shall within 30 days after the date of such receipt pay over the amount of such refund or credit (to the extent so attributable) to such Obligor.  If a Governmental Authority later determines that the Agent or such Lender is not entitled to such refund or credit, such Obligor shall return the amount of such refund or credit to the Agent or Lender upon written demand.

(f)            Within a reasonable period after the date of any payment by any Obligor of Taxes or Other Taxes pursuant to this Article 5, such Obligor shall furnish the Agent the original or a certified copy of a receipt evidencing payment thereof, or other evidence of payment reasonably satisfactory to the Agent.

(g)           Notwithstanding any other provision contained herein, if a Lender is classified for U.S. federal income tax purposes as a partnership and is composed of partners, which if such partners were themselves Non-U.S. Lenders would be required to provide the documentation described in Section 14.10, then Section 5.1 hereof shall be applied to payments to such Lender as if such payments were made directly to the partners of such Lender provided such Lender obtains from such partners the documents described in Section 14.10 and provides such documentation to the Agent and Borrowers.

Section 5.2             [Intentionally Omitted].

Section 5.3             Certificates of Lenders.  Any Lender claiming reimbursement or compensation under this Article 5 shall deliver to the Borrowers (with a copy to the Agent) a certificate setting forth in reasonable detail the amount and calculation of the funds payable to such Lender hereunder and such certificate shall be presumed to be correct and binding on the Borrowers.  To the extent any Lender receives a refund of all or a portion of the Additional Lender Amounts, such Lender shall promptly remit the same to the Borrowers.

Section 5.4             Replacement of Lenders.  If (i) any Lender requests reimbursement or compensation under this Article 5, (ii) if any Lender refuses to consent to an amendment, modification, supplement or waiver required pursuant to Section 13.2 with respect to any Loan Document which has otherwise been approved by Majority Lenders or (iii) any Lender becomes insolvent or has its assets become subject to a receiver, liquidator, trustee, custodian or other officer having similar powers, then Borrowers may, at their sole expense and effort, upon notice to such Lender and Agent, require such Lender to assign and delegate at par (in accordance with Section 13.3), all of its interests, rights and obligations in connection with the Term Loan under this Agreement and the related Loan Documents to an Eligible Assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that if a Lender is being replaced as a result of a request for reimbursement or compensation under this Article 5 with respect to taxes, costs or other amounts being incurred generally by the other Lenders, such Lender may only be replaced by an Eligible Assignee that will alleviate the need for the reimbursement or payment of such taxes, costs or other amounts.

A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling Borrowers to require such assignment and delegation cease to apply.

Each Lender hereby grants to the Agent an irrevocable power of attorney (which power is coupled with an interest) to execute and deliver, on behalf of such Lender as assignor, any Assignment and Acceptance necessary to effectuate any assignment of such Lender’s interests hereunder in the circumstances contemplated by, and in accordance with, this Section 5.4.

Section 5.5             Survival.  The agreements and obligations of the Obligors in this Article 5 shall survive the payment of all other Obligations.

ARTICLE 6

COLLATERAL

Section 6.1             Grant of Security Interest.

(a)           As security for all Obligations, each Obligor hereby collaterally assigns and grants to the Agent, for the benefit of the Agent and the Lenders, a continuing security interest in, Lien on, assignment of, all of the following property and assets of such Obligor, whether now owned or existing or hereafter acquired or arising, regardless of where located:

(i)            all Accounts, including all credit enhancements therefor;

(ii)           all contract rights, including, without limitation, all rights of such Obligor as either lessor or lessee under any lease or rental agreement of real or personal property, including, without limitation, each Lease;

(iii)          all chattel paper;

(iv)          all documents;

(v)           all instruments;

(vi)          all supporting obligations and letter-of-credit rights;

(vii)         all General Intangibles (including, without limitation, payment intangibles, intercompany accounts, and software);

(viii)        all inventory and other goods;

(ix)           all equipment and fixtures;

(x)            all Investment Property (except as provided in the last sentence of this Section 6.1(a) below);

(xi)           all money, cash, cash equivalents, securities, and other property of any kind;

(xii)          the Cash Collateral Accounts, each Prepayment Cash Collateral Account and all other deposit accounts and all other credits and balances with and other claims against any financial institution;

(xiii)         all notes, and all documents of title;

(xiv)        all books, records, and other property related to or referring to any of the foregoing, including, without limitation, books, records, account ledgers, data processing records, computer software and other property, and General Intangibles at any time evidencing or relating to any of the foregoing;

(xv)         all commercial tort claims listed on Schedule 6.1 and disclosed from time to time to the Agent pursuant to the terms of this Agreement;

(xvi)        if such Obligor is a Debtor, all Real Estate owned or leased by such Obligor;

(xvii)       all other personal property of such Obligor, excluding any avoidance actions under Chapter 5 of the Bankruptcy Code and recoveries therefrom; and

(xviii)      all accessions to, substitutions for, and replacements, products, and proceeds of any of the foregoing, including, but not limited to, proceeds of any insurance policies, claims against third parties, and condemnation or requisition payments with respect to all or any of the foregoing.

All of the foregoing and all other property of such Obligor in which the Agent or any Lender may at any time be granted a Lien, is herein collectively referred to as the “Collateral.”  Notwithstanding anything herein to the contrary, in no event shall the Collateral (or any component term thereof) include or be deemed to include (i) the Capital Stock of any Foreign Subsidiary, other than 65% in total voting power of such Capital Stock and 100% of non-voting Capital Stock, in each case, of a first tier Foreign Subsidiary of any Obligor, (ii) any contracts, instruments, licenses, license agreements or other documents (or any rights thereunder), to the extent (and only to the extent) that the grant of a security interest would (A) constitute a violation of a restriction in favor of a third party on such grant, (B) give any other party to such contract, instrument, license, license agreement or other document the right to terminate its obligations thereunder, or (C) violate any law; provided that the limitation set forth in this clause (ii) above shall not affect, limit, restrict or impair the grant by an Obligor of a security interest pursuant to this Agreement in any such right, to the extent that an otherwise applicable prohibition or restriction on such grant is rendered ineffective by any applicable law, including the UCC or the Bankruptcy Code, (iii) any direct or indirect interest in any Capital Stock of any joint venture, partnership or other entity if and for so long as the grant of such security interest or Lien shall constitute a default under or termination pursuant to the terms of the joint venture agreement, partnership agreement or other organizational documents of, or contract, mortgage or other debt agreements or other agreement of (or covering or purporting to cover the assets of) such joint venture, partnership or entity or its direct or indirect parent, or require the payment of a fee, penalty or similar increased costs or result in the loss of economic benefit or the abandonment or invalidation of such Obligor’s or any Subsidiary’s interest in such Capital Stock or shall otherwise adversely impact such interest in such joint venture, partnership or other entity; provided that the limitation set forth in this clause (iii) above shall not affect, limit, restrict or impair the grant by an Obligor of a security interest pursuant to this Agreement in any such right, to the extent that an otherwise applicable prohibition or restriction on such grant is rendered ineffective by any applicable law, including the UCC or the Bankruptcy Code, (iv) any Ground Lease of a Debtor which has been assumed pursuant to Section 365 of the Bankruptcy Code if the granting of a Lien hereunder would cause a default under or allow the termination of such Ground Lease (it being agreed that, to the extent the Lien granted pursuant to this Section 6.1 attaches to any such Ground Lease prior to a Debtor’s assumption thereof, and the granting of a Lien hereunder would cause a default under or allow the termination of such Ground Lease, such Lien shall automatically be released upon such assumption and any Mortgage evidencing such Lien shall automatically terminate with respect to such Ground Lease), (v) the Gift Card and Lotto Accounts and (vi) any Real Estate of GGMI; provided, further, that any such security interest and Lien shall attach immediately and automatically after any such disqualifying condition specified in clause (ii) or (iii) of this paragraph shall cease to exist.

(b)           All of the Obligations shall be secured by all of the Collateral.

Section 6.2             Perfection and Protection of Security Interest.

(a)           Each Obligor shall, as applicable, at such Obligor’s expense, perform all steps reasonably requested by the Agent at any time to perfect, maintain, protect, and enforce the Agent’s Liens, including:  upon an Event of Default, delivering to the Agent (1) the originals of all instruments, documents, and chattel paper, and all other Collateral of which the Agent reasonably determines it should have physical possession in order to perfect and protect the Agent’s security interest therein, duly pledged, endorsed, or assigned to the Agent without restriction, (2) warehouse receipts covering any portion of the Collateral located in warehouses and for which warehouse receipts are issued, (3) certificates of title (excluding deeds for Real Estate) covering any portion of the Collateral for which certificates of title have been issued and (4) all letters of credit on which such Obligor is named beneficiary.  Notwithstanding anything to the contrary contained herein, no Obligor shall be required to obtain, maintain or provide any (x) mortgage or deed of trust (except as set forth in Section 6.3 below), title insurance commitment or policy or survey, in each case, in respect of any Property or (y) lockbox agreement, deposit account control agreement (or similar agreement), or securities account control agreement (or similar agreement), in each case, in respect of any Collateral.

(b)           To the extent permitted by any Legal Requirement, the Agent may file, without any Obligor’s signature, one or more financing statements disclosing the Agent’s Liens on the Collateral; provided that the Agent will not file any financing statement against any Obligor if such filing would require the payment of any documentary, intangibles or similar fees or taxes (other than customary filing charges per page and nominal fees and taxes) except filings reasonably necessary to perfect the Agent’s Liens with respect to (i) any Obligor organized as of the date hereof in a jurisdiction where the filing of financing statements would not require the payment of such fees or taxes, if such Obligor reorganizes in another jurisdiction or (ii) any assets over which the Agent’s Liens are or have been perfected pursuant to the terms hereof, if such assets are transferred by any Obligor to an Obligor organized in another jurisdiction.

(c)           To the extent any Obligor is or becomes the issuer of any Investment Property that is Collateral (in such capacity, an “Issuer”), each Obligor agrees as follows with respect to such Investment Property, but subject to the terms of any documents or agreements entered into prior to the Closing Date creating or evidencing any Pre-Petition Lien with respect to such Investment Property:

(i)            All such Investment Property issued by such Issuer, all warrants, and all non-cash dividends and other non-cash distributions in respect thereof at any time registered in the name of, or otherwise deliverable to, any Obligor, shall be delivered directly to the Agent, for the account of such Obligor, at the Agent’s address for notices set forth in Section 15.7.

(ii)           All cash dividends, cash distributions, and other cash or cash equivalents in respect of such Investment Property at any time payable or deliverable to any Obligor shall be deposited into the Cash Collateral Account.

(iii)          Such Issuer will not acknowledge any transfer or encumbrance in respect of such Investment Property to or in favor of any Person other than the Agent or a Person designated by the Agent in writing.

Section 6.3             Delivery of Mortgages.  Within ten (10) days of the Funding Date, the applicable Obligor shall deliver mortgages with respect to each of the Primary Properties substantially in the relevant form attached hereto as Exhibit I-1 or I-2 appropriately completed, with such state specific changes as are necessary to create a Lien on the applicable Real Estate in such state and otherwise in a form described in Schedule 6.3 (each, a “Mortgage” and, collectively, the “Mortgages”); provided however, the Deferred Mortgage shall not be filed or recorded prior to the earlier to occur of (i) December 1, 2010, (ii) the occurrence and continuance of an Event of Default and (iii) the termination of the Investment Agreement in accordance with its terms.

Section 6.4             Title to, Liens on, and Use of Collateral.  Each Obligor represents and warrants to the Agent and the Lenders and agrees with the Agent and the Lenders that:  (a) all of the Collateral owned by such Obligor is and will (subject to dispositions permitted hereunder) continue to be owned by such Obligor free and clear of all Liens whatsoever, except for Permitted Liens, (b) the Agent’s Liens in the Collateral will not be junior in priority to any prior Lien other than the Carve-Out, the Pre-Petition Liens and Liens described in clauses (b), (c), (d), (e), (f), (g), (i) (to the extent, and only to the extent, set forth in the Financing Order), (j) (to the extent, and only to the extent, so agreed by the Majority Lenders), (m), (n), (o), (p), (s), (t), (u) and (v) (to the extent existing on the Entry Date) of the definition of “Permitted Liens” and (c) such Obligor will use, store, and maintain the Collateral owned by such Obligor with all reasonable care.  The inclusion of proceeds in the Collateral shall not be deemed to constitute the Agent’s or any Lender’s consent to any sale or other disposition of the Collateral except as expressly permitted herein.

Section 6.5             Access and Examination; Confidentiality.

(a)           The Agent (or its representatives and/or advisors) may at reasonable times during regular business hours as may be requested by the Agent upon reasonable advance notice, and at any time when an Event of Default exists, upon reasonable notice to the Borrowers have access to, examine, audit, make extracts from or copies of, and inspect any or all of the Obligors’ records, files, and books of account and the Collateral, and discuss the Obligors’ affairs with executive officers of any Obligor.

(b)           The Agent and each Lender severally agree to take normal and reasonable precautions and exercise due care to maintain the confidentiality of all financial information and other information relating to the Borrowers and each Debtor, except to the extent that such information (i) was or becomes generally available to the public other than as a result of disclosure by the Agent or such Lender or (ii) was or becomes available on a nonconfidential basis from a source other than a Debtor (so long as such source is not known to Agent, such Lender or any of their respective Affiliates to be bound by confidentiality obligations to any Debtor).  Notwithstanding the foregoing, the Agent and any Lender may disclose any such information (1) pursuant to any requirement of any Governmental Authority to which the Agent or such Lender is subject or in connection with an examination of the Agent or such Lender by any such Governmental Authority, (2) pursuant to subpoena or other court process, (3) when appropriate to do so in accordance with the provisions of any applicable Legal Requirement, (4) to the extent reasonably necessary in connection with any litigation or proceeding between or among any Obligor and the Agent, any Lender, or their respective Affiliates or any other litigation or proceeding to which the Agent, any Lender, or their respective Affiliates may be party arising out of or related to this Agreement, any other Loan Document, or any transaction contemplated herein, (5) to the extent reasonably required in connection with the exercise of any right or remedy hereunder or under any other Loan Document, (6) to the Agent’s or such Lender’s directors, officers, employees, managers,  independent auditors, accountants, attorneys, and other professional advisors on a “need to know” basis for use in connection with this Agreement and the other Loan Documents, (7) to any prospective Participant or Assignee, actual or potential and (8) to its Affiliates  on a “need to know” basis for use in connection with this Agreement and the other Loan Documents; provided that the receiving parties pursuant to subsections (6), (7) and (8) above, agree to keep such information confidential to the same extent required of the Agent and the Lenders hereunder.  The obligations of each party contained in this Section 6.5(b) shall continue for a period of three (3) years after such party ceases to be a party to this Agreement.

Section 6.6             Documents, Instruments, and Chattel Paper.  Each Obligor represents and warrants to the Agent and the Lenders that (a) to its Knowledge all documents, instruments, and chattel paper describing, evidencing, or constituting Collateral owned by such Obligor, and all signatures and endorsements thereon of any Obligor, are and will be complete, valid, and genuine in all material respects, and (b) all goods evidenced by such documents, instruments, and chattel paper are and will be owned by such Obligor, free and clear of all Liens other than Permitted Liens.

Section 6.7             Right to Cure.  Upon the occurrence and during the continuance of an Event of Default, the Agent may, in its reasonable discretion, and shall, at the direction of the Majority Lenders and upon ten (10) days notice to the applicable Obligor, pay any amount or do any act required of any Obligor hereunder or under any other Loan Document in order to preserve, protect, maintain, or enforce the Obligations, the Collateral, or the Agent’s Liens therein, and which any Obligor fails to pay or do, including payment of any judgment against any Obligor, any insurance premium, any warehouse charge, any finishing or processing charge, any landlord’s or bailee’s claim, and any other obligation secured by a Lien upon or with respect to the Collateral; provided, however, that the Agent’s obligations to make any payments under this Section 6.7 shall only arise to the extent the Agent receives sufficient funds from the Lenders to make such payments; provided further that neither the Agent nor the Lenders shall pay any amount (i) being diligently contested by appropriate proceedings or (ii) in respect of any Pre-Petition Lien.  All payments that the Agent makes under this Section 6.7 and all out-of-pocket costs and reasonable expenses that the Agent pays or incurs in connection with any reasonable action taken by it hereunder shall be considered part of the Obligations and shall bear interest until repaid at the Default Rate.  Any payment made or other action taken by the Agent under this Section 6.7 shall be without prejudice to any right to assert an Event of Default hereunder and to proceed thereafter as herein provided.

Section 6.8             Power of Attorney.  Upon the occurrence of and during the continuance of an Event of Default, each Obligor hereby appoints the Agent and the Agent’s designee(s) as such Obligor’s attorney to sign such Obligor’s name on any invoice, bill of lading, warehouse receipt, or other document of title relating to any Collateral, on drafts against customers, on assignments of Accounts, on notices of assignment, financing statements, and other public records and to file any such financing statements permitted under this Agreement by electronic means with or without a signature as authorized or required by applicable law or filing procedure.  Each Obligor ratifies and approves all acts of such attorney.  This power, being coupled with an interest, is irrevocable until this Agreement has been terminated and the non-contingent Obligations have been fully satisfied.

Section 6.9             The Agent’s and Lenders’ Rights, Duties, and Liabilities.  The Obligors assume all responsibility and liability arising from or relating to the use, sale, or other disposition of the Collateral.  The Obligations shall not be affected by any failure of the Agent or any Lender to take any steps to perfect the Agent’s Liens or to collect or realize upon the Collateral, nor shall loss of or damage to the Collateral release any Obligor from any of the Obligations.

Section 6.10           Site Visits, Observations, and Testing.  The Agent and its representatives will have the right at any commercially reasonable time, and upon reasonable advance notice to the applicable Obligor and subject to the terms and conditions of any applicable Ground Lease or other Lease, to enter and visit the Real Estate of any Obligor constituting Collateral for the purposes of observing such Real Estate and taking and removing soil or groundwater samples on any part of such Real Estate (a) upon prior consultation with such Obligor where the Agent reasonably believes there exists the presence of a Contaminant at concentrations exceeding those allowed by Environmental Laws that could reasonably be expected to materially and adversely affect the value of such Real Estate or (b) at any time during the existence of an Event of Default; provided that in the event such Real Estate is leased by a Obligor, such observing and testing shall be conducted in accordance with the terms of the Ground Lease with respect to such Real Estate and in observation of the rights of any Tenant.  The Agent is under no duty, however, to visit or observe such Real Estate or to conduct tests, and any such acts by the Agent will be solely for the purposes of protecting the Agent’s Liens and preserving the Agent and the Lenders’ rights and remedies under this Agreement.  No site visit, observation, or testing by the Agent and the Lenders will result in a waiver of any Default or Event of Default or impose any liability on the Agent or the Lenders other than for damages incurred as a result of the gross negligence, willful misconduct, bad faith or breach of the Loan Documents by the Agent or any Lender.  In each instance, the Agent will give such Obligor reasonable notice before entering such Real Estate or any other place the Agent is permitted to enter under this Section 6.10.  The Agent will make reasonable efforts to avoid interfering with any use of such Real Estate or any other property in exercising any rights provided hereunder.  The Agent agrees to indemnify, defend and hold harmless such Obligor from any loss or liability arising from damages caused to Real Estate or any personal property by Agent’s representatives’ actions taken under the authority granted by this Section 6.10.  The Agent agrees that any environmental professional retained to perform the taking and removing soil or groundwater samples under this Section 6.10 shall be reasonably qualified and possess reasonable levels of insurance naming Borrowers and any other relevant Obligor as an additional insured for the environmental sampling the environmental professional has been retained to conduct.

Section 6.11           Joinder of Subsidiaries.  Promptly upon any (a) wholly-owned Subsidiary (other than a Foreign Subsidiary or a Negative Pledge Debtor) of the Borrowers or its property becoming subject to the Case or (b) any wholly-owned Subsidiary (other than a Foreign Subsidiary) that is a Negative Pledge Debtor avoiding or having avoided or repaid or discharged the Pre-Petition Liens securing such Subsidiary’s Prior Lien Debt (other than pursuant to a refinancing permitted by this Agreement), the Borrowers shall cause such Subsidiary to execute and deliver to the Agent a joinder agreement and a Guaranty Supplement pursuant to which such Subsidiary will become a party hereto for the purposes of guaranteeing the Obligations and granting the Agent Liens on the Collateral of such new Subsidiary of a type described in the definition of Collateral and such Subsidiary shall (a) obtain such orders from the Bankruptcy Court in the Case as the Agent may reasonably request to effect such joinder and such guarantee and (b) execute and deliver such other instruments, certificates, supplements to the Schedules and agreements in connection herewith and therewith as the Agent may reasonably request subject to the limitations set forth in Section 6.2.

Section 6.12           Voting Rights, etc. in Respect of Investment Property.

(a)           So long as no Event of Default shall be in existence and the relevant Obligor has not received a written notice pursuant to Section 6.12(b) (i) each Obligor shall be entitled to exercise any and all voting and other consensual rights (including, without limitation, the right to give consents, waivers, and notifications in respect of any securities) pertaining to its Investment Property or any part thereof; provided that without the prior written consent of the Majority Lenders, no vote shall be cast or consent, waiver, or ratification given or action taken which would (A) be inconsistent with or violate any provision of this Agreement or any other Loan Document in any material respect or (B) amend, modify, or waive any material term, provision, or condition of the certificate of incorporation, bylaws, certificate of formation, or other charter document or other agreement relating to, evidencing, providing for the issuance of, or securing any such Investment Property, in any manner that would materially impair such Investment Property or the Agent’s Liens therein and (ii) each Obligor shall be entitled to receive, and each Obligor must, promptly following its receipt, deposit into the Cash Collateral Accounts, any and all dividends and interest paid in respect of any of such Investment Property (unless otherwise required, or permitted to be used, by this Agreement, including uses permitted under Section 9.13).

(b)           During the existence of an Event of Default, (i) the Agent may, upon written notice to the relevant Obligor, transfer or register in the name of the Agent or any of its nominees, for the benefit of the Agent and the Lenders, any or all of the Collateral consisting of Investment Property, the proceeds thereof (in cash or otherwise), and all liens, security, rights, remedies, and claims of any Obligor with respect thereto (as used in this Section 6.12 collectively, the “Pledged Collateral”) held by the Agent hereunder, and the Agent or its nominee may thereafter, after written notice to the applicable Obligor, exercise all voting and corporate rights at any meeting of any corporation, partnership, or other business entity issuing any of the Pledged Collateral and any and all rights of conversion, exchange, subscription, or any other rights, privileges, or options pertaining to any of the Pledged Collateral as if it were the absolute owner thereof, including, without limitation, the right to exchange at its discretion any and all of the Pledged Collateral upon the merger, consolidation, reorganization, recapitalization, or other readjustment of any corporation, partnership, or other business entity issuing any of such Pledged Collateral or upon the exercise by any such issuer or the Agent of any right, privilege, or option pertaining to any of the Pledged Collateral, and in connection therewith, to deposit and deliver any and all of the Pledged Collateral with any committee, depositary, transfer agent, registrar, or other designated agency upon such terms and conditions as it may determine, all without liability except to account for property actually received by it, but the Agent shall have no duty to exercise any of the aforesaid rights, privileges, or options, and the Agent shall not be responsible for any failure to do so or delay in so doing, (ii) to the extent permitted under Legal Requirements, after the Agent’s giving of the notice specified in clause (i) of this Section 6.12(b) all rights of any Obligor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 6.12(a)(i) and to receive the dividends, interest, and other distributions which it would otherwise be authorized to receive and retain thereunder shall be suspended until such Event of Default shall no longer exist, and all such rights shall, until such Event of Default shall no longer exist, thereupon become vested in the Agent which shall thereupon have the sole right to exercise such voting and other consensual rights and to receive and hold as Pledged Collateral such dividends, interest, and other distributions, (iii) all dividends, interest, and other distributions which are received by any Obligor contrary to the provisions of this Section 6.12(b) shall be received in trust for the benefit of the Agent, shall be segregated from other funds of such Obligor and shall be forthwith deposited into the Cash Collateral Accounts as Collateral in the same form as so received (with any necessary endorsement), and (iv) each Obligor shall execute and deliver (or cause to be executed and delivered) to the Agent all such proxies and other instruments as the Agent may reasonably request for the purpose of enabling the Agent to exercise the voting and other rights which it is entitled to exercise pursuant to this Section 6.12(b) and to receive the dividends, interest, and other distributions which it is entitled to receive and retain pursuant to this Section 6.12(b).

Section 6.13           Remedies.  Neither the Agent nor any Lender shall take any action under this Article 6 (or similar provisions of any Loan Document) except after the five Business Day waiting period in accordance with the Financing Order.

ARTICLE 7

BOOKS AND RECORDS; FINANCIAL INFORMATION; NOTICES

Section 7.1             Books and Records.  The Borrowers shall maintain, at all times, correct and complete books, records, and accounts to enable the preparation of its financial statements, on a consolidated basis, in accordance with GAAP.

Section 7.2             Financial Information.  The Borrowers will furnish, or cause to be furnished, to the Agent, the following:

(a)           As soon as available, but in any event not later than 90 days after the close of each Fiscal Year, an audited consolidated balance sheet and consolidated statements of income and cash flow for the General Partner and its consolidated Subsidiaries for such Fiscal Year, and with respect to such audited financial statements, setting forth in comparative form figures for the previous Fiscal Year, all in reasonable detail, fairly presenting, in all material respects, the financial position and the results of operations of the General Partner and its consolidated Subsidiaries as at the date thereof and for the Fiscal Year then ended in accordance with GAAP.  Such financial statements shall be examined in accordance with generally accepted auditing standards by, and accompanied by a report thereon (without any qualification or exception as to the scope of such audit, other than any such qualification or exception arising as a result of the commencement of the Case or the events leading thereto) of Deloitte & Touche LLP, other independent certified public accountants of national standing selected by the General Partner or another firm reasonably satisfactory to the Agent.  The General Partner authorizes the Agent to communicate directly with the General Partner’s certified public accountants, upon reasonable advance notice to the Borrowers, and by this provision, authorizes those accountants to disclose to the Agent any and all financial statements and other supporting financial documents and schedules relating to the General Partner and its consolidated Subsidiaries and to discuss directly with the Agent the finances and affairs of the General Partner and its consolidated Subsidiaries; provided that the Borrowers shall have a reasonable opportunity to participate in such communications.

(b)           As soon as available but in any event not later than 45 days after the end of each of the first three Fiscal Quarters, the unaudited consolidated balance sheet of the General Partner and its consolidated Subsidiaries as at the end of such Fiscal Quarter, and unaudited consolidated statements of income for the General Partner and its consolidated Subsidiaries for such Fiscal Quarter and for the period from the beginning of the Fiscal Year to the end of such Fiscal Quarter, all in reasonable detail, fairly presenting, in all material respects, the financial position and results of operations of the General Partner and its consolidated Subsidiaries as at the date thereof and for such periods, in accordance with GAAP (other than presentation of footnotes and subject to normal year-end audit adjustments).  The General Partner shall certify by a certificate signed by its chief financial officer that all such financial statements have been prepared in accordance with GAAP and present fairly, in all material respects, subject to normal year-end adjustments and the absence of footnotes, the General Partner’s consolidated financial position as at the dates thereof and its results of operations for the periods then ended.

(c)           [Intentionally Omitted].

(d)           With each of the financial statements delivered pursuant to Section 7.2(a) and Section 7.2(b), the General Partner shall provide to the Agent a certificate of its chief financial officer or other principal financial officer in the form of Exhibit E (the “Compliance Certificate”) stating that, except as explained in reasonable detail in such certificate, no Default or Event of Default then exists.  If such certificate discloses that a Default or Event of Default then exists, such certificate shall set forth what action the Obligors have taken or propose to take with respect thereto.

(e)           Within ten (10) days after the filing thereof or the date the same are sent, as applicable, the Obligors shall provide to the Agent copies of all reports, if any, to or other documents filed by the General Partner with the Securities and Exchange Commission under the Exchange Act, and all reports, notices, or statements sent (other than routine non-material correspondence) by the General Partner to all holders of any equity interests of the General Partner or of any Debt of any Obligor registered under the Securities Act of 1933 or to the trustee under any indenture under which the same is issued, in each case, unless such statement, report or certificate is made publicly available by such Obligor.

(f)            [Intentionally Omitted].

(g)           [Intentionally Omitted].

(h)           Promptly after receipt thereof, the General Partner shall provide to the Agent a copy of the final management letter prepared for the General Partner by its independent certified public accountants in connection with its annual audit.

(i)            Promptly after any filing thereof, the Obligors shall deliver to the Agent copies of all written pleadings, motions, applications, financial information, petitions, schedules, reports, and other papers and documents filed with the Bankruptcy Court by or on behalf of any Debtor in the Case; provided that so long as the Agent and its counsel are included on the master service list in the Case, the requirements of this Section 7.2(i) shall be deemed to have been satisfied.

(j)            [Intentionally Omitted].

(k)           The Obligors shall provide to the Agent such additional information as the Agent (and/or any Lender, acting through the Agent) may from time to time reasonably request regarding the financial and business affairs of any Debtor (which additional information may include, without limitation, (i) the unaudited consolidated balance sheet of the Obligors owning each Primary Property and any Debtor owning any Negative Pledge Property to the extent prepared for the holder of the Prior Lien Debt as at the end of each Fiscal Year or Fiscal Quarter, and unaudited consolidated statements of income for the Obligors owning each Primary Property and any Negative Pledge Property to the extent prepared for the holder of the Prior Lien Debt for such period, (ii) an updated 13-week cash flow forecast of receipts and disbursements on a consolidated basis, (iii) the cash balance of the Main Operating Account and (iv) copies of all material written reports and presentations (other than information which is privileged or confidential in respect of the recipient) delivered by or on behalf of any Debtor to the official creditors’ committee in the Case).

Documents required to be delivered pursuant to this Section 7.2 may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Borrowers post such documents, or provide a link thereto on the website of the Securities and Exchange Commission at http://www.sec.gov or on the website of the General Partner at www.ggp.com (or such other website address accessible to the Agent and the Lenders as notified to the Agent in accordance with the terms hereof); or (ii) on which such documents are posted on the Borrowers’ behalf on IntraLinks/IntraAgency or another website to which each

Lender and the Agent have access (whether a commercial, third-party website or whether sponsored by the Agent); provided that the Borrowers shall notify (which notice may be by facsimile or electronic mail) the Agent of the posting of any such documents.  Notwithstanding anything to the contrary contained in clauses (e) and (h) of this Section 7.2, the failure to deliver any notice or provide any information in accordance therewith shall not constitute a Default or Event of Default so long as such notice or information is delivered to the Agent concurrently with the delivery of the financial statements pursuant to clauses (a) or (b) above for the period in which such relevant notice or information were to have been given to the Agent.  Notwithstanding anything contained herein, in every instance the Borrowers shall be required to provide paper copies of the Compliance Certificates required by Section 7.2(d) to the Agent; provided, however, that if such Compliance Certificate is first delivered by electronic means, the date of such delivery by electronic means shall constitute the date of delivery for purposes of compliance with Section 7.2(d).

The Borrowers hereby acknowledge that (a) the Agent will make available to the Lenders materials and/or information provided by or on behalf of the Obligors hereunder (collectively, “Obligor Materials”) by posting the Obligor Materials on IntraLinks or another similar electronic system (the “Platform”) and (b) certain of the Lenders may be “public-side” Lenders (i.e., Lenders that do not wish to receive material non-public information with respect to the Obligors or their securities) (each, a “Public Lender”). The Borrowers hereby agree that they will identify that portion of the Obligor Materials that may be distributed to the Public Lenders and that (w) all such Obligor Materials shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by marking Obligor Materials “PUBLIC,” the Borrowers shall be deemed to have authorized the Agent and the Lenders to treat such Obligor Materials as not containing any material non-public information (although it may be sensitive and proprietary) with respect to the Obligors or their securities for purposes of United States federal and state securities laws; (y) all Obligor Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Investor”; and (z) the Agent shall be entitled to and shall treat any Obligor Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Investor.”

Each Lender acknowledges that circumstances may arise that require it to refer to Obligor Materials that may contain material non-public information (“Private Side Communications”).  Accordingly, each Lender agrees that it will use commercially reasonable efforts to designate at least one individual to receive Private Side Communications on its behalf in compliance with its procedures and applicable law and identify such designee (including such designee’s contact information) on such Lender’s “Administrative Questionnaire.”  Each Lender agrees to notify the Agent in writing from time to time of such Lender’s designee’s e-mail address to which notice of the availability of Private Side Communications may be sent by electronic transmission.

Each Lender that elects not to be given access to Private Side Communications does so voluntarily and, by such election, (i) acknowledges and agrees that the Agent and other Lenders may have access to Private Side Communications that such electing Lender does not have and (ii) takes sole responsibility for the consequences of, and waives any and all claims based on or arising out of, not having access to Private Side Communications.

The Platform is provided “as is” and “as available.”  The Agent does not warrant the accuracy or completeness of the Obligor Materials, or the adequacy of the Platform and expressly disclaims liability for errors or omissions in the communications.  No warranty of any kind, express, implied or statutory, including, without limitation, any warranty of merchantability, fitness for a particular purpose, non-infringement of third party rights or freedom from viruses or other code defects, is made by Agent in connection with the Obligor Materials or the Platform.  In no event shall Agent or any Agent-Related Person have any liability to the Obligors, any Lender or any other person for damages of any kind, including direct or indirect, special, incidental or consequential damages, losses or expenses (whether in tort, contract or otherwise) arising out of any Obligor’s or Agent’s transmission of communications through the Internet, except to the extent the liability of such person is found in a final non-appealable judgment by a court of competent jurisdiction to have resulted from such person’s gross negligence or willful misconduct.

Section 7.3                 Notices to the Agent.  The Obligors shall notify the Agent in writing of the following matters at the following times (which notice shall set forth, in reasonable detail, the action that the Obligors or any ERISA Affiliate, as applicable, has taken or proposes to take with respect thereto):

(a)           promptly upon obtaining Knowledge of any Default or Event of Default;

(b)           promptly upon obtaining Knowledge of any event or development which could reasonably be expected to have, or has resulted in, a Material Adverse Effect;

(c)           promptly upon obtaining Knowledge of any pending (or written threat of any) action, suit, proceeding, or counterclaim by any Person, or any pending or threatened (in writing) investigation by a Governmental Authority, which could reasonably be expected to have, or has resulted in, a Material Adverse Effect;

(d)           promptly upon obtaining Knowledge of any pending (or written threat of any) strike, work stoppage, unfair labor practice claim, or other labor dispute affecting any Obligor, in each case in a manner which could reasonably be expected to have, or has resulted in, a Material Adverse Effect;

(e)           promptly upon obtaining Knowledge of any violation of any law, statute, regulation, or ordinance of a Governmental Authority affecting any Obligor which could reasonably be expected to have, or has resulted in, a Material Adverse Effect;

(f)            promptly after receipt of any notice of any violation by any Obligor of any Environmental Law which could reasonably be expected to have, or has resulted in, a Material Adverse Effect or that any Governmental Authority has asserted that any Obligor is not in compliance with any Environmental Law or is investigating any Obligor’s compliance therewith, in each case, which could reasonably be expected to have, or has resulted in, a Material Adverse Effect;

(g)           promptly after receipt of any written notice that any Obligor is or may be liable to any Person as a result of the Release or threatened Release of any Contaminant or that any Obligor (or Obligor’s Property) is subject to an Environmental Lien which has priority over the

Agent’s Liens or any investigation by any Governmental Authority evaluating whether any remedial action is needed to respond to the Release or threatened Release of any Contaminant which, in each case, could reasonably be expected to have, or has resulted in, a Material Adverse Effect;

(h)           at least 30 days prior to any change in GGMI’s legal name, state of organization, or form of organization;

(i)            upon request, each annual report (Form 5500 series), including Schedule B thereto, filed with the PBGC, the DOL, or the IRS with respect to each Pension Plan;

(j)            upon request, copies of each actuarial report for any Pension Plan and annual report for any Multi-employer Plan, and promptly after receipt thereof by any Obligor or any ERISA Affiliate, copies of the following:  (i) any notices of the PBGC’s intention to terminate a Pension Plan or to have a trustee appointed to administer such Pension Plan, (ii) any unfavorable determination letter from the IRS regarding the qualification of a Pension Plan under Section 401(a) of the Code or (iii) any notice from a Multi-employer Plan regarding the imposition of withdrawal liability;

(k)           promptly after any Obligor or any ERISA Affiliate has Knowledge that any of the following events, which could reasonably be expected to have, or has resulted in, a Material Adverse Effect, has or will occur:  (i) a Multi-employer Plan has been or will be terminated, (ii) the administrator or plan sponsor of a Multi-employer Plan intends to terminate a Multi- employer Plan, or (iii) the PBGC has instituted or will institute proceedings under Section 4042 of ERISA to terminate a Multi-employer Plan;

(l)            promptly upon obtaining Knowledge of any (i) default, breach or failure to perform alleged in writing on the part of any Debtor under or in regard to any Major Lease, (ii) default, breach or failure to perform on the part of any Tenant under any Major Lease or any assertion, in writing, by any such Tenant or any guarantor of any such Tenant’s obligations under such Major Lease that such Tenant or guarantor intends to seek to terminate such Major Lease or the guarantee of the Tenant’s obligations thereunder or (iii) bankruptcy or similar action relating to any such Tenant or guarantor, in each case, which could reasonably be expected to have, or has resulted in, a Material Adverse Effect;

(m)          promptly upon obtaining Knowledge of any Casualty that is expected to result in damages in excess of the Threshold Amount or any Condemnation that could reasonably be expected to have a material adverse effect on the value of the relevant Property affected thereby, information regarding such Casualty or Condemnation (as applicable) in such detail as the Agent may reasonably request;

(n)           each Obligor shall deliver to the Agent copies of any written notices of material default or material event of default relating to any Major REA served to or by such Debtor which could reasonably be expected to have a Material Adverse Effect; and

(o)           [Intentionally Omitted].

Notwithstanding anything to the contrary contained in clauses (g), (h), (j), (k), (l), (m), or (n) of this Section 7.3, the failure to deliver any notice or provide any information in accordance therewith shall not constitute a Default or Event of Default so long as such notice or information is delivered to the Agent concurrently with the delivery of the financial statements pursuant to clauses (a) or (b) of Section 7.2 for the period in which such relevant notice or information were to have been given to the Agent.  Notwithstanding the foregoing, notice shall be deemed to have been properly given in respect of the events, facts or circumstances set forth in this Article 7 if such events, facts or circumstances are described in any pleading, motion, application, financial information, petition, schedule, report and other papers or documents filed with the Bankruptcy Court and available to the Agent.

ARTICLE 8

GENERAL WARRANTIES AND REPRESENTATIONS

Each of the Obligors warrants and represents to the Agent and the Lenders as follows:

Section 8.1                 Authorization, Validity, and Enforceability of this Agreement and the Loan Documents; No Conflicts.  Subject to entry of the Financing Order with respect to each Debtor, each Obligor has the power and authority to execute, deliver, and perform this Agreement and the other Loan Documents to which it is a party, to incur the Obligations, and to grant to the Agent the Liens upon the Collateral.  Subject to entry of the Financing Order with respect to each Debtor, each Obligor has taken all necessary action (including, without limitation, obtaining approval of its stockholders, general partners, limited partners, members, or other applicable equity owners, if necessary) to authorize its execution, delivery, and performance of this Agreement and the other Loan Documents to which it is a party.  This Agreement and the other Loan Documents have been duly executed and delivered by each Obligor and, subject to entry of the Financing Order with respect to each Debtor, constitute the legal, valid, and binding obligations of each Obligor, enforceable against it in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally, and the Cases in particular.  Each Obligor’s execution, delivery, and performance of this Agreement and the other Loan Documents to which it is a party do not conflict with, or constitute a violation or breach of, or constitute a default under, or result in the creation or imposition of any Lien upon the property of any Obligor by reason of the terms of (a) any post-petition contract, agreement, indenture, or instrument to which such Obligor is a party or which is binding upon it, in each case which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, (b) any Legal Requirement applicable to such Obligor which could reasonably be expected to have a Material Adverse Effect, or (c) the certificate of limited partnership, agreement of limited partnership, certificate of incorporation, bylaws, or other organizational or constituent documents, as the case may be, of the Borrowers.

Section 8.2                 Validity and Priority of Security Interest; Administrative Priority.

(a)           The provisions of this Agreement and the other Loan Documents create Liens upon the Collateral in favor of the Agent, for the benefit of the Agent and the Lenders, which shall be deemed valid and perfected by entry of the Financing Order with respect to each

Obligor and which shall constitute continuing Liens on the Collateral having priority over all other Liens on the Collateral (except the Carve-Out and as provided in Section 6.4), securing all the Obligations.  The Agent shall not be required to file or record any financing statements, mortgages, notices of Lien or similar instruments in any jurisdiction or filing office or to take any other action in order to validate or perfect the Liens and security interest granted by or pursuant to this Agreement, the Financing Order or any other Loan Document, except (i) the financing statements naming GGMI and each Emerged Debtor Guarantor as debtor to be filed with the Secretary of State of the State of organization for GGMI and each Emerged Debtor Guarantor or (ii) to the extent not required by Section 6.2(a).  As of the Original Closing Date, GGMI had not incurred any Debt for borrowed money that was secured by one or more Liens, except for the Liens created by this Agreement.

(b)           Pursuant to Section 364(c)(1) of the Bankruptcy Code, the Obligations of the Obligors shall at all times constitute allowed administrative expenses in the Case, having priority over all administrative expenses of and unsecured claims against the applicable Obligor now existing or hereafter arising, of any kind or nature whatsoever, including, without limitation, all administrative expenses of the kind specified in, or arising or ordered under, Sections 105, 326, 503(b), 506(c), 507(a), 507(b), 546(c), 726, 1113 and 1114 of the Bankruptcy Code, subject, as to priority, only to the Carve-Out and any adequate protection Liens granted pursuant to the Financing Order, and shall at all times be senior to the rights of any Obligor, any Obligor’s estate, and any successor trustee or estate representative in the Case or any subsequent proceeding or case under the Bankruptcy Code.

(c)           As of the Closing Date, Schedule 8.2(c) sets forth (i) the Obligors for which a Plan Date has not occurred and (ii) the Obligors for which a Plan Date has occurred.

Section 8.3                 Corporate Name; Prior Transactions.  Except as set forth on Schedule 8.3, during the past four months, no Obligor has been known by or used any other corporate name, or been a party to any merger or consolidation with any Person (other than Affiliates of the Borrower).

Section 8.4                 Capitalization; Subsidiaries.  Each Obligor is (a) duly incorporated, formed, or organized, as the case may be, and validly existing under the laws of its state of incorporation, formation, or organization, and (b) qualified to do business as a foreign business entity and in good standing in each jurisdiction in which the failure to be so qualified or be in good standing has had, or could reasonably be expected to have, a Material Adverse Effect, and (c) subject to the entry of the Financing Order with respect to each Debtor, has all requisite power and authority to conduct its business and own its property as presently conducted or owned.  As of the Petition Date, the Capital Stock of each Obligor (other than the General Partner) and each Subsidiary of an Obligor directly owned by either Borrower or any Subsidiary is owned beneficially and of record in the amounts and by the Persons set forth on Schedule 8.4 (other than minor typographical errors and shortening of legal names).  Each of the Guarantors (other than the Borrowers) and each of the Negative Pledge Debtors is a Subsidiary of GGPLP.

Section 8.5                 Material Agreements.  Except as indicated in Schedule 8.5 or as may occur as a result of the commencement of the Case, (a) each of the Material Agreements is in full force and effect and, to the Knowledge of the Obligors, there are no material defaults thereunder on the part of any other party thereto which are not subject to the Automatic Stay or which would reasonably be expected to have a Material Adverse Effect, and (b) no Debtor is in default in any material respect in the performance, observance or fulfillment of any of its obligations, covenants or conditions contained in any agreement evidencing or creating any Permitted Lien which is not subject to the Automatic Stay or any other Material Agreement to which it is a party or by which it or its Property is bound which are not subject to the Automatic Stay or which would reasonably be expected to have a Material Adverse Effect.

Section 8.6                 Proprietary Rights.  To the Obligors’ Knowledge, as of the Closing Date, none of their Proprietary Rights infringe on or conflict with any other Person’s property and no other Person’s property infringes on or conflicts with such Proprietary Rights, in each case, in a manner which could reasonably be expected to have a Material Adverse Effect.

Section 8.7                 Litigation.  As of the Closing Date, there is no pending or (to any Obligor’s Knowledge) written threat of, any action, suit, proceeding, or counterclaim by any Person, or investigation by any Governmental Authority, which could reasonably be expected to have a Material Adverse Effect.

Section 8.8                 Labor Disputes.  There is no pending or (to any Obligor’s Knowledge) threatened, strike, work stoppage, material unfair labor practice claim, or other material labor dispute against or affecting any Obligor or its respective employees which could reasonably be expected to have a Material Adverse Effect.

Section 8.9                 Environmental Laws.  Except as otherwise disclosed on Schedule 8.9, as of the Petition Date:

(a)           Each Debtor has complied in all material respects with all Environmental Laws except where failure to do so could not reasonably be expected to have a Material Adverse Effect.

(b)           Each Debtor has obtained all Permits necessary for its current operations under Environmental Laws if the failure to do so could reasonably be expected to have a Material Adverse Effect, and all such Permits are in good standing and each Debtor is in compliance with all terms and conditions of such Permits except for non-compliance that could not reasonably be expected to have a Material Adverse Effect.

(c)           No Debtor has received any summons, complaint, order, or similar written notice indicating that it is not currently in compliance with, or that any Governmental Authority is investigating its compliance with, any Environmental Laws or that it is or may be liable to any other Person as a result of a Release or threatened Release of a Contaminant which could reasonably be expected to have a Material Adverse Effect.

(d)           To each Obligor’s Knowledge, none of the present operations of any Debtor is the subject of any current investigation by any Governmental Authority evaluating whether any remedial action is needed to respond to a Release or threatened Release of a Contaminant which could reasonably be expected to have a Material Adverse Effect.

(e)           To each Obligor’s Knowledge, there has been no Release of a Contaminant at any Debtor’s Property that requires, or would reasonably be expected to require, investigation, removal, remediation, or other response action under Environmental Laws which, in each case, could reasonably be expected to have a Material Adverse Effect.

The representations and warranties contained in this Section 8.9 are the sole and exclusive representation being made by the Obligors with respect to any environmental matter related in any way to this Agreement or subject matter.

Section 8.10               No Violation of Law.  No Debtor is in violation of any law, statute, regulation, ordinance, judgment, order, or decree applicable to it which violation could reasonably be expected to have a Material Adverse Effect.

Section 8.11               ERISA Compliance.  Except as specifically disclosed in Schedule 8.11, as of the Original Closing Date:

(a)           Except for those failures that could not, in the aggregate, reasonably be expected to result in a Material Adverse Effect, (i) each Pension Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code, and other Legal Requirements and (ii) each Obligor and each ERISA Affiliate has made all required contributions to any Pension Plan subject to Section 412 or Section 430 of the Code (or corresponding provisions of ERISA), and no application for a funding waiver or an extension of any amortization period pursuant to Section 412 or Section 430 of the Code (or corresponding provisions of ERISA) has been made with respect to any Pension Plan.

(b)           There are no pending or, to the Knowledge of any Obligor, threatened claims, actions, or lawsuits, or actions by any Governmental Authority, with respect to any Pension Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect.  There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Pension Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect.

(c)           Except for instances, if any, which together do not give rise to liability which has resulted or could reasonably be expected to result in a Material Adverse Effect, (i) no ERISA Event has occurred or is reasonably expected to occur, (ii) neither any Obligor nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than contributions and premiums due and not delinquent under Section 4007 of ERISA) or a Multi-employer Plan (other than contributions in the normal course), (iii) neither any Obligor nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Section 4201 or 4243 of ERISA with respect to a Multi-employer Plan, and (iv) neither any Obligor nor any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or 4212(c) of ERISA.

Section 8.12               Taxes.  Each Debtor has filed all federal and other material tax returns and reports required to be filed (or appropriate extensions have been timely filed), and has paid all post-petition federal and other material taxes, assessments, fees and other governmental charges levied or imposed upon it or its properties, income, or assets or which otherwise are due and payable (other than any such returns or reports or material taxes, assessments, fees and other governmental charges, as applicable (a) being contested in good faith by appropriate proceedings, (b) which consist of interest or penalties on pre-petition taxes or (c) which could not reasonably be expected to have a Material Adverse Effect).

Section 8.13               Regulated Entities.  No Obligor is an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940.  No Obligor is a “holding company” or a “subsidiary company” of a “holding company” or an “affiliate” of a “holding company” or a “public utility” within the meaning of the Public Utility Holding Company Act of 1935, or is subject to regulation under the Federal Power Act, the Interstate Commerce Act, any state public utilities code or law, or any other federal or state statute or regulation limiting its ability to incur indebtedness.

Section 8.14               Use of Proceeds.  The proceeds of the Term Loan are to be used solely for the purposes specified in Section 9.13.  No Obligor is engaged in the business of purchasing or selling Margin Stock or extending credit for the purpose of purchasing or carrying Margin Stock.

Section 8.15               Full Disclosure.  None of the representations or warranties made by any Obligor in the Loan Documents as of the date such representations and warranties are made or deemed made, and none of the statements or information contained in any exhibit, report, statement, or certificate furnished by or on behalf of any Obligor for use in connection with the Loan Documents (other than projections, forecasts or other forward-looking information or information of any industry-specific or general economic nature), contain any untrue statement of a material fact or omit any material fact required to be stated therein or necessary to make the statements made therein, when taken as a whole and in light of the circumstances under which they are made, not materially misleading as of the time when made or delivered.

Section 8.16               No Default.  To the Borrower’s Knowledge, there is no Event of Default existing under the Original DIP Agreement.

Section 8.17               Governmental Authorization.  Except (i) as set forth on Schedule 8.17, (ii) for the entry of or pursuant to the terms of the Financing Order, (iii) for such approvals or similar actions which have been obtained prior to the Closing Date and remain in full force and effect, and (iv) for filings and recordings with respect to the Collateral required to be made under applicable law (if any), no approval, consent, exemption, authorization, or other action by, or notice to, or filing or registration with, any Governmental Authority, or other Person is necessary or required in connection with the execution, delivery, or performance by, or enforcement against, any Obligor of this Agreement or any other Loan Document.

Section 8.18               First Lien Properties.  As of the Original Closing Date, there had been no material diminution in the fair market value (taking into account any applicable insurance proceeds) of the First Lien Properties since May 12, 2009, other than arising out of or resulting from (a) the commencement of the Cases, (b) general market conditions beyond the control of the Obligors, (c) acts of war or sabotage or terrorism or (d) earthquakes, hurricanes or other natural disasters.  Schedule 8.18 accurately sets forth all First Lien Properties as of the Closing Date (after giving effect to the use of proceeds of the Term Loan) and each owner or lessee under a Ground Lease of First Lien Properties.

Section 8.19               Prior Lien Debt.  Schedule 8.19-1 accurately sets forth, in all material respects, the outstanding principal amount of all Debt for borrowed money due and outstanding in regard to the Prior Lien Debt as of the date set forth in Schedule 8.19-1.  Schedule 8.19-2 sets forth, in all material respects, as of the Original Closing Date, the M&M Liens affecting each Property, the name of each party asserting the claims, the amount claimed as being owed and the Property which is the subject of such claim by any Person who alleges it has supplied any labor and/or materials relating to any such Property and which remain unpaid as of the Original Closing Date, which information is segregated by each Property affected thereby, except to the extent any M&M Liens not listed in such Schedule 8.19-2 secure valid claims in an amount less than or equal to (i) $25,000,000 in the aggregate with respect to the First Lien Properties and (ii) $50,000,000 in the aggregate with respect to all Properties; provided that it will not be a breach of this representation so long as an amount equal to any amounts in excess of such $25,000,000 and $50,000,000 amounts referred to above are applied either (A) to the payment of M&M Lien claims or (B) to prepay the Term Loan, in either case within 30 days after the date such M&M Liens exceed such amounts.  As of the Original Closing Date, no Debtor had the right to request or receive any further advances of proceeds of any Prior Lien Debt and the only amounts that may hereafter be advanced as part of the Prior Lien Debt are amounts the holders of the Prior Lien Debt may advance as protective advances to pay taxes and insurance premiums relating to, and costs to protect or repair, collateral which secures such Prior Lien Debt.

Section 8.20               Leases.

(a)           Schedule 8.20 sets forth in all material respects on a Property by Property basis (to the extent applicable) a rent roll, effective as of March 9, 2009, relating to all Leases (the “Rent Roll”).  As of the date of the Rent Roll, to the Obligors’ Knowledge, each of the Major Leases is valid and enforceable in accordance with its terms and is in full force and effect.

(b)           Except as set forth on Schedule 8.20-1 (the “A/R Report”), as of the date of such A/R Report, no rent (exclusive of any security deposits and de minimis payments constituting rent) under any Major Lease with respect to any of the First Lien Properties is more than 60 days past due.

Section 8.21               Title.  Except as set forth on Schedule 8.21, each Debtor owns good and indefeasible fee and/or leasehold title to its Property and good title to its personal property, in each case free and clear of all Liens whatsoever except (i) the Permitted Liens and (ii) Liens incurred since the Original Closing Date which could not reasonably be expected to have a Material Adverse Effect; provided that after giving effect to the funding of the Term Loan and the use of the proceeds thereof on the Funding Date, none of the First Lien Properties are encumbered by any valid Liens securing outstanding Debt for borrowed money (except to the extent subordinated pursuant to an Intercompany Subordination Agreement and other than any such borrowed money incurred pursuant to a Municipal Financing if such Debt is permitted under Section 9.11(a)(xxi)).

Section 8.22               Physical Condition.

(a)           Except for matters set forth in Schedule 8.22, as of the Closing Date, no Obligor has Knowledge of any material structural or other material defect or damages in any Property or any Improvements thereon, whether latent or otherwise, which could reasonably be expected to have a Material Adverse Effect.

(b)           No Debtor has received, and no Obligor has Knowledge of any other party’s receipt of, written notice from any insurance company or bonding company of any defects or inadequacies in any Property not covered by insurance policies which would, alone or in the aggregate, adversely affect in any material respect the insurability of the same or of any termination of any policy of insurance or bond which could reasonably be expected to have a Material Adverse Effect.

Section 8.23               Management.  Except as described on Schedule 8.23 or pursuant to contracts with Affiliates of the Debtor, no property management agreements were in effect with respect to any Property as of the Original Closing Date.

Section 8.24               Condemnation.  No Condemnation that could reasonably be expected to have a Material Adverse Effect has been commenced or, to each Obligor’s Knowledge, is contemplated as of the Closing Date with respect to all or any material portion of any Property.

Section 8.25               Utilities and Public Access.  With respect to all Properties that are operating shopping centers, except as set forth in Schedule 8.25 or to the extent that the failure to have the same would not reasonably be expected to have a Material Adverse Effect, each Property has adequate rights of access to dedicated public ways and is served by water, electric, sewer, sanitary sewer and storm drain facilities necessary to the continued use and enjoyment of each Property as presently used and enjoyed.

Section 8.26               Separate Lots.  To the Obligors’ Knowledge, no portion of any Primary Property is part of a tax lot that also includes any real property that is not Collateral unless (i) there exists an equitable and enforceable mechanism for the allocation of taxes thereon or (ii) such failure to have a separate tax lot could not reasonably be expected to have a Material Adverse Effect.

Section 8.27               Permits; Certificate of Occupancy.  Except as disclosed in Schedule 8.27, each Debtor has to the Obligors’ Knowledge obtained all Permits necessary for the present use and operation of its Property except to the extent the failure to do so would not reasonably be expected to have a Material Adverse Effect.  The uses being made of each Property are in conformity in all material respects with the Permits for such Property, all applicable Legal Requirements and any other restrictions, covenants or conditions affecting such Property except to the extent the failure to so conform would not reasonably be expected to have a Material Adverse Effect.

Section 8.28               Ground Leased Property.  Except as set forth on Schedule 8.28, each material Ground Lease in respect of a Primary Property or a memorandum thereof has been duly recorded (or the relevant Obligor will promptly use commercially reasonable efforts to cause the same to be duly recorded upon acquiring Knowledge that it has not been duly recorded).  Each

Ground Lease is in full force and effect and no post-petition default has occurred thereunder and, to each Obligor’s Knowledge, there is not any post-petition existing condition (other than the granting of the security interests hereunder) which, but for the passage of time or the giving of notice or both, would result in a default under the terms of such Ground Lease, in each case which would reasonably be expected to have a Material Adverse Effect.

Section 8.29               Embargoed Person.

(a)           None of the funds or other assets of any Obligor, or any direct or indirect equityholder in any Obligor, constitute property of, or are beneficially owned, directly or indirectly, by, any Person subject to trade restrictions under federal law, including, without limitation, the International Emergency Economic Powers Act, 50 U.S.C. §§ 1701 et seq., The Trading with the Enemy Act, 50 U.S.C. App. 1 et seq., and any executive orders or regulations promulgated thereunder, with the result that (i) the investment in any Obligor or any direct or indirect equityholder in any Obligor, as applicable (whether directly or indirectly), is prohibited by law or (ii) the Term Loan is in violation of law (any such Person, an “Embargoed Person”).

(b)           No Embargoed Person has any interest of any nature whatsoever in any Obligor or any direct or indirect equityholder in any Obligor, as applicable (whether directly or indirectly), with the result that (i) the investment in any Obligor or any direct or indirect equityholder in any Obligor, as applicable (whether directly or indirectly) is prohibited by law or (ii) the Term Loan is in violation of law.

(c)           None of the funds of any Obligor or any direct or indirect equityholder in any Obligor, as applicable, have been derived from any unlawful activity with the result that (i) the investment in any Obligor or any direct or indirect equityholder in any Obligor, as applicable (whether directly or indirectly) is prohibited by law or (ii) the Term Loan is in violation of law.

(d)           Notwithstanding the foregoing, no part of this Section 8.29 shall apply, or be construed as applying, to any Person that owns or purchases publicly traded shares in the General Partner.

Section 8.30               Compliance with Anti-Terrorism, Embargo, Sanctions and Anti-Money Laundering Laws

(a)           Each Obligor, and to each Obligor’s Knowledge, each Person owning an interest in any Obligor or any direct or indirect equityholder in any Obligor:  (A) is not currently identified on the OFAC List and (B) is not a Person with whom a citizen of the United States is prohibited to engage in transactions by any trade embargo, economic sanction, or other prohibition of any Legal Requirement.  Notwithstanding the foregoing, no part of this Section 8.30 shall apply, or be construed as applying, to any Person that owns or purchases publicly traded shares in the General Partner.

(b)           Each Lender and the Agent (for itself and not on behalf of any Lender) hereby notifies each Obligor that, pursuant to the requirements of the Patriot Act, it is required to obtain, verify and record information that identifies each Obligor, which information includes the name and address of each Obligor and other information that will allow each Lender or the Agent, as applicable, to identify such Obligor in accordance with the Patriot Act.

ARTICLE 9

AFFIRMATIVE AND NEGATIVE COVENANTS

Each Obligor covenants to the Agent and each Lender that so long as any of the non-contingent Obligations remain outstanding or any Commitment or this Agreement is in effect:

Section 9.1                 Existence and Good Standing.  Each Obligor shall, and shall cause each Debtor to, (a) maintain its existence in the jurisdiction of its incorporation, formation or organization, as the case may be (subject only to any mergers, consolidations, dissolutions or liquidations permitted by Section 9.8) and (b) maintain its qualification and good standing in all jurisdictions in which the failure to maintain such existence and qualification or good standing could reasonably be expected to have a Material Adverse Effect.

Section 9.2                 Compliance with Law and Agreements; Maintenance of Licenses.  Each Obligor shall, and shall cause each other Debtor to, comply with all Legal Requirements of any Governmental Authority having jurisdiction over it or its business (including the Federal Fair Labor Standards Act) unless failure to do so could not reasonably be expected to have a Material Adverse Effect.  Each Obligor shall, and shall cause each other Debtor to, obtain and maintain all Permits necessary to own its property and to conduct its business in substantially the same manner as conducted on the Original Closing Date unless failure to do so could not reasonably be expected to have a Material Adverse Effect.  No Obligor shall, and shall not permit any other Debtor to, modify, amend, or alter its certificate of limited partnership, certificate of incorporation, partnership agreement, bylaws, or other similar documents in a manner which materially and adversely affects the rights of the Lenders or the Agent.

Section 9.3                 Insurance.  Each Obligor shall, and shall cause each other Debtor to, comply with all terms and provisions of Schedule 9.3, which are incorporated herein by reference.

Section 9.4                 Casualty and Condemnation.

(a)           The Agent, on behalf of the Lenders, may, with respect to the First Lien Properties and subject to the rights of any other Person pursuant to any Lease, Ground Lease or REA, (i) jointly with the applicable Obligor settle and adjust any claims in respect of any Casualty or Condemnation, and during the continuance of an Event of Default, settle and adjust any such claims without the consent or cooperation of any Obligor, or (ii) allow the applicable Obligor to settle and adjust any such claims; provided that if no Event of Default has occurred and is continuing, the Obligors may settle and adjust such claims without regard to clause (i) above aggregating not in excess of the Threshold Amount.  The reasonable out-of-pocket expenses incurred by the Agent in the adjustment and collection of Loss Proceeds shall become part of the Obligations, and shall be reimbursed by the Borrowers to the Agent within 30 days after receipt of written demand therefor itemizing such expenses.

(b)           Subject to the terms of any Lease, any Ground Lease, any REA or any agreement governing any Pre-Petition Lien, as applicable, all Loss Proceeds from any Casualty or Condemnation, shall be forthwith deposited into a Cash Collateral Account.

(c)           If any Condemnation or Casualty occurs and:

(i)            no monetary Event of Default exists at the time of the Condemnation or Casualty or the receipt of the Loss Proceeds; and

(ii)           either:

(A)          in the case of a Casualty, the Casualty will not render untenantable, or result in the cancellation of Leases covering, more than 15% of the gross rentable area of such Property (provided that a Lease shall not be deemed cancelled if the relevant Debtor shall enter into a new Lease with an existing or new Tenant on market terms) and the General Partner delivers to the Agent evidence reasonably satisfactory to the Agent that the insurer under each applicable insurance policy has not denied liability thereunder; or

(B)           in the case of a Condemnation, the Condemnation did not render untenantable, or result in the cancellation of Leases covering, more than 15% of the gross rentable area of the applicable Property (provided that a Lease shall not be deemed cancelled if the relevant Debtor shall enter into a new Lease with an existing or new Tenant on market terms) and the General Partner delivers to the Agent evidence reasonably satisfactory to the Agent that such Property can be restored to an economically and architecturally viable unit;

then the Loss Proceeds (after reimbursement of any reasonable out of pocket expenses incurred by the Agent in connection therewith) shall be applied to the cost of restoring, repairing, replacing or rebuilding such Property or part thereof subject to the Casualty or Condemnation, in the manner set forth below.  The Obligors hereby covenant and agree to commence or cause to be commenced as promptly and diligently as practicable and to prosecute or cause to be prosecuted such restoring, repairing, replacing or rebuilding of such Property in a workmanlike fashion and in accordance with applicable law to a status at least equivalent to the quality and character of such Property immediately prior to the Condemnation or Casualty.  If there shall remain excess Loss Proceeds after the proposed restoration has been substantially completed in accordance with the provisions of this Section 9.4, such excess shall be maintained in a Cash Collateral Account and disbursed in accordance with this Agreement.  Notwithstanding anything to the contrary contained in this clause (c), if the terms of any Lease, any Ground Lease, any REA or any agreement governing any Prior Lien Debt require restoration, repair, replacement, rebuilding or other application then the Loss Proceeds shall be applied in accordance with the terms of such Lease, Ground Lease, REA or agreement governing such Prior Lien Debt, as the case may be.

(d)           Each Obligor shall cooperate with the Agent in obtaining for the Lenders the benefits of any Loss Proceeds lawfully or equitably payable to the Lenders.  The Agent shall be reimbursed for any out-of-pocket expenses reasonably incurred in connection therewith (including all costs and expenses set forth in Section 15.6) out of such Loss Proceeds.

(e)           If a Debtor is not entitled to apply Loss Proceeds toward the restoration of its Property pursuant to Section 9.4(c), such Loss Proceeds shall either be applied within two (2) Business Days (during which period no Obligor shall be entitled to make any Restricted Payment) of receipt of such Loss Proceeds as a prepayment on the Term Loan or deposited into a Cash Collateral Account, as the Agent may so elect.

Section 9.5                 Covenants with Respect to REA.

(a)           The Obligors covenant and agree (and shall cause the other Debtors to covenant and agree) as follows:

(i)            each Debtor shall comply with all material terms, conditions and covenants of any Major REA except for such non-compliance that could not reasonably be expected to have a Material Adverse Effect; and

(ii)           notwithstanding anything herein to the contrary, each Debtor shall have the right to waive or negotiate settlement of defaults (or threatened defaults) under any REA, so long as such waiver or settlement could not reasonably be expected to have a Material Adverse Effect.

(b)           Each Obligor shall (and shall cause each other Debtor to) pay all post-petition fees, assessments, charges or other amounts assessed to such Debtor pursuant to any Major REA when the same become due and payable (subject to good faith disputes) except to the extent the failure to pay such fees, assessments, charges or other amounts could reasonably be expected to have a Material Adverse Effect.

(c)           Subject to the terms of the applicable REA, in the event proceeds of a Casualty or Condemnation with respect to the Property owned or leased by a Debtor under a Ground Lease are required to be deposited into a segregated account pursuant to any REA, the Borrowers shall cause such amounts to be deposited into a segregated account of the type specified in the REA or established with an Eligible Institution.  Any amounts released from such segregated account to any Obligor shall be deposited into the Cash Collateral Accounts in accordance herewith.

(d)           At the Borrowers’ written request, the Agent, for and on behalf of the Lenders, shall enter into a subordination agreement with respect to any (i) new REA or (ii) amendment, restatement, amendment and restatement, supplement or other modification of an existing REA, in each case, to the extent permitted by this Agreement and otherwise upon reasonable and customary terms.  For avoidance of doubt, the costs and expenses of the Agent in connection with the review of any such subordination agreement shall be paid or reimbursable by the Borrowers in accordance with Section 15.6; provided that such fees and expenses shall not exceed $3,000 per agreement.

Section 9.6                 Environmental Laws.

(a)           Each Obligor shall, and shall cause each other Debtor to, conduct its business in compliance with all Environmental Laws applicable to it, including those relating to the generation, handling, use, storage, and disposal of any Contaminant except for such non-compliance that could not reasonably be expected to have a Material Adverse Effect.  Each

Obligor shall, and shall cause each other Debtor to, take prompt and appropriate action to respond to any non-compliance with Environmental Laws that could reasonably be expected to result in a Material Adverse Effect of which any Obligor at any time has Knowledge (“Environmental Compliance Issues”) and shall upon written request from the Agent report to the Agent from time to time on such response to any unresolved Environmental Compliance Issue.

(b)           The Agent may reasonably request, in which case the Obligors will promptly furnish or cause to be promptly furnished to the Agent, an update of the status of each unresolved Environmental Compliance Issue (whether past or present), if any, and copies of non-privileged technical reports prepared by any Debtor and its communications with any Governmental Authority to determine whether such Debtor is proceeding reasonably to correct, cure, or contest in good faith any Environmental Compliance Issue.  At any time any Environmental Compliance Issue that could reasonably be expected to have a Material Adverse Effect or Event of Default exists, the Obligors shall at the Agent’s or the Majority Lenders’ request and at the Obligors’ expense, (i) retain an independent environmental professional reasonably acceptable to the Agent to evaluate the site, including tests if appropriate, to which the Environmental Compliance Issue relates and prepare and deliver to the Agent (with a copy to the relevant Obligor), for distribution by the Agent to the Lenders, a report setting forth the results of such evaluation, a proposed plan for responding to any environmental problems described therein, and an estimate of the costs thereof and (ii) provide to the Agent for distribution by the Agent to the Lenders a supplemental report of such environmental professional whenever the scope of the environmental problems (if any), or the response thereto or the estimated costs thereof, shall change in any material respect.

Section 9.7                 Compliance with ERISA.  Except to the extent the same could not reasonably be expected to result in a Material Adverse Effect, each Obligor shall and shall cause each ERISA Affiliate to:  (a) maintain each Pension Plan in compliance in all material respects with the applicable provisions of ERISA, the Code, and other federal or state law; (b) make all required contributions to any Pension Plan subject to Section 412 or Section 430 of the Code (or corresponding provisions of ERISA or any Multi-employer Plan); and (c) not engage in a transaction that could be subject to Section 4069 or 4212(c) of ERISA, in each case unless enforcement action is stayed pursuant to Legal Requirements.

Section 9.8                 Mergers, Consolidations, Sales, Acquisitions.  No Obligor shall, nor shall it permit any Debtor to, consummate any transaction of merger, reorganization, or consolidation, or sell, assign, lease (or otherwise dispose of all or any part of its property (including any sale or other disposition of Capital Stock of any Debtor)) (for purposes of this Section 9.8 or references hereto, each such transaction, a “disposition”), or wind up, liquidate or dissolve, except for:

(a)           dispositions of obsolete, worn out or surplus personal property or personal property no longer useful in the business of the Debtors;

(b)           consolidations, mergers and dispositions of assets between or among the General Partner and its Subsidiaries (provided that any such consolidation or merger involving a Borrower shall result in a Borrower being the surviving entity in such consolidation or merger);

(c)           dissolutions and liquidations if all of the property of the dissolving Person is transferred to the General Partner or one of its Subsidiaries;

(d)           dispositions of any Property (or any Debtor owning a Property or its direct or indirect parent holding company); provided that the net proceeds thereof are applied in accordance with, and to the extent required by, Section 3.3(a);

(e)           dispositions of real property constituting all or a portion of an anchor parcel to an anchor occupant in the ordinary course of business or otherwise consistent with past practice;

(f)            (i) dispositions of inventory (including gift cards, sales transfers and/or dedications from the Debtors’ master planned communities and condominium sales) in the ordinary course of business; provided that, in the case of condominium sales, the net proceeds thereof are applied in accordance with Section 3.3(a); and (ii) sales of Property pursuant to any purchase option, right of first refusal, right of first offer or similar right in respect of any of the Properties, in each case, in the ordinary course of business and (A) to the extent existing on the Petition Date, (B) consisting of customary purchase options, rights of first refusal, rights of first offer or similar rights given in respect of anchor occupant parcels or outparcels or (C) in respect of any Negative Pledge Property;

(g)           dispositions of personal property to the extent that (i) such property is exchanged for credit against the purchase price of similar replacement property or (ii) the proceeds of such dispositions are promptly applied to the purchase price of such replacement property;

(h)           the disposition of cash and Cash Equivalents for a purpose that is otherwise permitted under this Agreement;

(i)            to the extent constituting a disposition, the entering into and performance of the Loan Documents;

(j)            dispositions of accounts in connection with the collection or compromise thereof;

(k)           Leases permitted under Section 9.19 and licenses or sublicenses of property in the ordinary course of business and which do not materially interfere with the business of any Debtor;

(l)            transfers of property subject to any Casualty or Condemnation proceeding (including in lieu thereof) upon receipt of the net proceeds therefor;

(m)          dispositions in the ordinary course of business consisting of the abandonment of intellectual property rights which, in the reasonable good faith determination of the General Partner, are not material to the conduct of the business of any Debtor;

(n)           the expiration of any option agreement in respect of real or personal property;

(o)           Permitted Liens to the extent constituting a disposition of property;

(p)           dispositions of personal property (other than Capital Stock) among the General Partner and its Subsidiaries to any non-debtor Affiliate in the ordinary course of business;

(q)           in order to resolve disputes that occur in the ordinary course of business (in which event the holder thereof may discount or otherwise compromise for less than the face value thereof) the disposition of notes or accounts receivable;

(r)            a disposition in order to qualify members of the board of directors (or similar governing body) if required by applicable law or contract;

(s)           Restricted Payments in accordance with Section 9.20 and, to the extent constituting a disposition, Permitted Liens and any Investment permitted pursuant to Section 9.14;

(t)            any involuntary or voluntary terminations of Hedge Agreements;

(u)           dispositions of investments in non-wholly owned Persons to the extent required by, or made pursuant to, buy/sale arrangements among the owners of the Capital Stock of such entity set forth in binding agreements pertaining to the ownership of such Capital Stock entered into before the Closing Date;

(v)           dispositions of Property secured by Pre-Petition Liens to the holders of such Pre-Petition Liens when the Borrowers reasonably believe that doing so is in the best interests of the Debtors and that the relevant Debtor’s equity interest in such assets is negative;

(w)          the disposition of the Property described on Schedule 9.8; and

(x)            the disposition of assets (other than Property) in an amount not to exceed $50,000,000 in the aggregate.

Notwithstanding the foregoing, for the purposes of clause (d) and sales of condominiums pursuant to clause (f)(i), (w) no Debtor shall consummate the disposition of any of the Properties collectively known to the parties as “Victoria Ward” without the prior written consent of the Majority Lenders, (x) no Property (or any Debtor owning a Property or its direct or indirect parent holding company) shall be disposed of for less than fair market value, as determined by the applicable Debtor in good faith, (y) no First Lien Property (or any Debtor owning a First Lien Property or its direct or indirect parent holding company) with a fair market value in excess of $30,000,000 shall be disposed of without the prior written consent of the Majority Lenders and (z) if any Real Estate of any Person is being disposed together with any First Lien Property (or any Debtor owning a First Lien Property or its direct or indirect parent holding company) in a single transaction or in a series or related transaction, none of such dispositions shall be consummated unless the Majority Lenders shall be satisfied with the allocation of consideration among such First Lien Property and other Real Estate.

Section 9.9                 Transactions with Affiliates.  No Obligor shall, nor shall it permit any Debtor to, (i) sell, transfer, distribute, or pay any money or property, including, but not limited to, any fees or expenses of any nature (including, but not limited to management or service fees), to any Affiliate (other than the other Debtors), (ii) lend or advance money or property to, invest in (by capital contribution or otherwise) or purchase or repurchase any stock, indebtedness or any property of, any Affiliate or (iii) become liable on any Guaranty of the indebtedness, dividends, or other obligations of any Affiliate (any of the foregoing, “Affiliate Investments”); provided that the foregoing shall not prohibit any of the following:

(a)           transactions upon fair and reasonable terms no less favorable to such Debtor than it would obtain in a comparable arm’s-length transaction with a Person that is not an Affiliate;

(b)           Affiliate Investments among the General Partner and its Subsidiaries;

(c)           Affiliate Investments existing as of the Closing Date;

(d)           Affiliate Investments by the General Partner and its Subsidiaries in any Affiliate of the General Partner and its Subsidiaries that is not a Debtor consisting of (i) required capital contributions pursuant to agreements or instruments existing as of the Closing Date or voted on by the partners or members of such Affiliate, or (ii) otherwise, in an aggregate amount under this clause (ii) not to exceed $100,000,000 in any Affiliate that is not a Subsidiary; provided that if (x) an Event of Default has occurred and is continuing and (y) the Investment Agreement has been terminated in accordance with its terms, then no Affiliate Investments under clause (i) or (ii) in an amount of $1,000,000 or more shall be made without the prior written consent of the Majority Lenders;

(e)           transactions in the ordinary course of business in accordance with the General Partner’s and its Subsidiaries’ cash management system;

(f)            loans and advances to directors, officers, employees and members of management of the General Partner and its Subsidiaries in the ordinary course of business consisting of advances of payroll, travel expenses, petty cash and similar items;

(g)           Affiliate Investments reasonably necessary for the General Partner or any of its Subsidiaries to remain qualified as a real estate investment trust, qualified REIT subsidiary or taxable REIT subsidiary under the provisions of the Code;

(h)           dispositions permitted pursuant to Section 9.8, Debt permitted by Section 9.11(a) and Liens permitted pursuant to Section 9.11(b);

(i)            Restricted Payments permitted in accordance with Section 9.20 and loans and advances made in lieu of such permitted Restricted Payments;

(j)            acquisitions of the property and assumptions of obligations of Affiliates resulting from mergers, consolidations, liquidations or dissolutions of any Affiliate permitted by Section 9.8;

(k)           reasonable and customary director, officer and employee compensation (including bonuses and severance) and other benefits (including retirement, health, stock option and other benefit plans) and indemnification arrangements in the ordinary course of business or to the extent approved in good faith by the board of directors (or other governing body) of the General Partner or its Subsidiaries;

(l)            the payment of management fees by the Debtor which owns Willowbrook Mall to GGMI in accordance with the Amended and Restated Willowbrook Mall Property Management Agreement dated December 19, 1995;

(m)          equity issuances not prohibited by this Agreement;

(n)           reasonable and customary fees paid to members of the board of directors (or other governing body) of the General Partner and its Subsidiaries (or its direct or indirect parent) and reimbursement of reasonable out-of-pocket costs and expenses of such Persons;

(o)           Affiliate Investments consisting of Customary Contingent Guarantees; and

(p)           so long as the Investment Agreement has not terminated in accordance with its terms, any other Affiliate Investment not prohibited by the Investment Agreement.

Section 9.10               Business Conducted.  No Obligor shall, nor shall it permit any Debtor to, engage directly or indirectly, in any line of business other than the businesses in which such Person is engaged on the Closing Date and businesses reasonably related or ancillary thereto.

Section 9.11               Debt; Liens; No Negative Pledge.

(a)           No Obligor shall, nor shall it permit any Debtor to, create, incur, assume or suffer to exist any Debt except:

(i)            Debt under the Loan Documents;

(ii)           Debt in existence on the Petition Date (and refinancings thereof in accordance with clause (b) of the definition of “Permitted Liens”);

(iii)          Capital Leases in existence on the Petition Date;

(iv)          purchase money Debt and Debt in respect of Capital Leases, in each case incurred after the Petition Date in the ordinary course of business of the Debtors as modified pursuant to the Case;

(v)           endorsement of items for deposit or collection in the ordinary course of business;

(vi)          indebtedness with respect to letters of credit or guaranties entered into in the ordinary course of business and any amendment, modification, extension, renewal or replacement thereof; provided that any letters of credit or guaranties under this clause (vi) shall be included in the limitation under clause (xiv);

(vii)         Debt among Debtors; provided that no such Debt shall be incurred by GGMI other than in the ordinary course of business;

(viii)        Debt which may be deemed to exist in connection with customary agreements providing for indemnification, purchase price adjustments, earnouts and similar obligations in connection with dispositions permitted pursuant to Section 9.8;

(ix)           Debt consisting of the financing of insurance premiums in the ordinary course of business, so long as the aggregate amount payable pursuant to such Debt does not materially exceed the amount of the premium for such insurance;

(x)            cash management obligations and Debt in respect of netting services, overdraft protection and similar arrangements in connection with cash management and deposit accounts;

(xi)           Debt representing deferred compensation to directors, officers, members of management, employees or consultants of the Debtors in the ordinary course of business;

(xii)          contingent obligations in respect of indemnities or similar agreements to hold others harmless arising in the ordinary course of business;

(xiii)         Debt in respect of indemnity, performance, surety, stay, customs, bid, appeal bonds, completion guarantees or other similar obligations provided in the ordinary course of business, including guarantees or obligations of the Debtors with respect to (and deposits of cash to secure) letters of credit supporting such indemnity, performance, surety, stay, customs, bid, appeal bonds, completion guarantees or other similar obligations, but excluding Debt incurred through the borrowing of money, Capital Leases and purchase money obligations;

(xiv)        other Debt of the Debtors in an aggregate principal amount at any time outstanding not to exceed, together with the aggregate amount of all letters of credit and guaranties under clause (vi) above, $75,000,000 (in all cases without double counting); provided that (x) before any Debtor incurs any Debt for borrowed money pursuant to this clause (xiv) in an aggregate principal amount exceeding $10,000,000, an Obligor shall provide to the Agent a reasonably detailed summary of the economic and other terms of such Debt and (y) no Debt for borrowed money incurred pursuant to this clause (xiv) in an aggregate principal amount in excess of $20,000,000 shall have a final maturity sooner than, or a weighted average life less than, that of the Term Loan;

(xv)         Guaranties of the Debtors with respect to Debt of the General Partner and its Subsidiaries permitted hereunder;

(xvi)        Debt consisting of take or pay obligations contained in supply agreements, in each case incurred in the ordinary course of business;

(xvii)       Debt constituting reimbursement obligations with respect to (and deposits of cash to secure) letters of credit issued in the ordinary course in respect of workers’ compensation, unemployment insurance, social security or other similar laws, to secure the performance of tenders, statutory obligations, bids, leases, government contracts, trade contracts and other similar obligations, securing insurance premiums or deductibles, coinsurance, reinsurance, self-retention or reimbursement obligations, indemnity, performance, surety, stay, customs and appeal bonds, performance bonds, performance and completion guarantees and other obligations of a similar nature;

provided that upon the drawing of such letters of credit or the incurrence of such Debt, such obligations are reimbursed within 30 days following such drawing or incurrence;

(xviii)      Debt of the Debtors to any Affiliate of the Debtors in the ordinary course of business in connection with cash management and otherwise consistent with the cash management order in all material respects;

(xix)         additional Prior Lien Debt advanced as protective advances to pay taxes and insurance premiums relating to, and costs to protect or repair, collateral secured by Pre-Petition Liens, to the extent permitted under the definitive documents for such Prior Lien Debt as in effect on the Closing Date (as refinanced in accordance with clause (b) of the definition of Permitted Liens);

(xx)          to the extent constituting Debt by virtue of clause (h) of the definition thereof, Debt (other than in respect of borrowed money, purchase money and Capital Leases) secured by Permitted Liens;

(xxi)         Debt constituting a Municipal Financing incurred in the ordinary course of business in connection with a new development or redevelopment of the Property; provided that the prior written consent of the Majority Lenders shall be required with respect to any Municipal Financing that qualifies as Debt incurred after the Petition Date with respect to any First Lien Property;

(xxii)        to the extent constituting Debt, Customary Contingent Guarantees; and

(xxiii)       all premiums (if any), interest, fees, expenses, charges and additional or contingent interest on obligations described above in this Section 9.11(a).

(b)           No Obligor shall, nor shall it permit any Debtor to, create, incur, assume, or permit to exist any Lien on (A) any property now owned or hereafter acquired by any of them, except Permitted Liens or (B) any of the Negative Pledge Properties, except Permitted Liens.

(c)           Other than as set forth in this Agreement, no Obligor shall, nor shall it permit any Debtor to, enter into or become subject after the Closing Date to any agreement, contract, or other arrangement whereby any Debtor is prohibited from, or would otherwise be in default as a result of, creating, assuming, incurring, or suffering to exist, directly or indirectly, any Agent’s Lien, except for the following:

(i)            any agreement governing any post-petition Debt permitted by (A) clauses (iv), (ix), (xvi) and (xxii) of Section 9.11(a) as to the assets financed with the proceeds of such Debt or (B) clauses (vi), (xiii) and (xvii) of Section 9.11(a) in respect of cash collateral;

(ii)           customary provisions restricting subletting or assignment of any lease governing a leasehold interest of a Debtor;

(iii)          customary provisions restricting assignment of any agreement entered into by a Debtor in the ordinary course of business;

(iv)          agreements of any holder of any Permitted Lien set forth in clause (b), (f), (m), (n), (o)(ii), (r), (s) or (v) of the definition thereof restricting the transfer of any property subject thereto;

(v)                                 customary restrictions and conditions contained in any agreement relating to the disposition of any Property permitted under Section 9.8 pending the consummation of such disposition or in leases, subleases, licenses or sub-licenses relating to the assets covered thereby;

(vi)                              customary provisions in partnership agreements, limited liability company organizational governance documents, asset sale and stock sale agreements and other similar agreements entered into in the ordinary course of business that restrict the transfer of ownership interests in such partnership, limited liability company or similar Person;

(vii)                           restrictions on cash or other deposits or net worth imposed by suppliers or landlords under contracts entered into the ordinary course of business; or

(viii)                        customary provisions in joint venture agreements and similar agreements applicable to joint venture relating solely to such joint venture.

Section 9.12                                            New Subsidiaries.  No Debtor shall, nor shall it permit any Debtor to, directly or indirectly, organize, create or acquire any direct Subsidiary other than as follows:

(a)                                  in connection with a tax driven strategy in the ordinary course of business;

(b)                                 Subsidiaries (i) existing on the Closing Date, and/or (ii) acquired or formed by a Subsidiary that was not a Debtor at the time of such acquisition or formation;

(c)                                  new Subsidiaries of the Debtors approved in writing by the Majority Lender; and

(d)                                 as approved by the Bankruptcy Court and reasonably acceptable to the Agent.

Section 9.13                                            Use of Proceeds.  The proceeds of the Term Loan shall be used (a) first, to repay amounts outstanding under the Original DIP Agreement (whether for principal, accrued and unpaid interest, fees and/or expenses owing under the Original DIP Agreement as of the Closing Date) and (b) after such Debt has been repaid in full and the Liens with respect thereto have been released, for general working capital purposes (not otherwise prohibited by this Agreement) in the ordinary course of business, (i) to fund expenses incident to the Debtors’ efforts to operate, maintain, reorganize, or dispose of their business and assets, (ii) to fund payment of fees and expenses owing to Professional Persons incurred during the Case, (iii) to pay all fees and expenses provided under this Agreement (whether incurred before or after the Petition Date) and, in any event, only to the extent authorized by the Financing Order, and (iv) as otherwise authorized by the Financing Order, including, without limitation, permitted capital expenditures, priority employee wage claims, and expenses associated with the assumption of executory contracts and unexpired leases.  The Borrowers shall not use any portion of the proceeds of the Term Loan, directly or indirectly, (A) to purchase or carry any Margin Stock, (B) to repay or otherwise refinance indebtedness of the Borrowers or others incurred to purchase or carry any Margin Stock, (C) to extend credit for the purpose of purchasing or carrying any Margin Stock, (D) to acquire any security in any transaction that is subject to Section 13 or 14 of the Exchange Act, or (E) as prohibited pursuant to Section 9.15.

Section 9.14                                            Investments.  No Obligor shall, nor shall it permit any Debtor to, directly or indirectly, make or hold any Investments, except the following:

(a)                                  Affiliate Investments not prohibited by Section 9.9;

(b)                                 Investments in cash and/or Cash Equivalents;

(c)                                  Investments existing on the Closing Date;

(d)                                 Investments in the ordinary course of business consisting of UCC Article III endorsements for collection or deposit;

(e)                                  Investments (including debt obligations and Capital Stock) received in connection with the bankruptcy or reorganization of suppliers and customers or in settlement of delinquent obligations of, or other disputes with, customers and suppliers arising in the ordinary course of business or upon the foreclosure with respect to any secured Investment or other transfer of title with respect to any secured Investment;

(f)                                    Investments constituting (i) accounts or notes receivable arising, trade debt granted, and deposits made in connection with the purchase price of goods or services or (ii) lease, utility and other similar deposits, in each case in the ordinary course of business;

(g)                                 other Investments over the term of this Agreement not to exceed $100,000,000;

(h)                                 Investments consisting of indebtedness or contingent liabilities, Liens, Restricted Payments and dispositions permitted by Section 9.11, Section 9.20 and Section 9.8, respectively; and

(i)                                     Investments received in connection with the satisfaction or enforcement of indebtedness or claims due or owing to any Debtor or as security for any such Indebtedness claim;

provided that any Investment which when made complies with the requirements of the definition of the term “Cash Equivalent” may continue to be held notwithstanding that such Investment if made thereafter would not comply with such requirements.

Section 9.15                                            Case Matters.(a)                                All fees or expenses of Professional Persons at any time paid by the Debtors, or any of them, shall be paid by the Debtors pursuant to procedures established by an order of the Bankruptcy Court.

(b)                                 No Obligor shall, nor shall it permit any other Debtor to, assert, file or seek, or consent to the filing or the assertion of or joinder in, or use any portion of the proceeds of the Term Loan to compensate services rendered or expenses incurred in connection with, any claim, counterclaim, action, proceeding, order, application, pleading, motion, objection, any other papers or documents, defense (including, without limitation, offsets and counterclaims of any nature or kind but in any event subject to the terms and provisions of the Investment Agreement and Schedule 3.1-A), or other contested matter (including, without limitation, any of the foregoing the purpose of which is to seek or the result of which would be to obtain any order, judgment, determination, declaration, or similar relief):

(i)                                     invalidating, setting aside, avoiding, subordinating, or otherwise challenging the validity, perfection, enforceability, or nonavoidability (under Sections 105, 506(c), 542, 543, 544, 545, 547, 548, 549, 550, 551, 552(b), or 553 of the Bankruptcy Code or otherwise), in each case, in whole or in part, of the Obligations or the Agent’s Liens;

(ii)                                  reversing, modifying, amending, staying or vacating the Financing Order, except for modifications and amendments consented to by the Majority Lenders in writing;

(iii)                               granting priority for any administrative expense, secured claim or unsecured claim against the Borrowers or any of the Guarantors other than GGMI (now existing or hereafter arising of any kind or nature whatsoever, including without limitation any administrative expenses of the kind specified in, or arising or ordered under, Sections 105, 326, 327, 328, 330, 331, 503(b), 506(c), 507(a), 507(b), 546(c), 726 and 1114 of the Bankruptcy Code) equal or superior to the priority of the Agent and the Lenders in respect of the Obligations, except as provided under the Carve-Out, Pre-Petition Liens and the Financing Order;

(iv)                              granting or imposing under Sections 364(c) or 364(d) of the Bankruptcy Code or otherwise, any Lien equal or superior to the priority of the Agent’s Liens (other than under clause (i) of the definition of Permitted Liens (to the extent, and only to the extent, set forth in the Financing Order) or as permitted to have priority under Section 6.4);

(v)                                 permitting the use of cash collateral as defined in Section 363 of the Bankruptcy Code, except as expressly permitted by the Financing Order or this Agreement; or

(vi)                              modifying, altering, or impairing in any manner any of the Agent’s Liens pursuant to the Financing Order, this Agreement, or any of the Loan Documents or any documents related thereto (including, without limitation, the right to demand payment of all Obligations and to enforce its liens and security interests in the Collateral), whether by plan of reorganization or liquidation, order of confirmation, or any financings of, extensions of credit to, or incurring of debt by any Debtor, whether pursuant to Section 364 of the Bankruptcy Code or otherwise.

(c)                                  No Obligor shall, nor shall it permit any other Debtor to, seek or consent to any order (i) dismissing any part of the Case under Sections 105, 305 or 1112 of the Bankruptcy Code or otherwise; or (ii) converting any part of the Case under Sections 105 or 1112 of the Bankruptcy Code or otherwise, in each case in respect of any Major Entity, unless such Debtor would cease to be a Major Entity upon giving effect to transactions permitted under Section 9.8; provided that any mandatory prepayments required under Section 3.3 shall occur substantially contemporaneously with or prior to such dismissal or conversion.

(d)                                 The Obligors shall not, nor shall they permit any other Debtor to, make any payments or transfer any property on account of claims asserted by any vendors of any Debtor, for reclamation in accordance with Section 2-702 of any applicable UCC and Section 546(c) of the Bankruptcy Code, unless otherwise ordered by the Bankruptcy Court upon prior notice to the Agent or unless otherwise consented to by the Majority Lenders.

(e)                                  The Obligors shall not, nor shall they permit any other Debtor to, return any inventory or other property to any vendor pursuant to Section 546(g) of the Bankruptcy Code, unless otherwise ordered by the Bankruptcy Court in accordance with Section 546(g) of the Bankruptcy Code upon prior notice to the Agent or unless otherwise consented to by the Majority Lenders.

Section 9.16                                            No Amendments or Advances of Prior Lien Debt.  No amendment or modification of the terms of the Prior Lien Debt constituting debt for borrowed money or any document or instrument which evidences, secures or otherwise relates to any Prior Lien Debt constituting debt for borrowed money will be effected, other than in connection with any refinancing permitted hereby or which does not adversely affect the Term Loan or the Lenders, without the prior written consent of the Majority Lenders.  No Obligor shall, nor shall it permit any other Debtor to, request or accept any advance of proceeds of any Prior Lien Debt after the Closing Date other than protective advances to pay taxes and insurance premiums relating to, and costs to protect or repair, collateral which secures such Prior Lien Debt and other similar matters.

Section 9.17                                            Maintenance of Property; Compliance with Legal Requirements; Parking.

(a)                                  Each Obligor shall, and shall cause each other Debtor to, keep its Property and Improvements that are operating as shopping malls or occupied buildings in good working order and repair (reasonable wear and tear and Casualty and Condemnation excepted).  Each Obligor shall, and shall cause each other Debtor to, from time to time make, or cause to be made, all reasonably necessary repairs, renewals, replacements, betterments and improvements thereto.  Each Obligor shall, and shall cause each other Debtor to, comply with, and shall cause its Property and Improvements to be operated, maintained, repaired and improved in compliance with, all Legal Requirements, Insurance Requirements and the requirements of any Major Lease or Ground Lease, in each case except to the extent that the failure to comply, operate, maintain, repair or improve the relevant Property or Improvements (i) could not reasonably be expected to have a Material Adverse Effect or (ii) is occasioned by Casualty or Condemnation and (A) the Agent or other insured party has not made available the proceeds thereof to the relevant Debtor to restore, repair, replace or rebuild the relevant Property or Improvements, or (B) the relevant Debtor is in the process of restoring, repairing, replacing or rebuilding the relevant Property or Improvements.

(b)                                 As applicable, each Obligor shall, and shall cause each other Debtor to, provide, maintain and light parking areas of its Properties that are operating as shopping malls, including any sidewalks, aisles, streets, driveways, sidewalk cuts and rights-of-way to and from the adjacent public streets, in a manner consistent with properties of a similar class as the relevant Property in the locale where such Property is located, in each case except to the extent such failure could not reasonably be expected to have a Material Adverse Effect.

Section 9.18                                            Taxes and Other Claims.  Each Obligor shall, and shall cause each other Debtor to, pay and discharge all material post-petition federal and other material post-petition taxes, assessments and governmental charges levied upon it, its income and its assets, subject to any orders of the Bankruptcy Court, and all lawful post-petition claims for labor, materials and supplies or otherwise, in each case subject to any rights to contest contained in the definition of Permitted Liens.  Each Obligor shall, and shall cause each other Debtor to, file all post-petition federal and all post-petition material state and local tax returns and other reports that it is required by law to file within the timeframes permitted (including any extensions thereof).  All references in this Section to post-petition taxes, assessments and governmental charges shall, in the case of GGMI only, include a reference to pre-petition taxes, assessments and governmental charges of GGMI.

Section 9.19                                            Leases.

(a)                                  Upon the reasonable request of the Agent, the Borrowers shall furnish the Agent with executed copies of any Major Leases entered into after the Closing Date.  The Obligors hereby covenant and agree that, with respect to First Lien Properties and subject to clause (b) below, all new Major Leases and renewals or amendments of Major Leases shall be entered into with Tenants whose identity and creditworthiness are appropriate for tenancy at the applicable Property, shall provide for rental rates and other economic terms which, taken as a whole, are not materially less favorable than then-existing market rates, based on the applicable market, except as otherwise agreed to by the Majority Lenders.

(b)                                 With respect to First Lien Properties, all new Major Leases that do not comply with Section 9.19(a) shall be subject to the prior written consent of the Majority Lenders (it being understood that all other Leases or terminations, renewals and amendments of Leases shall not require the Agent’s prior written consent), which consent shall not be unreasonably withheld, conditioned or delayed.  Each Debtor shall have the right to waive or negotiate settlement of defaults (or threatened defaults) under Leases, so long as such waiver or settlement could not reasonably be expected to have a Material Adverse Effect.

(c)                                  Each Obligor shall, and shall cause each other Debtor to (i) observe and perform all material post-petition obligations imposed upon the lessor under the Major Leases (other than Major Leases that are rejected pursuant to the Case), (ii) with respect to First Lien Properties, enforce all material terms, covenants and conditions contained in the Major Leases on the part of the lessee thereunder to be observed or performed, short of termination thereof (including enforcing the provisions, if any, requiring Tenants to perform all acts necessary to satisfy the requirements of Governmental Authorities and, if applicable, to do such acts as are necessary to maintain their respective certificates of occupancy in full force and effect); provided that a Debtor may terminate any Lease, subject to Section 9.19(b) above, following a default thereunder by the respective Tenant, (iii) not collect any of the rents under any Major Lease (exclusive of security deposits) more than one month in advance of the due date thereof, other than in connection with the satisfaction or compromise of Tenant improvements costs, (iv) not execute any assignment of lessor’s interest in the Leases or associated rents other than the assignment of rents and leases contained in the Financing Order and, as applicable, in the documents that create or evidence the Pre-Petition Liens (or any refinancing or extension thereof permitted under this Agreement) and (v) not cancel or terminate any guarantee (except in accordance with the terms thereof) of any of the Major Leases without the prior written consent of the Majority Lenders (which consent shall not be unreasonably withheld or delayed) unless such cancellation or termination could not reasonably be expected to have a Material Adverse Effect.

(d)                                 At the Borrowers’ written request, the Agent, for and on behalf of the Lenders, shall enter into a subordination, non-disturbance and attornment agreement, in the form (i) in the case of Leases with respect to First Lien Properties, attached hereto as Exhibit F or (ii) in the case of Leases with respect to Negative Pledge Properties, in the form approved by the lender that holds the prior Lien on such Negative Pledge Property, and, in each case with respect to any national Tenant, as such Tenant and the Agent shall reasonably agree.  The Agent shall not be required to provide any such subordination, non-disturbance and attornment agreement with respect to First Lien Properties unless it shall receive in exchange an estoppel certificate from the Tenant under the applicable Lease that the Tenant is not aware of any material default by the landlord under the Lease.  For avoidance of doubt, the costs and expenses of the Agent in connection with the review of any such subordination, non-disturbance and attornment agreement shall be paid or reimbursable by the Borrowers in accordance with Section 15.6; provided that such fees and expenses shall not exceed $100 per such agreement in the case of agreements set forth in clause (i) which are not negotiated and otherwise $1,000 per agreement.

(e)                                  With respect to any approval by the Majority Lenders of a Major Lease pursuant to Section 9.19(a) or any consent of the Majority Lenders regarding any Major Lease referred to in Section 9.19(b), if no response thereto is received by the General Partner from the Agent within ten (10) Business Days after a request for such approval or consent is delivered in writing to the Agent, then such approval or consent (as applicable) shall be deemed to have been given by the Majority Lenders.

Section 9.20                                            Restricted Payments.  No Obligor shall, nor shall it permit any Debtor to, make any Restricted Payment except:

(a)                                  the Debtors may make Restricted Payments to any other Debtor (and, in the case of Debtors (other than the General Partner) that are not wholly-owned Subsidiaries, to other equity holders in accordance with and to the extent provided for in their governing organizational documents as in effect on the Closing Date or by applicable law);

(b)                                 Restricted Payments to any Debtor and to the General Partner and to its equityholders in order to maintain its REIT status under the Code; provided that, in the case of Restricted Payments to the equityholders of the General Partner, the cash portion of any such Restricted Payments shall not exceed the minimum cash portion necessary to maintain such REIT status, taking into account IRS Revenue Procedure 2009-15 and any comparable guidance;

(c)                                  Restricted Payments by a Debtor to a Subsidiary of the Borrowers that is not a Debtor to enable such Subsidiary or another Subsidiary to satisfy any tax liabilities (after taking into account any off-setting deductions) that are attributable to the business or activities of any Debtor and are not payable directly by any Debtor, in each case to the extent used to pay such tax liabilities; and

(d)                                 Restricted Payments by any Debtor to enable the recipient or its direct or indirect parent to make preferred dividends in the amount not to exceed $500,000 in the aggregate; provided that any such preferred dividend is made by an entity that qualifies as a REIT.

ARTICLE 10

CONDITIONS OF LENDING

Section 10.1                                            Conditions Precedent to Making of Term Loan.  The obligation of each Lender to make the Term Loan on the Funding Date is subject to the following conditions precedent having been satisfied (except if and to the extent that any such condition has been expressly waived in writing by the Agent and the Lenders):

(a)                                  Financing Order.  At the time of the making of the Term Loan, the Agent shall have received a certified copy of the Financing Order, which Financing Order (i) shall have been entered on the docket of the Bankruptcy Court on or before the Funding Date and (ii) shall be in full force and effect and shall not have been vacated, stayed, reversed, modified or amended in any respect without the written consent of the Majority Lenders; and, if the Financing Order is the subject of a pending appeal in any respect, neither the making of the Term Loan, nor the performance by the Obligors of any of their respective obligations hereunder, under the other Loan Documents or under any other instrument or agreement referred to herein shall be the subject of a presently effective stay pending appeal.

(b)                                 [Intentionally Omitted].

(c)                                  Delivery of Documents.  The Agent shall have received each of the following documents, which shall be satisfactory in form and substance to the Agent and the Lenders:

(i)                                     executed counterparts of this Agreement, executed and delivered by a Responsible Officer of each Borrower and each other Obligor listed on Schedule 1.1B, the Agent, and the Lenders;

(ii)                                  a Term Note payable to the order of each Lender, duly executed and delivered by the Borrowers, complying with the requirements of Section 2.2(d);

(iii)                               a copy of the resolutions of the board of directors (or similar governing body) of each Obligor authorizing and approving (as applicable) the commencement of the Case and the execution, delivery and performance of the Loan Documents;

(iv)                              written opinions (addressed to the Agent and the Lenders and dated the Funding Date), issued by counsel to the Obligors in the forms set forth as Exhibits J-1 and J-2, respectively;

(v)                                 all other documents and instruments required by law or reasonably requested by the Agent in proper form to be filed, registered or recorded to create or perfect the Liens intended to be created under the Loan Documents; it being understood that no Mortgages, UCC financing statements or similar documents will be filed on the Funding Date except UCC financing statements naming GGMI and each Emerged Debtor Guarantor as debtor to be filed with the Secretary of State of the State of organization for GGMI and each Emerged Debtor Guarantor;

(vi)                              all governmental and regulatory approvals necessary in connection with the closing of this Agreement and the transactions contemplated hereby and such approvals shall have been received and be in full force and effect; and

(vii)                           all certificates of insurance with proper loss payee and additional insured endorsements for the insurance policies required by Section 9.3.

(d)                                 The representations and warranties contained in this Agreement shall be true and correct in all material respects on and as of the Funding Date as if made on and as of such date (except to the extent that any such representation or warranty relates to another specified date, in which case the same shall be true and correct as of such other specified date).

(e)                                  No material adverse change shall have occurred with respect to the assets, liabilities, business, financial condition, or results of operations of the Debtors, taken as a whole, in comparison to those that existed on March 31, 2010, in each case other than as a result of the filing of the Petitions and the commencement of the Case.

(f)                                    The Obligors shall have paid all costs and expenses of the Agent and the Lenders set forth in Section 15.6 invoiced at least two Business Days prior to the Funding Date, due and payable to the Agent for the benefit of the Agent or the Lenders.

(g)                                 Substantially concurrent with the Funding Date, the Borrowers shall use the proceeds of the Term Loan and cash on hand to repay all amounts outstanding pursuant to the Original DIP Agreement and shall have caused all Liens and related Guaranties under the Original DIP Agreement to be released.

(h)                                 No event shall have occurred and be continuing, or would occur as a result of such extension of credit, which constitutes a Default or an Event of Default.

The acceptance by the Borrowers of any proceeds of the Term Loan shall be deemed to be a representation and warranty (other than with respect to conditions qualified as satisfactory to, to the satisfaction of or similar approval or consent of the Agent or any Lender, as to which the Borrowers make no representations or warranty) made by the Obligors to the effect that all of the conditions precedent to the making of the Term Loan have been satisfied or to the knowledge of the Borrower waived, with the same effect as delivery to the Agent and the Lenders of a certificate signed by a Responsible Officer of the Obligors as of the Funding Date to such effect.

ARTICLE 11

DEFAULT; REMEDIES

Section 11.1                                            Events of Default.  It shall constitute an event of default (“Event of Default”) if, on or after the Closing Date, any one or more of the following shall occur for any reason:

(a)                                  any failure by any Borrowers or any other Obligor obligated therefor to pay (i) any principal amount owing hereunder within two Business Days of the date when due (provided that no grace period shall be available for principal payments due on the Maturity Date) or (ii) any interest or premium on any of the Obligations or any fee or other amount owing hereunder within two Business Days of when due, whether upon demand or otherwise;

(b)                                 any representation or warranty made or deemed made by any Obligor in this Agreement or in any of the other Loan Documents or any certificate furnished by any Obligor at any time to the Agent or any Lender hereunder or thereunder shall prove to be untrue in any material respect as of the date on which made, deemed made, or furnished;

(c)                                  any default shall occur in

(i)                                     the observance or performance of any of the covenants and agreements contained in paragraphs (4) of Schedule 3.1-A, Section 4.1, Section 7.3(a), Section 9.1 (but only insofar as it requires the preservation of the existence of the Borrowers), Section 9.8, Section 9.9, Section 9.11, Section 9.12, Section 9.13, Section 9.14 and Section 9.15;

(ii)                                  the observance or performance of any of the covenants and agreements contained in this Agreement, other than as referenced in Section 11.1(a) or Section 11.1(c)(i), or any other Loan Documents, and such default shall continue for a period of thirty (30) days after receipt by the General Partner of written notice from the Agent; provided that if such breach is not capable of cure within such thirty (30) day period, such period shall be extended for a reasonable period of time to permit such cure so long as the relevant Person has promptly commenced and is diligently pursuing such cure; provided that, other than in the case of cures involving maintenance and repair of Real Estate and Improvements, such extended period shall not exceed an additional sixty (60) days; or

(iii)                               the observance or performance of any of the covenants and agreements contained in paragraph (3) of Schedule 3.1-A and such default shall continue for a period of five (5) Business Days after the payment date (as such term is used in such paragraph (3));

(d)                                 any default shall occur with respect to any post-petition Debt of any Obligor or any Debt of GGMI (in each case, other than the Obligations) in an outstanding principal amount which exceeds $50,000,000, or under any agreement or instrument under or pursuant to which any such Debt may have been issued, created, assumed, or guaranteed by any Obligor, and such default shall continue for more than the period of any grace, waiver, cure or forbearance, if any, if the effect thereof (after taking into account the giving of notice or after the lapse of any required time period or both) is to accelerate, or to permit the holders of any such post-petition Debt to accelerate, the maturity of any such post-petition Debt, or any such post-petition Debt shall be declared due and payable or be required to be prepaid (other than by a regularly scheduled required prepayment) prior to the stated maturity thereof;

(e)                                  any Loan Document, including any guaranty of the Obligations, shall be (i) terminated other than in accordance with its terms, (ii) revoked by an Obligor, (iii) declared void, invalid, or unenforceable (it being understood that, to the extent the Financing Order contains provisions to allow the realization on the Collateral, no such declaration, invalidity or unenforceability shall constitute an Event of Default so long as the Liens on the Collateral granted pursuant to the Financing Order remain valid and enforceable), or (iv) challenged in writing by any Obligor;

(f)                                    one or more judgments, orders, decrees, or arbitration awards (other than any claim against any Property that is not stayed pending appeal granting relief from the Automatic Stay with respect to the Debtors’ Properties) is entered against any Obligor involving liability in the aggregate (to the extent not covered by independent third party insurance) as to any single or related or unrelated series of transactions, incidents or conditions, of $37,500,000 or more, and the same shall remain unsatisfied, unvacated, and unstayed pending appeal or not subject to the Automatic Stay for a period of 60 days after the entry thereof;

(g)                                 (i) an ERISA Event shall occur with respect to a Pension Plan or Multi-employer Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect; (ii) the aggregate amount of Unfunded Pension Liability among all Pension Plans at any time which has resulted or could reasonably be expected to result in a Material Adverse Effect; or (iii) any Obligor or any ERISA Affiliate shall fail to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multi-employer Plan in an aggregate amount which has resulted or could reasonably be expected to result in a Material Adverse Effect;

(h)                                 any Loan Document ceases to be in full force and effect (other than in accordance with its terms) or any Lien with respect to any material portion of the Collateral intended to be secured thereby ceases to be, or is not, valid, perfected, and prior to all other Liens (other than Permitted Liens which are expressly permitted to have priority over the Agent’s Lien) or is terminated, revoked, or declared void (other than in accordance with its terms) it being understood that to the extent the Financing Order contains provisions to allow the realization on any Collateral, no such termination, revocation, declaration, invalidity or unenforceability with respect to any Loan Document shall constitute an Event of Default;

(i)                                     an order shall be entered confirming any plan of reorganization in the Case in respect of any Major Entity (unless the applicable Debtor would cease to be a Major Entity upon giving effect to a transaction permitted under Section 9.8 and any mandatory prepayments required under Section 3.3 occurring substantially contemporaneously with or prior to such plan of reorganization), which does not, upon entry thereof (i) contain a provision for the payment in full in cash of all non-contingent Obligations as of and no later than the effective date of such plan and (ii) provide for the continuation of the Liens and security interests granted to the Agent for the benefit of the Lenders and the required priorities of such Liens until the Obligations have been paid in full in cash;

(j)                                     an order with respect to the Case shall be entered appointing, or any Obligor shall file an application for an order with respect to the Case seeking the appointment of, in either case without the prior written consent of the Majority Lenders (i) a trustee under Section 1104 of the Bankruptcy Code, or (ii) an examiner or any other Person with enlarged powers relating to the operation of the business (i.e., powers beyond those set forth in

Sections 1104(d) and 1106(a)(3) and (4) of the Bankruptcy Code) under Section 1106(b) of the Bankruptcy Code;

(k)                                  an order shall be entered dismissing the Case or converting the Case to a case under Chapter 7 of the Bankruptcy Code, in each case in respect of a Major Entity, unless the applicable Debtor would cease to be a Major Entity upon giving effect to a transaction permitted under Section 9.8 and any mandatory prepayments required under Section 3.3 occurring substantially contemporaneously with or prior to such dismissal or conversion;

(l)                                     any Debtor or any Person with the support of any Debtor shall file any pleading, or any order is entered with respect to the Case, without the prior written consent of the Majority Lenders (i) to revoke, reverse, stay, modify, supplement, or amend the Financing Order, (ii) to permit any administrative expense or any claim (now existing or hereafter arising, of any kind or nature whatsoever) to have administrative priority equal or superior to the priority of the Agent and the Lenders in respect of the Obligations other than the Carve-Out, (iii) to grant or permit the grant of a Lien on any of the Collateral other than Permitted Liens (other than with respect to any pleading that (A) has been filed inadvertently, (B) has not resulted in the granting of or permission to grant such Lien and (C) has been withdrawn as soon as practicable but in no event later than the earlier to occur of (1) 15 days from the filing of such pleading or (2) 3 days prior to the hearing on the motion), (iv) to permit any Debtor to use proceeds of Collateral other than in accordance with the terms of the Loan Documents, (v) to invalidate or otherwise challenge any of the Agent’s Liens, or otherwise object to, or raise defenses to, the extent, amount (other than bona fide disputes as to the amount of Obligations owed), validity, perfection, priority or enforceability of any of the Obligations or the Agent’s Liens, (vi) to surcharge under Section 506(c) or 552 of the Bankruptcy Code any Collateral, or (vii) permit the use of cash collateral except as permitted by this Agreement and the Financing Order;

(m)                               an order shall be entered that is not stayed pending appeal granting relief from the Automatic Stay to any creditor of a Debtor with respect to any claim against any Property that, when taken together with all other orders entered on the docket of the Bankruptcy Court that are not stayed pending appeal granting relief from the Automatic Stay with respect to the Debtors’ Properties, could reasonably be expected to have a Material Adverse Effect; provided that it shall not be an Event of Default if relief from the Automatic Stay is granted (i) solely for the purpose of allowing such creditor to determine the liquidated amount of its claim against a Debtor, (ii) to permit the commencement of or prosecution of a proceeding to collect proceeds in respect of a Condemnation or Casualty, (iii) to make protective advances in respect of taxes, insurance premiums or costs to protect or repair any Collateral secured by a Prior Lien Debt or (iv) in connection with a transaction permitted by Section 9.8(v);

(n)                                 the violation by any Debtor of any of the provisions of the Financing Order if such violation is adverse to the Agent or the Lenders;

(o)                                 absent the prior written consent of the Majority Lenders, any change or alteration that is adverse in any material respect to the Lenders to (i) the consolidated cash management system of the Obligors, as such system existed on the Petition Date (other than changes in the ordinary course of business consistent with past practices), or (ii) any order entered by the Bankruptcy Court in the Debtors’ chapter 11 cases approving such cash management system; or

(p)                                 a Change in Control.

Section 11.2                                            Remedies.

(a)                                  If an Event of Default exists, the Agent may, in its discretion, and shall, at the direction of the Majority Lenders, at any time or times and in any order, without notice to or demand on any Obligor, restrict the amount of or refuse to permit any Lender to make the Term Loan.  If an Event of Default exists, the Agent shall, at the direction of the Majority Lenders, do one or more of the following, in addition to the action described in the preceding sentence, at any time or times and in any order, without notice to or demand on any Obligor except as required by Section 11.2(e):  (A) terminate the Commitments and the other obligations of the Agent and the Lenders under this Agreement; (B) declare any or all Obligations to be immediately due and payable; and (C) pursue its other rights and remedies under the Loan Documents, the Financing Order and/or applicable law.  Except as otherwise provided in the Financing Order, the Agent and the Lenders may exercise any of the foregoing remedies without demand and without further application to or order of the Bankruptcy Court.

(b)                                 Each Obligor recognizes that the Agent may be unable to effect a public sale of any or all of the Collateral that constitutes securities to be sold by reason of certain prohibitions contained in the laws of any jurisdiction outside the United States or in applicable federal or state securities laws but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such Collateral to be sold for their own account for investment and not with a view to the distribution or resale thereof.  Each Obligor acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall, to the extent permitted by law, be deemed to have been made in a commercially reasonable manner.  Unless required by a Legal Requirement, the Agent shall not be under any obligation to delay a sale of any of such Collateral to be sold for the period of time necessary to permit the issuer of such securities to register such securities under the laws of any jurisdiction outside the United States or under any applicable federal or state securities laws, even if such issuer would agree to do so.  Each Obligor further agrees to do or cause to be done, to the extent that such Obligor may do so under Legal Requirements, all such other acts and things as may be necessary to make such sales or resales of any portion or all of such Collateral or other property to be sold valid and binding and in compliance with any and all Legal Requirements at the Obligors’ expense.  Each Obligor further agrees that a breach of any of the covenants contained in this Section 11.2(b) will cause irreparable injury to the Agent and the Lenders for which there is no adequate remedy at law and, as a consequence, agrees that each covenant contained in this Section 11.2(b) shall be specifically enforceable against such Obligor, and each Obligor hereby waives and agrees, to the fullest extent permitted by law, not to assert as a defense against an action for specific performance of such covenants that (i) such Obligor’s failure to perform such covenants will not cause irreparable injury to the Agent and the Lenders or (ii) the Agent or the Lenders have an adequate remedy at law in respect of such breach.  Each Obligor further acknowledges the impossibility of ascertaining the amount of damages which would be suffered by the Agent and the Lenders by reason of a breach of any of the covenants contained in this Section 11.2(b) and, consequently, agrees that, if such Obligor shall breach any of such covenants and the Agent or the Lenders shall sue for damages for such breach, such Obligor shall pay to the Agent, for the benefit of the Agent and the Lenders, as liquidated damages and not as a penalty, an aggregate amount equal to the value of the Collateral or other property to be sold on the date the Agent shall demand compliance with this Section 11.2(b).

(c)                                  If an Event of Default has occurred and is continuing:  (i) the Agent shall have for the benefit of the Lenders, in addition to all other rights of the Agent and the Lenders, the rights and remedies of a secured party under the UCC; (ii) the Agent may, at any time, take possession of, foreclose on and/or request a receiver of the Collateral and keep it on any Obligor’s premises, at no cost to the Agent or any Lender, or remove any part of it to such other place or places as the Agent may desire, or the Obligors shall, upon the Agent’s demand, at the Obligors’ cost, assemble the Collateral and make it available to the Agent at a place reasonably convenient to the Agent; (iii) the Agent may sell and deliver any Collateral at public or private sales, for cash, upon credit, or otherwise, at such prices and upon such terms as the Agent deems advisable, in its sole discretion, and may, if the Agent deems it reasonable, postpone or adjourn any sale of the Collateral by an announcement at the time and place of sale or of such postponed or adjourned sale; (iv) the Agent may hold, lease, develop, manage, operate, control and otherwise use the First Lien Properties upon such terms and conditions as the Agent may deem reasonable under the circumstances (making such repairs, alterations, additions and improvements and taking other actions, from time to time, as the Agent deems reasonably necessary or desirable), exercise all such rights and powers of each Obligor with respect to the First Lien Properties, whether in the name of Obligor or otherwise, including without limitation the right to make, cancel, enforce or modify leases, obtain and evict tenants, and demand, sue for, collect and receive all rents, in each case, in accordance with the standards applicable to the Agent under the Loan Documents; (v) the Agent may employ consultants to inspect the First Lien Properties and to assure compliance by each Obligor of the terms and conditions of the Loan Documents and to take any other reasonable actions, as the Agent deems reasonably necessary or desirable, in connection with the First Lien Properties (including preparing for the disposition thereof), and all actual, reasonable, out-of-pocket fees and expenses incurred in connection therewith shall be borne by the Obligors and (vi) upon demand from the Agent, the applicable Obligor shall direct the grantor or licensor of, or the contracting party to, any property agreement with respect to any First Lien Property to recognize and accept the Agent, for the benefit of and on behalf of the Lenders, as the party to such agreement for any and all purposes as fully as it would recognize and accept such Obligor and the performance of such Obligor thereunder and, in such events, without further notice or demand and at such Obligor’s sole cost and expense, the Agent, for the benefit of and on behalf of the Lenders, may exercise all rights of such Obligor arising under such agreements.  Without in any way requiring notice to be given in the following manner, each Obligor agrees that any notice by the Agent of sale, disposition, or other intended action hereunder or in connection herewith, whether required by the UCC or otherwise, shall constitute reasonable notice to such Obligor if such notice is mailed by registered or certified mail, return receipt requested, postage prepaid, or is delivered personally against receipt, at least ten (10) Business Days prior to such action to the Obligors’ address specified in or pursuant to Section 15.7.  If any Collateral is sold on terms other than payment in full at the time of sale, no credit shall be given against the Obligations until the Agent or the Lenders receive payment, and if the buyer defaults in payment, the Agent may resell the Collateral.  In the event the Agent seeks to take possession of all or any portion of the Collateral by judicial process, each Obligor irrevocably waives:  (A) the posting of any bond, surety, or security with respect thereto which might otherwise be required; (B) any demand for possession prior to the commencement of any suit or action to recover the Collateral; and (C) any requirement that the Agent retain possession and not dispose of any Collateral until after trial or final judgment.  Each Obligor agrees that the Agent has no obligation to preserve rights to the Collateral or marshal any Collateral for the benefit of any Person.  The Agent is hereby granted a license or other right to use, without charge, each Obligor’s labels, patents, copyrights, name, trade secrets, trade names, trademarks, and advertising matter, or any similar property, in completing production of, advertising, or selling any Collateral, and each such Obligor’s rights under all licenses and all franchise agreements shall inure to the Agent’s benefit for such purpose.  The proceeds of sale shall be applied first to all expenses of sale, including reasonable attorneys’ fees, and then to the Obligations.  The Agent will return any excess to the applicable Obligor and the Obligors shall remain liable for any deficiency.

(d)                                 The Obligors acknowledge and agree that the Lenders would not provide the Term Loan if, among other things, they were not assured that if an Event of Default specifically occurs, the Agent, on behalf of the Lenders, may obtain all amounts in the Cash Collateral Accounts (other than amounts held in the Main Operating Account subject to the Liens in favor of the Adequate Protection Parties (as defined in the Financing Order)) and apply them immediately to the Obligations, and otherwise exercise the other rights and remedies available to the Agent.

(e)                                  Notwithstanding anything herein to the contrary, (i) neither the Agent nor any Lender shall take any action under this Section 11.2 (or similar provisions of any Loan Document) except after compliance with any applicable notice requirements applicable thereto set forth in accordance with the Financing Order, and (ii) following the occurrence and during the continuance of an Event of Default, all amounts received by the Agent on account of the Obligations, from the Obligors and/or all amounts with respect to the proceeds of any Collateral (including, after the Agent has given the General Partner notice of the exercise of control, all amounts in the Cash Collateral Accounts, other than amounts held in the Main Operating Account subject to the Liens in favor of the Adequate Protection Parties (as defined in the Financing Order)) shall be (subject to the proviso below) promptly disbursed by the Agent as follows, unless otherwise agreed by the Agent and the Majority Lenders:  (A) first, to the payment of expenses incurred by the Agent in the performance of its duties and the enforcement of the rights and remedies of the Agent and the Lenders under the Loan Documents, including, without limitation, all costs and expenses of collection, reasonable attorneys’ fees, court costs and other amounts required to be paid or reimbursed by the Obligors to the Agent or the Lenders as provided by this Agreement or any of the other Loan Documents; (B) second, to the Lenders, pro rata in accordance with their respective Pro Rata Shares, until interest accrued on the Term Loan has been paid in full; (C) third, to the Lenders, pro rata in accordance with their respective Pro Rata Shares, until principal of the Term Loan then due and payable (if any) has been paid in full; (D) fourth, to the Agent, any remaining amount owed to the Agent pursuant to the terms of this Agreement or any other Loan Document; (E) fifth, to each Lender, any remaining amount owed to such Lender pursuant to the terms of this Agreement or any other Loan Document hereof multiplied by a fraction, the numerator of which is all remaining amounts owed to such Lender hereunder and thereunder and the denominator of which is the aggregate of all remaining amounts due all Lenders hereunder and thereunder, until all such remaining amounts have been paid in full and (F) lastly, to the extent the non-contingent Obligations have been paid in full, to the Borrowers; provided that during the existence of an Event of Default (1)  notwithstanding the existence of such Event of Default or an acceleration of the Obligations, funds in the Main Operating Account that are not subject to the first priority Agent’s Lien shall not be transferred out of the Main Operating Account other than for ordinary course expenditures to protect and preserve the Collateral (including all documented payroll expenses (including benefits), operating expenses of the Properties, taxes, insurance premiums, ground rents with respect to the Properties, and cash management, in each case, in the ordinary course of business, and the adequate protection payments), (2) funds in any Cash Collateral Account that are subject to the first priority Agent’s Lien (x) may, until otherwise directed by Agent, be transferred out of the Cash Collateral Accounts only for ordinary course expenditures to protect and preserve the Adequate Protection Properties (as defined in the Financing Order) (including all documented payroll expenses (including benefits), operating expenses of such Properties, taxes, insurance premiums, ground rents with respect to such Properties, and cash management, in each case, in the ordinary course of business) and (y) at the Agent’s sole discretion and with the consent of the Majority Lenders, any funds in the Cash Collateral Accounts that are subject to the first priority Agent’s Lien may instead be applied at the direction of the Agent and (3) all proceeds received by the Agent and the Lenders in respect of sales of Collateral subject to a Pre-Petition Lien shall first be paid to the holder of such Pre-Petition Lien to the extent of its priority interest in such proceeds.  The order of priority set forth in this Section 11.2(e) and the related provisions of this Agreement are set forth solely to determine the rights and priorities of the Agent and the Lenders as among themselves.  The order of priority set forth in this Section 11.2(e) may at any time and from time to time be changed by the Agent and the Lenders without necessity of notice to or consent of or approval by any Obligor or any other Person.

(f)                                    An Event of Default shall occur as set forth in this Agreement even if an act or circumstance which gives rise, directly or indirectly, to such Event of Default has been authorized by the Bankruptcy Court or another court or tribunal with jurisdiction over the Case.  Neither the Agent nor any Lender shall have any obligation whatsoever to object to any relief requested by any Debtor from the Bankruptcy Court or another court or tribunal with jurisdiction over the Case if and because such relief would or may constitute, or would or may lead to, an Event of Default, or the Agent’s or any Lender’s failure to object to such relief shall not limit the Events of Default under this Agreement, constitute a waiver or release of rights and remedies under this Agreement, estop or preclude the Agent or any Lender from fully enforcing the same, or have any res judicata effect on whether an Event of Default has occurred under this Agreement.  Each Debtor shall be fully responsible for determining whether any relief it seeks from the Bankruptcy Court or another court or tribunal with jurisdiction over the Case would or may constitute, or would or may lead to, an Event of Default under this Agreement, and authorization for such relief shall not limit in any manner whatsoever such Debtor’s obligation to fully comply with all of the terms and conditions of this Agreement.

(g)                                 Without limiting the remedies of the Agent and the Lenders hereunder, each Obligor further agrees that a breach of any of the covenants and agreements of the Obligors contained in paragraphs (4) of Schedule 3.1-A will cause irreparable injury to the Agent and the Lenders for which there is no adequate remedy at law and, as a consequence, agrees that each such covenant and agreement contained in paragraphs (4) of Schedule 3.1-A shall be specifically enforceable against such Obligor, and the Agent and the Lenders shall be entitled to obtain injunctive relief with respect thereto without any bond or other security being required, and each Obligor hereby waives and agrees, to the fullest extent permitted by law, not to assert as a defense against an action for specific performance of such covenants that (i) such Obligor’s failure to perform such covenants will not cause irreparable injury to the Agent and the Lenders or (ii) the Agent or the Lenders have an adequate remedy at law in respect of such breach.

ARTICLE 12

GUARANTY

Section 12.1                                            Guaranty; Limitation of Liability.

(a)                                  Each Guarantor, jointly and severally, hereby absolutely, unconditionally and irrevocably guarantees the punctual payment when due, whether at scheduled maturity or on any date of a required prepayment or by acceleration, demand or otherwise, of all Obligations of each other Obligor now or hereafter existing under or in respect of the Loan Documents, whether direct or indirect, absolute or contingent, and whether for principal, interest, premiums, fees, indemnities, contract causes of action, costs, expenses or otherwise (such Obligations being the “Guaranteed Obligations”), and agrees to pay any and all reasonable out-of-pocket expenses (including, without limitation, reasonable out-of-pocket fees and expenses of counsel but excluding allocated costs of in-house counsel) incurred by the Agent or any Lender in enforcing any rights under this Guaranty or any other Loan Document.  Without limiting the generality of the foregoing, each Guarantor’s liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by any other Obligor to the Agent or any Lender under or in respect of the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such other Obligor.

(b)                                 Each Guarantor hereby unconditionally and irrevocably agrees that in the event any payment shall be required to be made to the Agent or any Lender under this Guaranty, such Guarantor will contribute, to the maximum extent permitted by law, such amounts to each other Guarantor so as to maximize the aggregate amount paid to the Agent and the Lenders under or in respect of the Loan Documents.

Section 12.2                                            Guaranty Absolute.  Each Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Agent or any Lender with respect thereto.  The Obligations of each Guarantor under or in respect of this Guaranty are independent of the Guaranteed Obligations or any other Obligations of any other Obligor under or in respect of the Loan Documents, and a separate action or actions may be brought and prosecuted against each Guarantor to enforce this Guaranty, irrespective of whether any action is brought against any Borrower or any other

Obligor or whether any Borrower or any other Obligor is joined in any such action or actions.  The liability of each Guarantor under this Guaranty shall be irrevocable, absolute and unconditional irrespective of, and each Guarantor hereby irrevocably waives any defenses it may now have or hereafter acquire in any way relating to, any or all of the following:

(a)                                  any lack of validity or enforceability of any Loan Document or any agreement or instrument relating thereto;

(b)                                 any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations or any other Obligations of any other Obligor under or in respect of the Loan Documents, or any other amendment or waiver of or any consent to departure from any Loan Document, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to any Obligor or otherwise;

(c)                                  any taking, exchange, release or non-perfection of any Collateral, or any taking, release or amendment or waiver of, or consent to departure from, any other guaranty, for all or any of the Guaranteed Obligations;

(d)                                 any manner of application of Collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any Collateral for all or any of the Guaranteed Obligations or any other Obligations of any Obligor under the Loan Documents or any other assets of any Obligor;

(e)                                  any change, restructuring or termination of the corporate structure or existence of any Obligor;

(f)                                    any failure of the Agent or any Lender to disclose to any Obligor any information relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any other Obligor now or hereafter known to such Agent or such Lender, as the case may be (each Guarantor waiving any duty on the part of the Agent and the Lenders to disclose such information);

(g)                                 the failure of any other Person to execute or deliver this Guaranty or the release or reduction of liability of any Guarantor or surety with respect to the Guaranteed Obligations; or

(h)                                 any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by the Agent or any Lender that might otherwise constitute a defense available to, or a discharge of, any Obligor or any other guarantor or surety, in its capacity as a guarantor or surety.

This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by the Agent or any Lender or any other Person upon the insolvency, bankruptcy or reorganization of any Borrower or any other Obligor or otherwise, all as though such payment had not been made.

Section 12.3                                            Waivers and Acknowledgments.

(a)                                  Each Guarantor hereby unconditionally and irrevocably waives any right to revoke this Guaranty and acknowledges that this Guaranty is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.

(b)                                 Each Guarantor hereby unconditionally and irrevocably waives (i) any defense arising by reason of any claim or defense based upon an election of remedies by the Agent or any Lender that in any manner impairs, reduces, releases or otherwise adversely affects the subrogation, reimbursement, exoneration, contribution or indemnification rights of such Guarantor or other rights of such Guarantor to proceed against any of the other Obligors, any other guarantor or any other Person or any Collateral and (ii) subject to the terms and provisions of the Investment Agreement and Schedule 3.1-A, any defense based on any right of set-off or counterclaim against or in respect of the Obligations of such Guarantor hereunder.

(c)                                  Each Guarantor acknowledges that the Agent may, to the extent permitted by applicable law, without notice to or demand upon such Guarantor and without affecting the liability of such Guarantor under this Guaranty, foreclose under any Loan Document by nonjudicial sale, and each Guarantor hereby waives any defense to the recovery by the Agent and the Lenders against such Guarantor of any deficiency after such nonjudicial sale and any defense or benefits that may be afforded by applicable law.

(d)                                 Each Guarantor hereby unconditionally and irrevocably waives any duty on the part of the Agent or any Lender to disclose to such Guarantor any matter, fact or thing relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any other Obligor or any of its Subsidiaries now or hereafter known by the Agent or such Lender, as the case may be.

(e)                                  Each Guarantor acknowledges that it will receive substantial direct and indirect benefits from the financing arrangements contemplated by the Loan Documents and that the waivers set forth in Section 12.2 and this Section 12.3 are knowingly made in contemplation of such benefits.

Section 12.4                                            Subrogation.  Each Guarantor hereby unconditionally and irrevocably agrees not to exercise any rights that it may now have or hereafter acquire against any Borrower or any other Obligor that arise from the existence, payment, performance or enforcement of such Guarantor’s Obligations under or in respect of this Guaranty or any other Loan Document, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Agent or any Lender against any Borrower or any other Obligor, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from any Borrower or any other Obligor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall have been paid in full in cash and the Commitments shall have expired or been terminated.  If any amount shall be paid to any Guarantor in violation of the immediately preceding sentence at any time prior to the latest of (a) the payment in full in cash of the

Guaranteed Obligations and all other amounts payable under this Guaranty and (b) the Maturity Date, such amount shall be received and held in trust for the benefit of the Agent and the Lenders, shall be segregated from other property and funds of such Guarantor and shall forthwith be paid or delivered to the Agent in the same form as so received (with any necessary endorsement or assignment) to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Guaranty, whether matured or unmatured, in accordance with the terms of the Loan Documents, or to be held as Collateral for any Guaranteed Obligations or other amounts payable under this Guaranty thereafter arising.  If (i) any Guarantor shall make payment to the Agent of all or any part of the Guaranteed Obligations, (ii) all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall have been paid in full in cash and (iii) the Maturity Date shall have occurred, the Agent and the Lenders will, at such Guarantor’s request and expense, execute and deliver to such Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Guaranteed Obligations resulting from such payment made by such Guarantor pursuant to this Guaranty.

Section 12.5                                            Guaranty Supplements.  Upon the execution and delivery by any Subsidiary of a guaranty supplement in substantially the form of Exhibit H hereto (each, a “Guaranty Supplement”), (a) such Subsidiary shall be referred to as an “Additional Guarantor,” and shall become and be a Guarantor hereunder, and each reference in this Guaranty or any other provision of this Agreement to a “Guarantor” shall also mean and be a reference to such Additional Guarantor, and each reference in any other Loan Document to a “Guarantor” shall also mean and be a reference to such Additional Guarantor, and (b) each reference herein to “this Guaranty,” “this Agreement,” “hereunder,” “hereof” or words of like import referring to this Guaranty and/or this Agreement, as the case may be, and each reference in any other Loan Document to the “Guaranty,” “thereunder,” “thereof” or words of like import referring to this Guaranty, shall mean and be a reference to this Guaranty and this Agreement as supplemented by such Guaranty Supplement; provided that in no event shall a Foreign Subsidiary be obligated to become a Guarantor.

Section 12.6                                            Continuing Guaranty; Assignments.  This Guaranty is a continuing guaranty and shall (a) remain in full force and effect until the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Guaranty, the termination or expiration of all Commitments, or the termination of such Guaranty pursuant to Section 14.11, (b) be binding upon each Guarantor, its successors and assigns and (c) inure to the benefit of and be enforceable by the Agent and the Lenders and their respective successors, transferees and assigns.  Without limiting the generality of clause (c) of the immediately preceding sentence, any Lender may assign or otherwise transfer all or any portion of its rights and obligations under this Agreement (including, without limitation, all or any portion of its Commitments, any Term Loan held by it and its rights and remedies with respect to Collateral and the Obligations) to any Eligible Assignee, and such Eligible Assignee shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, in each case as and to the extent provided in Section 13.3.  No Guarantor shall have the right to assign its rights hereunder or any interest herein or delegate any of its duties, liabilities or obligations hereunder or under any other Loan Document without the prior written consent of the Majority Lenders.

Section 12.7                                            Limitation on Guaranty.Notwithstanding any provision of this Guaranty to the contrary, it is intended that this Guaranty, and any Liens granted hereunder by each Guarantor to secure the obligations and liabilities arising pursuant to this Guaranty, not constitute a “Fraudulent Conveyance” (as defined below).  Consequently, each Guarantor agrees that if this Guaranty, or any Liens securing the obligations and liabilities arising pursuant to this Guaranty, would, but for the application of this sentence, constitute a Fraudulent Conveyance, this Guaranty and each such Lien shall be valid and enforceable only to the maximum extent that would not cause this Guaranty or such Lien to constitute a Fraudulent Conveyance, and this Guaranty shall automatically be deemed to have been amended accordingly at all relevant times.  For purposes hereof, “Fraudulent Conveyance” means a fraudulent conveyance or fraudulent transfer applicable under Section 548 of the Bankruptcy Code or any fraudulent conveyance or fraudulent transfer under the provisions of any applicable fraudulent conveyance or fraudulent transfer law or similar law of any state, nation or other governmental unit, as in effect from time to time.

ARTICLE 13

AMENDMENTS; WAIVERS; PARTICIPATIONS; ASSIGNMENTS; SUCCESSORS

Section 13.1                                            No Waivers; Cumulative Remedies.  No failure by the Agent or any Lender to exercise any right, remedy, or option under this Agreement, or in any other agreement between or among any Obligor and the Agent and/or any Lender, or delay by the Agent or any Lender in exercising the same, will operate as a waiver thereof.  No waiver by the Agent or the Lenders on any occasion shall affect or diminish the Agent’s and each Lender’s rights thereafter to require strict performance by any Obligor of any provision of this Agreement.  The Agent’s and each Lender’s rights will be cumulative and not exclusive of any other right or remedy.

Section 13.2                                            Amendments and Waivers.  No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent with respect to any departure by any Obligor therefrom, shall be effective unless the same shall be in writing and signed by the Majority Lenders (or by the Agent at the written consent of the Majority Lenders) and the Obligors and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that no such waiver, amendment, or consent shall, unless in writing and signed by all the affected Lenders, do any of the following:

(a)                                  increase or extend the Commitment of any Lender;

(b)                                 postpone or delay any date fixed by this Agreement or any other Loan Document for any payment of principal, interest or fees;

(c)                                  reduce the principal of, or the rate of interest specified herein on, the Term Loan or reduce any fees payable hereunder or under any other Loan Document;

(d)                                 amend this Section;

(e)                                  release all or substantially all of the Collateral or all or substantially all of the value of the Guarantees under Article 12;

(f)                                    change the definition of Majority Lenders; or

(g)                                 modify Schedule 3.1-A or Schedule 3.1-B.

provided that (i) no amendment, waiver, or consent shall, unless in writing and signed by the Agent, affect the rights or remedies or duties of the Agent under this Agreement or any other Loan Document and (ii) notwithstanding anything to the contrary set forth in this Section 13.2, the Financing Order may be amended in accordance with the definition thereof.

Section 13.3                                            Assignments; Participations.

(a)                                  Any Lender may, with the written consent of the Agent (which consent shall not be unreasonably withheld) assign and delegate to one or more Eligible Assignees (each an “Assignee”) all, or any part of all, of the Term Loan, the Commitments, and the other rights and obligations of such Lender hereunder; provided that the Obligors and the Agent may continue to deal solely and directly with such Lender in connection with the interest so assigned to an Assignee until (x) written notice of such assignment, together with payment instructions, addresses, and related information with respect to the Assignee, shall have been given to the General Partner and the Agent by such Lender and the Assignee; and (y) such Lender and its Assignee shall have delivered to the Agent an Assignment and Acceptance in a form reasonably acceptable to the Agent (“Assignment and Acceptance”) together with any Term Note or Term Notes subject to such assignment and a recordation fee (payable by such Lender or such Assignee) of $3,500.

(b)                                 From and after the date that the Agent notifies the assignor Lender that it has received an executed Assignment and Acceptance, (i) the Assignee thereunder shall be a party hereto and, to the extent that rights and obligations have been assigned to it pursuant to such Assignment and Acceptance, shall have the rights and obligations of a Lender under the Loan Documents (including the obligations pursuant to Schedule 3.1-A and Schedule 3.1-B), and (ii) the assignor Lender shall, to the extent that rights and obligations hereunder and under the other Loan Documents have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto).

(c)                                  By executing and delivering an Assignment and Acceptance, the assigning Lender thereunder and the Assignee thereunder confirm to and agree with each other and the other parties hereto as follows:  (i) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties, or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency, or value of this Agreement or any other Loan Document furnished pursuant hereto or the attachment, perfection, or priority of any Lien granted by any Obligor to the Agent or any Lender in the Collateral; (ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Obligor or the performance or observance by any Obligor of any of its obligations under this Agreement or any other Loan Document furnished pursuant hereto; (iii) such Assignee confirms that it has received a copy of this Agreement, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such Assignee will, independently and without reliance upon the Agent, such assigning Lender or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such Assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Agent by the terms hereof, together with such powers, including the discretionary rights and incidental power, as are reasonably incidental thereto; and (vi) such Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

(d)                                 The Agent, acting solely for this purpose as an agent of the Borrowers, shall maintain at its address referred to in Section 15.7 a copy of each Assignment and Acceptance delivered to it and a register (the “Register”) for the recordation of the names and addresses of the Lenders and the Commitment of, and principal amount of the Term Loan and any stated interest owing to, each Lender from time to time.  The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrowers, the Agent and the Lenders shall treat each Person whose name is recorded in the Register as the owner of the Term Loan and any Term Notes evidencing such Term Loan recorded therein for all purposes of this Agreement.  Any assignment of any Term Loan, whether or not evidenced by a Term Note, shall be effective only upon appropriate entries with respect thereto being made in the Register.  Any assignment of all or part of a Term Loan evidenced by a Term Note shall be registered on the Register only upon surrender for registration of assignment of the Term Note evidencing such Term Loan, accompanied by a duly executed Assignment and Acceptance; thereupon one or more new Term Notes in the same aggregate principal amount shall be issued to the assigning Lender and/or the designated Eligible Assignee (as applicable), and the old Term Notes shall be returned by the Agent to the Borrowers marked “canceled.”  The Register shall be available for inspection by the Borrowers or any Lender (with respect to any entry relating to such Lender’s Term Loan) at any reasonable time and from time to time upon reasonable prior notice.  The Register shall be treated, solely for purposes of Treasury Regulation Section 5f.103-1(c) (which relates to whether an obligation is in registered form for purposes of claiming exemption from U.S. federal withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of “portfolio interest” received by a Non-U.S. Lender), as being maintained by the Agent as agent for the Borrowers; provided that the Agent shall have no duty or obligation whatsoever to or for the benefit of the Borrowers in connection with such matter.

(e)                                  Immediately upon satisfaction of the requirements of Section 13.3(a) and Section 13.3(d), this Agreement shall be deemed to be amended to the extent, but only to the extent, necessary to reflect the addition of the Assignee and the resulting adjustment of the Commitments arising therefrom.  The Commitment allocated to each Assignee shall reduce such Commitments of the assigning Lender pro tanto.

(f)                                    Any Lender may sell to one or more commercial banks, financial institutions, or other Persons (a “Participant”) participating interests in any Term Loan, the Commitment of that Lender, and the other interests of that Lender (the “originating Lender”) hereunder and under the other Loan Documents; provided that (i)  the originating Lender’s obligations under this Agreement shall remain unchanged (including the obligations pursuant to Schedule 3.1-A and Schedule 3.1-B), (ii) the originating Lender shall remain solely responsible for the performance of such obligations, (iii) the Obligors and the Agent shall continue to deal solely and directly with the originating Lender in connection with the originating Lender’s rights and obligations under this Agreement and the other Loan Documents,  (iv) no Lender shall transfer or grant any participating interest under which the Participant has rights to approve any amendment to, or any consent or waiver with respect to, this Agreement or any other Loan Document and (v) all amounts payable by the Obligors hereunder shall be determined as if such Lender had not sold such participation; except that, if amounts outstanding under this Agreement shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of set-off in respect of its participating interest in amounts owing under this Agreement to the same extent and subject to the same limitation as if the amount of its participating interest were owing directly to it as a Lender under this Agreement.

(g)                                 In the event that any Lender sells participations in a Term Loan, such Lender shall, acting solely for this purpose as an agent of the Borrowers, maintain, or cause to be maintained, a register, on which it enters the name of all Participants in the Term Loan held by it and the principal amount (and stated interest thereon) of the portion of the Term Loan that is the subject of the participation (the “Participant Register”).  A Term Loan (and the note, if any, evidencing the same) may be participated in whole or in part only by registration of such participation on the Participant Register.  Any participation of such Term Loan (and the note, if any, evidencing the same) may be effected only by the registration of such participation on the Participant Register.  The Participant Register shall be available for inspection by the Borrowers and any Lender at any reasonable time and from time to time upon reasonable prior notice.  The Participant Register shall be treated, solely for purposes of Treasury Regulation Section 5f.103-1(c) (which relates to whether an obligation is in registered form for purposes of claiming exemption from U.S. federal withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of “portfolio interest” received by a Non-U.S. Lender), as being maintained by the applicable Lender as agent for the Borrowers; provided that such Lender shall have no duty or obligation whatsoever to or for the benefit of the Borrowers in connection with such matter.

(h)                                 Notwithstanding any other provision in this Agreement, any Lender may at any time create a security interest in, or pledge, all or any portion of its rights under and interest in this Agreement in favor of any Federal Reserve Bank, in accordance with Regulation A of the Federal Reserve Board or U.S. Treasury Regulation 31 CFR §203.14, or any Federal Home Loan Bank, and such Federal Reserve Bank and/or Federal Home Loan Bank may enforce such pledge or security interest in any manner permitted under applicable law.

ARTICLE 14

THE AGENT

Section 14.1                                                        Appointment and Authorization.  Each Lender hereby designates and appoints the Agent as its agent and collateral agent under this Agreement and the other Loan Documents and each Lender hereby irrevocably authorizes the Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto.  The Agent agrees to act as such on the express conditions contained in this Article 14.  The provisions of this Article 14 are solely for the benefit of the Agent and the Lenders and no Obligor shall have rights as a third party beneficiary of any of the provisions contained herein other than with respect to Section 14.9, Section 14.10 and Section 14.11.  Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Agent have or be deemed to have any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations, or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Agent.  Without limiting the generality of the foregoing sentence, the use of the term “agent” in this Agreement with reference to the Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law.  Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.  Except as expressly otherwise provided in this Agreement, the Agent shall have and may use its sole discretion with respect to exercising or refraining from exercising any discretionary rights or taking or refraining from taking any actions which the Agent is expressly entitled to take or assert under this Agreement and the other Loan Documents, including the exercise of rights and remedies pursuant to Section 11.2, and any action so taken or not taken shall be deemed consented to by the Lenders

Section 14.2                                                        Delegation of Duties.  The Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, sub-agents, employees, or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties.  The Agent shall not be responsible for the negligence or misconduct of any agent, sub-agent, employee, or attorney-in-fact that it selects as long as such selection was made without gross negligence or willful misconduct.

Section 14.3                                                        Liability of the Agent.  None of the Agent-Related Persons shall (a) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction), or (b) be responsible in any manner to any of the Lenders for any recital, statement, representation, or warranty made by any Obligor or any Affiliate of any Obligor, or any officer thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement, or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability, or sufficiency of this Agreement or any other Loan

Document, or for any failure of any Obligor to perform its obligations hereunder or thereunder.  No Agent-Related Person shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books, or records of any Obligor or any Affiliate of any Obligor.

Without limiting the generality of the foregoing, no Agent-Related Person: (i)  shall have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Agent is required to exercise as directed in writing by the Majority Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents); provided that such Agent-Related Person shall not be required to take any action that, in its judgment or the judgment of its counsel, may expose such Person to liability or that is contrary to any Loan Document or applicable Requirements of Law; and (ii)  shall, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to Borrowers or any of their Affiliates that is communicated to or obtained by the person serving as Agent or any of its Affiliates in any capacity.

Section 14.4                                            Reliance by the Agent.

(a)                                  The Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex, or telephone message, statement, or other document or conversation believed by it to be genuine and correct and to have been signed, sent, or made by the proper Person or Persons, and upon advice and statements of legal counsel (including, without limitation, counsel to the Obligors), independent accountants, and other experts selected by the Agent.  The Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Majority Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action.  The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Majority Lenders (or all Lenders if so required by the terms of this Agreement) and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Lenders.

(b)                                 For purposes of determining compliance with the conditions specified in Section 10.1, each Lender that has executed this Agreement shall be deemed to have consented to, approved, or accepted or to be satisfied with, each document or other matter either sent by the Agent to such Lender for consent, approval, acceptance, or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to such Lender.

Section 14.5                                            Notice of Default.  The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, unless the Agent shall have received written notice from a Lender or an Obligor referring to this Agreement, describing such Default or Event of Default and stating that such notice is a “notice of default.”  The Agent will notify the Lenders of its receipt of any such notice.  The Agent shall take such action with respect to such Default or Event of Default as may be requested by the Majority Lenders in accordance with Article 11; provided that unless and until the Agent has received any such request, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable.

Section 14.6                                            Credit Decision.  Each Lender acknowledges that none of the Agent-Related Persons has made any representation or warranty to it, and that no act by the Agent hereinafter taken, including any review of the affairs of the Obligors and their Affiliates, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender.  Each Lender represents to the Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition, and creditworthiness of the Obligors and their Affiliates, and all applicable bank regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Obligors.  Each Lender also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals, and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition, and creditworthiness of the Obligors.  Except for notices, reports, and other documents expressly herein required to be furnished to the Lenders by the Agent, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition, or creditworthiness of the Obligors which may come into the possession of any of the Agent-Related Persons.

Section 14.7                                            Indemnification.  WHETHER OR NOT THE TRANSACTIONS CONTEMPLATED HEREBY ARE CONSUMMATED, THE LENDERS SHALL INDEMNIFY UPON DEMAND THE AGENT-RELATED PERSONS (TO THE EXTENT NOT REIMBURSED BY OR ON BEHALF OF THE OBLIGORS AND WITHOUT LIMITING THE OBLIGATION OF THE OBLIGORS TO DO SO), PRO RATA, FROM AND AGAINST ANY AND ALL INDEMNIFIED LIABILITIES AS SUCH TERM IS DEFINED IN SECTION 15.10; PROVIDED THAT NO LENDER SHALL BE LIABLE FOR THE PAYMENT TO THE AGENT-RELATED PERSONS OF ANY PORTION OF SUCH INDEMNIFIED LIABILITIES RESULTING SOLELY FROM SUCH PERSON’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AS DETERMINED BY A FINAL JUDGMENT OF A COURT OF COMPETENT JURISDICTION.  WITHOUT LIMITATION OF THE FOREGOING, EACH LENDER SHALL REIMBURSE THE AGENT UPON DEMAND FOR ITS RATABLE SHARE OF ANY COSTS OR OUT-OF-POCKET EXPENSES (INCLUDING COSTS AND EXPENSES SET FORTH IN SECTION 15.6) INCURRED BY THE AGENT IN CONNECTION WITH THE PREPARATION, EXECUTION, DELIVERY, ADMINISTRATION, MODIFICATION, AMENDMENT, OR ENFORCEMENT (WHETHER THROUGH NEGOTIATIONS, LEGAL PROCEEDINGS, OR OTHERWISE) OF, OR LEGAL ADVICE IN RESPECT OF RIGHTS OR RESPONSIBILITIES UNDER, THIS AGREEMENT, ANY OTHER LOAN DOCUMENT, OR ANY DOCUMENT CONTEMPLATED BY OR

REFERRED TO HEREIN, TO THE EXTENT THAT THE AGENT IS NOT REIMBURSED FOR SUCH EXPENSES BY OR ON BEHALF OF THE OBLIGORS.  THE UNDERTAKING IN THIS SECTION SHALL SURVIVE THE PAYMENT OF ALL OBLIGATIONS HEREUNDER AND THE RESIGNATION OR REPLACEMENT OF THE AGENT.

Section 14.8                                            The Agent in Individual Capacity.  The Agent and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting, or other business with the Obligors and their Affiliates as though it were not the Agent hereunder and without notice to or consent of the Lenders.  The Lenders acknowledge that, pursuant to such activities, the Agent or its Affiliates may receive information regarding the Obligors or their Affiliates (including information that may be subject to confidentiality obligations in favor of the Obligors or such Affiliates) and acknowledge that the Agent shall be under no obligation to provide such information to them.  With respect to its Term Loan, the Agent as a Lender shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not the Agent, and the terms “Lender” and “Lenders” include the Agent in its individual capacity as a Lender hereunder.

Section 14.9                                            Successor Agent.  The Agent may resign as the Agent upon 30 days notice to the Lenders and the Borrowers, such resignation to be effective, subject to the next succeeding paragraph of this Section 14.9, upon the acceptance of a successor agent to its appointment as Agent.  If the Agent resigns under this Agreement, the Majority Lenders shall, with the consent of the General Partner if the Term Loan has not been accelerated (which consent may be withheld in it’s sole and absolute discretion), appoint from among the Lenders a successor agent for the Lenders.  Upon the acceptance of its appointment as successor agent hereunder, such successor agent shall succeed to all the rights, powers, and duties of the retiring Agent and the term “Agent” shall mean such successor agent and the retiring Agent’s appointment, powers, and duties as the Agent shall be terminated.  After any retiring Agent’s resignation hereunder as Agent, the provisions of this Section 14.9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Agent under this Agreement.

If no such successor Agent shall have been so appointed by the Majority Lenders and shall have accepted such appointment within 30 days after the retiring Agent gives notice of its resignation, then the retiring Agent may on behalf of the Lenders, appoint a successor Agent meeting the qualifications set forth above provided that if the Agent shall notify Borrower and the Lenders that no qualifying Person has accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice and (1) the retiring Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any Collateral held by the Agent on behalf of the Lenders under any of the Loan Documents, the retiring Agent shall continue to hold such Collateral as nominee until such time as a successor Agent is appointed) and (2) all payments, communications and determinations provided to be made by, to or through an Agent shall instead be made by or to each Lender directly, until such time as the Majority Lenders appoint a successor Agent as provided for above in this Section 14.9.

After the retiring Agent’s resignation hereunder and under the other Loan Documents, the provisions of this Article 14 and Section 15.10 shall continue in effect for the benefit of such retiring Agent and its sub-agents in respect of any actions taken or omitted to be taken by any of them while the retiring Agent was acting as Agent.

Section 14.10                                      Withholding Tax.

(a)                                  Each of the Lenders and the Agent shall provide in favor of the Obligors and the Agent the following forms:

(i)                                     Each Non-U.S. Lender shall deliver to the Borrowers and the Agent either (i) two copies of either U.S. Internal Revenue Service Form W-8BEN (claiming exemption from, or a reduction of, U.S. withholding tax under an income tax treaty), Form W-8ECI (claiming exemption from U.S. withholding tax because the income is effectively connected with a U.S. trade or business) or Form W-8IMY including any required statements and Forms W-8BEN and W-8ECI, or any subsequent versions thereof or successors thereto, as applicable, or (ii) in the case of a Non-U.S. Lender entitled to an exemption from U.S. federal withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of “portfolio interest,” two copies of Form W-8BEN (certifying that such Non-U.S. Lender is a beneficial owner of the Term Loan), Form W-8IMY including any required statements and Forms W-8BEN and W-8ECI or any subsequent versions thereof or successors thereto, and a certificate satisfactory to the Agent and the General Partner that such Non-U.S. Lender Party is not (1) a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (2) a “10 percent shareholder” of the General Partner within the meaning of Section 881(c)(3)(B) of the Code or (3) a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code.  Each Form W-8BEN, Form W-8IMY or Form W-8ECI delivered under this Section 14.10(a) shall be properly completed and duly executed by such Non-U.S. Lender claiming complete exemption from, or a reduced rate of, U.S. federal withholding tax on all payments by the Borrowers under this Agreement and the other Loan Documents.  Such forms shall be delivered by each Non-U.S. Lender prior to the date of the first payment by the Borrower hereunder made to such Non-U.S. Lender and on or before the date, if any, that such Non-U.S. Lender designates a New Lending Office.  In addition, each Non-U.S. Lender shall deliver such forms promptly upon the obsolescence or invalidity of any form previously delivered by such Non-U.S. Lender or as reasonably requested from time to time by the General Partner or the Agent.  Each Non-U.S. Lender shall promptly notify the General Partner and the Agent at any time it determines that it is no longer in a position to provide any previously delivered form, statement, or certificate to the Borrowers or the Agent (or any other form, statement, or form of certification adopted by the IRS for such purpose).  Notwithstanding any other provision of this paragraph, a Non-U.S. Lender shall not be required to deliver any form pursuant to this paragraph that such Non-U.S. Lender is not legally able to deliver.

(ii)                                  Each U.S. Lender shall deliver to the Borrowers and the Agent two copies of U.S. Internal Revenue Service Form W-9, or any subsequent versions thereof or successors thereto, properly completed and duly executed by such U.S. Lender certifying that such U.S. Lender is entitled to an exemption from United States backup withholding tax on all payments by the Borrowers under this Agreement and the other Loan Documents.  Such forms shall be delivered by each U.S. Lender on or before the date it becomes a party to this Agreement.  In addition, each U.S. Lender shall deliver such forms promptly upon the obsolescence or invalidity of any form previously delivered by such U.S. Lender or as reasonably requested from time to time by the General Partner or the Agent.  Each U.S. Lender shall promptly notify the General Partner and the Agent at any time it determines that it is no longer in a position to provide any previously delivered form, statement, or certificate to the General Partner or the Agent (or any other form, statement, or form of certification adopted by the U.S. taxing authorities for such purpose).  Solely for purposes of this Section 14.10(a)(ii), a U.S. Lender shall not include a Lender (or Assignee) that is treated as an exempt recipient based on the indicators described in Treasury Regulation Section 1.6049-4(c)(1)(ii).

(iii)                               A Lender that is entitled to an exemption from or reduction of non-U.S. withholding tax under the law of the jurisdiction in which the Borrowers is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to the Borrowers (with a copy to the Agent), at the time or times prescribed by applicable law or reasonably requested by the Borrowers, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate, provided that such Lender is legally entitled to complete, execute and deliver such documentation and in such Lender’s reasonable judgment such completion, execution or submission would not materially prejudice the legal position of such Lender.

(b)                                 If the IRS or any other Governmental Authority of the United States or other jurisdiction asserts a claim that the Agent or the Borrowers did not properly withhold tax from amounts paid to or for the account of any Lender (because the appropriate form was not delivered, was not properly executed, or because such Lender failed to notify the Agent or the Borrowers of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason) such Lender shall indemnify the Agent and the Borrowers fully for all amounts paid, directly or indirectly, by the Agent or the Borrowers as Taxes or otherwise, including penalties and interest, and including any Taxes imposed by any jurisdiction on the amounts payable to the Agent under this Section 14.10(b), together with all costs and expenses (including attorney and accountant costs related thereto).  The obligation of the Lenders under this Section 14.10(b) shall survive the payment of the Obligations and the resignation or replacement of the Agent and termination of this Agreement.

Section 14.11                                      Collateral Matters; Guaranty Releases.

(a)                                  The Lenders hereby irrevocably authorize the Agent, without the further consent of the Lenders, to release any Agent’s Lien upon any Collateral (i) upon the termination of the Commitments and payment and satisfaction in full of all Term Loan and all other Obligations (other than indemnities to which a claim has not been made and obligations pursuant to Schedule 3.1-A and Schedule 3.1-B or pursuant to the provisions of the last sentence of Section 15.5); (ii) constituting property being sold or disposed of in accordance with this Agreement and with the approval of the Bankruptcy Court (to the extent required); (iii) constituting property leased to an Obligor under a lease which has expired or been terminated; (iv) as required pursuant to any order of the Bankruptcy Court or as provided in Section 6.1(a) or (v)

owned by a Guarantor upon the termination and release of the Guaranty of such Guarantor pursuant to Section 14.11(b) below.  Except as provided above, the Agent will not release any of the Agent’s Liens without the prior written authorization of the Majority Lenders.  Upon request by the Agent or the General Partner at any time, the Majority Lenders will confirm in writing the Agent’s authority to release any Agent’s Liens upon particular types or items of Collateral pursuant to this Section 14.11.  The Lenders hereby irrevocably authorize the Agent, at the request of the General Partner, to subordinate any Agent’s Lien to the holder of any Lien described in clauses (b), (d), (f), (j) (if and to the extent applicable), (m), (o), (p), (s), (t), and (v) of the definition of Permitted Liens; in each case to the extent the underlying transaction is not prohibited hereby.

(b)                                 The Lenders hereby irrevocably authorize the Agent, without the further consent of the Lenders, to terminate and release the Guaranty of any Guarantor in the event of (i) a merger or consolidation of a non-Guarantor Subsidiary into or with such Guarantor (so long as the only material asset owned by such Guarantor is the Capital Stock of such non-Guarantor Subsidiary merging into or with such Guarantor), to the extent necessary to comply with the mortgage or mezzanine financing documents of such merged or consolidated non-Guarantor Subsidiary or (ii) a sale of other disposition of a Guarantor pursuant to a transaction permitted by Section 9.8.

(c)                                  Upon receipt by the Agent of any authorization required pursuant to Section 14.11(a) to release any Agent’s Liens upon particular types or items of Collateral, and upon at least two Business Days prior written request (or such shorter time period as the Agent may agree) by the General Partner, the Agent shall (and is hereby irrevocably authorized by the Lenders to) execute such documents as may be necessary to evidence the release of the Agent’s Liens upon such Collateral; provided that (i) the Agent shall not be required to execute any such document on terms which, in the Agent’s good-faith opinion, would expose the Agent to liability or create any material obligation or entail any material adverse consequence other than the release of such Liens without recourse or warranty, and (ii) such release shall not in any manner discharge, affect, or impair the Obligations or any Liens (other than those expressly being released) upon (or obligations of the Obligors in respect of) all interests retained by any Obligor, including the proceeds of any sale, all of which shall continue to constitute part of the Collateral.

(d)                                 The Agent shall have no obligation whatsoever to any of the Lenders to assure that the Collateral exists or is owned by any Obligor or is cared for, protected, or insured or has been encumbered, or that the Agent’s Liens have been properly or sufficiently or lawfully created, perfected, protected, or enforced or are entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure, or fidelity, or to continue exercising, any of the rights, authorities, and powers granted or available to the Agent pursuant to any of the Loan Documents, it being understood and agreed that in respect of the Collateral, or any act, omission, or event related thereto, the Agent may act in any manner it may deem appropriate, in its sole discretion given the Agent’s own interest in the Collateral in its capacity as one of the Lenders and that the Agent shall have no other duty or liability whatsoever to any Lender as to any of the foregoing.

Section 14.12             Restrictions on Actions by the Lenders; Sharing of Payments.

(a)           Each Lender hereby waives any and all rights to set-off against the Obligations, any amounts owing by such Lender to any Obligor or any accounts unrelated to the Term Loan of any Obligor now or hereafter maintained with such Lender.  Each of the Lenders further agrees that it shall not take or cause to be taken any action to enforce its rights under this Agreement or against any Obligor, including the commencement of any legal or equitable proceedings, to foreclose any Lien on, or otherwise enforce any security interest in, any of the Collateral.

(b)           If at any time or times any Lender shall receive (i) by payment, foreclosure, set-off or otherwise, any proceeds of Collateral or any payments with respect to the Obligations owing to such Lender arising under, or relating to, this Agreement or the other Loan Documents, except for any such proceeds or payments received by such Lender from the Agent pursuant to the terms of this Agreement, or (ii) payments from the Agent in excess of such Lender’s ratable portion of all such distributions by the Agent, such Lender shall promptly (A) turn the same over to the Agent, in kind, and with such endorsements as may be required to negotiate the same to the Agent, or in same day funds, as applicable, for the account of all of the Lenders and for application to the Obligations in accordance with the applicable provisions of this Agreement, or (B) purchase, without recourse or warranty, an undivided interest and participation in the Obligations owed to the other Lenders so that such excess payment received shall be applied ratably as among the Lenders in accordance with their Pro Rata Shares; provided that if all or part of such excess payment received by the purchasing party is thereafter recovered from it, those purchases of participations shall be rescinded in whole or in part, as applicable, and the applicable portion of the purchase price paid therefor shall be returned to such purchasing party, but without interest except to the extent that such purchasing party is required to pay interest in connection with the recovery of the excess payment.

Section 14.13             Agency for Perfection.  Each Lender hereby appoints each other Lender as agent for the purpose of perfecting the Lenders’ security interest in assets which, in accordance with Article 9 of the UCC can be perfected by possession.  Should any Lender (other than the Agent) obtain possession of any such Collateral, such Lender shall notify the Agent thereof, and, promptly upon the Agent’s request therefor shall deliver such Collateral to the Agent or otherwise deal with such Collateral in accordance with the Agent’s instructions.

Section 14.14             Payments by the Agent to the Lenders.  All payments to be made by the Agent to the Lenders shall be made by bank wire transfer or internal transfer of immediately available funds to each Lender pursuant to wire transfer instructions delivered in writing to the Agent on or prior to the Closing Date (or if such Lender is an Assignee, on the applicable Assignment and Acceptance), or pursuant to such other wire transfer instructions as each party may designate for itself by written notice to the Agent.  Concurrently with each such payment, the Agent shall identify whether such payment (or any portion thereof) represents principal, premium, or interest on the Term Loan or otherwise.

Section 14.15             Concerning the Collateral and the Related Loan Documents.  Each Lender authorizes and directs the Agent to enter into this Agreement and the other Loan Documents relating to the Collateral, for the benefit of the Agent and the Lenders.  Each Lender agrees that any action taken by the Agent or the Majority Lenders, as applicable, in accordance with the terms of this Agreement or the other Loan Documents relating to the Collateral, and the exercise by the Agent or the Majority Lenders, as applicable, of their respective powers set forth therein or herein, together with such other powers that are reasonably incidental thereto, shall be binding upon all of the Lenders.

Section 14.16             Relation Among the Lenders.  The Lenders are not partners or co-venturers, and no Lender shall be liable for the acts or omissions of, or (except as otherwise set forth herein in case of the Agent) authorized to act for, any other Lender.

ARTICLE 15

MISCELLANEOUS

Section 15.1               Cumulative Remedies.  The enumeration herein of the Agent’s and each Lender’s rights and remedies is not intended to be exclusive, and such rights and remedies are in addition to and not by way of limitation of any other rights or remedies that the Agent and the Lenders may have under the UCC or other applicable law.  The Agent (at the direction of the Majority Lenders when the same is required pursuant to the terms hereof) and the Majority Lenders shall have the right, in their sole discretion, to determine which rights and remedies within their authorities are to be exercised and in which order.  The exercise of one right or remedy shall not preclude the exercise of any others, all of which shall be cumulative.  The Agent may, and shall with the consent or at the direction of the Majority Lenders, without limitation, proceed directly against any Person liable therefor to collect the Obligations without any prior recourse to the Collateral.  No failure to exercise and no delay in exercising, on the part of the Agent or any Lender, any right, remedy, power, or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power, or privilege.

Section 15.2               Severability.  The illegality or unenforceability of any provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.

Section 15.3               Governing Law; Choice of Forum; Service of Process; Jury Trial Waiver.

(a)           EXCEPT TO THE EXTENT GOVERNED BY THE BANKRUPTCY CODE, THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAWS PROVISIONS; PROVIDED THAT PERFECTION ISSUES WITH RESPECT TO ARTICLE 9 OF THE UCC MAY GIVE EFFECT TO APPLICABLE CHOICE OR CONFLICT OF LAW RULES SET FORTH IN ARTICLE 9 OF THE UCC) OF THE STATE OF NEW YORK; PROVIDED, FURTHER, THAT THE AGENT AND THE LENDERS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

(b)           IN THE EVENT THE BANKRUPTCY COURT DOES NOT HAVE OR REFUSES TO EXERCISE JURISDICTION WITH RESPECT THERETO, ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE AGENT, EACH LENDER, AND EACH OBLIGOR, CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON EXCLUSIVE JURISDICTION OF THOSE COURTS.  EACH OF THE AGENT, EACH LENDER, AND EACH OBLIGOR IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO.

(c)           EACH PARTY HERETO HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL (RETURN RECEIPT REQUESTED) DIRECTED TO SUCH PARTY AT ITS ADDRESS SET FORTH IN SECTION 15.7 AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED THREE (3) DAYS AFTER THE SAME SHALL HAVE BEEN SO DEPOSITED IN THE UNITED STATES MAILS.  NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE LEGAL PROCESS BY ANY OTHER MANNER PERMITTED BY LAW.

Section 15.4               Waiver of Jury Trial.  EACH OF THE AGENT, EACH LENDER, AND EACH OBLIGOR WAIVES ITS RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING, OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY AGENT-RELATED PERSON, PARTICIPANT, OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE.  EACH OF THE AGENT, EACH LENDER, AND EACH OBLIGOR AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY.  WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM, OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF.  THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS, OR MODIFICATIONS TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

Section 15.5               Survival.  All of the representations and warranties of the Obligors contained in this Agreement and the other Loan Documents shall survive the execution, delivery,

and acceptance thereof by the parties, notwithstanding any investigation by the Agent or the Lenders or their respective agents, and shall terminate upon the repayment in full of the Obligations (other than indemnities to which a claim has not been made and obligations pursuant to Schedule 3.1-A and Schedule 3.1-B).  Solely to the extent related to the obligations of the parties under Schedule 3.1-A and Schedule 3.1-B, the only terms of this Agreement that will remain in full force and effect and will survive the termination of the Commitments and the payment and satisfaction in full of all Term Loans and all other Obligations (other than indemnities to which a claim has not been made) are as follows:  Schedule 3.1-A and Schedule 3.1-B, Section 3.6, clauses (c)(i), (c)(iii) and (h) (solely as it relates to the provisions of this Agreement set forth in this sentence being in full force and effect in accordance with their terms) of Section 11.1, Section 13.1, the last sentence of Section 13.2 and Sections 15.2, 15.3, 15.4, 15.6, 15.7, 15.9, 15.10, 15.12, 15.13, 15.14, 15.17, and 15.18.

Section 15.6               Fees and Expenses.

(a)           Each Obligor agrees to pay to the Agent and each Lender, on demand, all reasonable and documented out-of-pocket costs and expenses that the Agent or any Lender pays or incurs in connection with the negotiation, preparation, consummation, administration, and termination of this Agreement or any of the other Loan Documents as follows:  (i) all reasonable and documented fees, expenses, and disbursements of (A) Willkie Farr & Gallagher LLP and (B) any other law firm or counsel, if any, engaged by the Agent, the Lenders or the Brookfield Consortium Members (as defined in the Investment Agreement) and their Affiliates (collectively, the counsel referred to in this clause (B) being referred to as “Other Counsel”) in connection with the negotiation, preparation and execution of the Loan Documents, including any such fees, expenses and disbursements of such Other Counsel in connection with the Case, such fees, expenses and disbursements of such Other Counsel not in excess of $500,000 in the aggregate; (ii) costs and expenses (including attorneys’ and paralegals’ fees and disbursements for one counsel to the Agent and Lenders, taken as a whole, but excluding allocated costs of in-house counsel) for any amendment, supplement, waiver, consent, or subsequent closing in connection with the Loan Documents and the transactions contemplated thereby; (iii) taxes, fees and other charges for filing financing statements (to the extent permitted by this Agreement) and continuations, and other actions to perfect, protect, and continue the Agent’s Liens (including costs and expenses paid or incurred by the Agent in connection with the consummation of this Agreement); (iv) actual, out-of-pocket sums paid or incurred during the existence of an Event of Default to pay any amount or take any action required of any Obligor under the Loan Documents that such Obligor fails to pay or take (but only to the extent that the Agent is otherwise permitted to take such action under any Loan Document or the Financing Order); (v) costs and expenses of any reasonably necessary actions taken during the existence of an Event of Default aimed at preserving and protecting the Collateral; and (vi) costs and expenses (including the cost of appraisals, inspections and verifications of the Collateral and disbursements for one counsel to the Agent and Lenders, taken as a whole, and, in the case of a conflict of interest, one additional counsel to the affected Lenders, taken as a whole, and, to the extent reasonably necessary, one counsel in each relevant material jurisdiction (not to exceed one per state), but in each case excluding allocated costs of in house counsel) of the Agent and the Lenders paid or incurred to (and/or in attempting to) obtain payment of the Obligations, enforce the Agent’s Liens, sell or otherwise realize upon the Collateral, and otherwise enforce the provisions of the Loan Documents, or to defend any claims made or threatened against the

Agent or any Lender arising out of the transactions contemplated hereby (including preparation for and consultations concerning any such matters).  All of the foregoing costs and expenses shall be part of the Obligations, shall bear interest until paid at the Default Rate and shall be payable on demand.  No Obligor shall be responsible for the fees of any financial, restructuring or similar advisor pursuant to the Loan Documents unless agreed in writing by the Borrowers.

(b)               [Intentionally Omitted.]

Section 15.7                   Notices.  Except as otherwise provided herein, all notices, demands, and requests that any party is required or elects to give to any other shall be in writing, or by a telecommunications device capable of creating a written record, and any such notice shall become effective (a) upon personal delivery thereof, including, but not limited to, delivery by overnight mail and courier service, (b) five (5) days after it shall have been mailed by United States mail, first class, certified or registered, with postage prepaid, or (c) in the case of notice by such a telecommunications device, when properly transmitted (with written confirmation of delivery), in each case addressed to the party to be notified as follows:

if to the Agent or to any Initial Lender:

Barclays Bank PLC
745 7th Avenue
New York, New York 10019
Telecopy: (646) 758-4617
Attention: Craig J. Malloy

with a copy to (which shall not constitute notice):

Latham & Watkins LLP

885 Third Avenue

New York, New York 10022-4834

Telecopy: (212) 751-4864

Attention:  Jane Summers, Esq.

if to any Lender (which shall not constitute notice):

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019-6099

Telecopy: (212) 728-8111

Attention:  Michael Zinder, Esq.

if to any Obligor:

General Growth Properties, Inc.
110 North Wacker Drive
Chicago, Illinois 60068

Telecopy No.:  312-960-5485
Attn:  General Counsel

with a copy to (which shall not constitute notice):

Weil, Gotshal & Manges LLP
200 Crescent Court, Suite 300
Dallas, Texas 75201-6950
Telecopy:  214-746-7777
Attention:  Angela L. Fontana, Esq.

or to such other address as each party may designate for itself by like notice, subject to the provisions of Section 15.15.

Section 15.8                   Waiver of Notices.  Unless otherwise expressly provided herein, each Obligor waives presentment, protest and notice of demand or dishonor and protest as to any instrument, notice of intent to accelerate the Obligations, and notice of acceleration of the Obligations, as well as any and all other notices to which it might otherwise be entitled.  No notice to or demand on any Obligor which the Agent or any Lender may elect to give shall entitle any Obligor to any or further notice or demand in the same, similar, or other circumstances.

Section 15.9                   Binding Effect.  The provisions of this Agreement shall be binding upon and inure to the benefit of the respective representatives, successors, and assigns of the parties hereto; provided that no interest herein may be assigned by any Obligor without prior written consent of the Agent and each Lender, except, if applicable, as contemplated by Section 3.1-A in connection with a debt conversion.

Section 15.10                 Indemnity of the Agent and the Lenders by the Obligors.

(a)               THE OBLIGORS AGREE TO DEFEND, INDEMNIFY, AND HOLD THE AGENT-RELATED PERSONS, AND EACH LENDER AND EACH OF ITS RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, COUNSEL, AGENTS, AND ATTORNEYS-IN-FACT (EACH, AN “INDEMNIFIED PERSON”) HARMLESS FROM AND AGAINST ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, CHARGES, EXPENSES, AND DISBURSEMENTS (INCLUDING REASONABLE OUT-OF-POCKET ATTORNEY COSTS FOR ALL INDEMNIFIED PERSONS, TAKEN AS A WHOLE BUT EXCLUDING ALLOCATED COSTS OF IN-HOUSE COUNSEL) OF ANY KIND OR NATURE WHATSOEVER WHICH MAY AT ANY TIME (INCLUDING AT ANY TIME FOLLOWING REPAYMENT OF THE TERM LOAN AND THE TERMINATION, RESIGNATION OR REPLACEMENT OF THE AGENT OR REPLACEMENT OF ANY LENDER) BE IMPOSED ON, INCURRED BY, OR ASSERTED AGAINST ANY SUCH PERSON IN ANY WAY RELATING TO OR ARISING OUT OF THIS AGREEMENT OR ANY LOAN DOCUMENT, OR THE TRANSACTIONS CONTEMPLATED HEREBY, OR ANY ACTION TAKEN OR OMITTED BY ANY SUCH PERSON UNDER OR IN CONNECTION WITH ANY OF THE FOREGOING, INCLUDING WITH RESPECT TO ANY INVESTIGATION, LITIGATION, OR PROCEEDING (INCLUDING ANY INSOLVENCY PROCEEDING OR APPELLATE

PROCEEDING) RELATED TO OR ARISING OUT OF THIS AGREEMENT, ANY OTHER LOAN DOCUMENT, OR THE TERM LOAN OR THE USE OF THE PROCEEDS THEREOF AND INCLUDING ANY OF THE FOREGOING ARISING FROM THE ORDINARY, SOLE OR CONTRIBUTORY NEGLIGENCE OF THE INDEMNIFIED PERSON, WHETHER OR NOT ANY INDEMNIFIED PERSON IS A PARTY THERETO (ALL THE FOREGOING, COLLECTIVELY, THE “INDEMNIFIED LIABILITIES”); PROVIDED THAT THE OBLIGORS SHALL HAVE NO OBLIGATION HEREUNDER TO ANY INDEMNIFIED PERSON WITH RESPECT TO (I) INDEMNIFIED LIABILITIES RESULTING SOLELY FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH INDEMNIFIED PERSON OR (II) LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, CHARGES, EXPENSES, AND DISBURSEMENTS OF ANY KIND OR NATURE WHATSOEVER WHICH MAY AT ANY TIME BE IMPOSED ON, INCURRED BY, OR ASSERTED AGAINST ANY SUCH PERSON AFTER THE DATE OF PAYMENT IN FULL OF THE NON-CONTINGENT OBLIGATIONS.  THE AGREEMENTS IN THIS SECTION SHALL SURVIVE PAYMENT OF ALL OTHER OBLIGATIONS.

(b)           THE OBLIGORS AGREE TO INDEMNIFY, DEFEND, AND HOLD HARMLESS THE AGENT AND THE LENDERS FROM ANY LOSS OR LIABILITY DIRECTLY OR INDIRECTLY ARISING OUT OF THE USE, GENERATION, MANUFACTURE, PRODUCTION, STORAGE, RELEASE, THREATENED RELEASE, DISCHARGE, DISPOSAL, OR PRESENCE OF A CONTAMINANT OR ARISING OUT OF A VIOLATION OF OR LIABILITY UNDER ENVIRONMENTAL LAWS, IN EACH CASE RELATING TO ANY OBLIGOR’S OPERATIONS, BUSINESS, OR PROPERTY.  THIS INDEMNITY WILL APPLY WHETHER THE CONTAMINANT IS ON, UNDER, OR ABOUT ANY OBLIGOR’S PROPERTY OR OPERATIONS OR PROPERTY LEASED TO ANY OBLIGOR.  THIS INDEMNITY INCLUDES, BUT IS NOT LIMITED TO, REASONABLE, OUT-OF-POCKET ATTORNEYS’ FEES (EXCLUDING THE ALLOCATED COST OF IN-HOUSE COUNSEL).  THIS INDEMNITY EXTENDS TO THE AGENT AND THE LENDERS, THEIR PARENTS, AFFILIATES, SUBSIDIARIES, AND ALL OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, SUCCESSORS, ATTORNEYS, AND ASSIGNS.  THIS INDEMNITY WILL SURVIVE REPAYMENT OF ALL OTHER OBLIGATIONS.

Section 15.11             Limitation of Liability.  No claim may be made by any Obligor, any Lender, or other Person against the Agent, any Lender, or the Affiliates, directors, officers, officers, employees, or agents of the Agent or any Lender for any special, indirect, consequential, or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement or any other Loan Document, or any act, omission, or event occurring in connection therewith, and each of the Obligors and the Lenders hereby waives, releases, and agrees not to sue upon any claim for such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

Section 15.12             Final Agreement.  This Agreement and the other Loan Documents are intended by the Obligors, the Agent, and the Lenders to be the final, complete, and exclusive expression of the agreement between them.  This Agreement supersedes any and all prior oral or written agreements relating to the subject matter hereof.  Except as otherwise expressly provided herein, no modification, rescission, waiver, release, or amendment of any provision of this Agreement and any Schedules or Exhibits hereto that are amended or supplemented pursuant to the terms hereof or any other Loan Document shall be made, except by a written agreement signed by the Obligors and a duly authorized officer of each of the Agent and the requisite Lenders.  THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

Section 15.13             Counterparts.  This Agreement and the other Loan Documents may be executed in any number of counterparts, and by the Agent, each Lender, and the Obligors in separate counterparts, each of which shall be an original, but all of which shall together constitute one and the same agreement.  Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

Section 15.14             Captions.  The captions contained in this Agreement are for convenience of reference only, are without substantive meaning and should not be construed to modify, enlarge, or restrict any provision.

Section 15.15             Agency of the General Partner for the Other Obligors.  Each of the Obligors (other than the General Partner) irrevocably appoints the General Partner as its representative for all purposes relevant to this Agreement, including the giving and receipt of notices and execution and delivery of all documents, instruments, and certificates contemplated herein and all modifications hereto.  Any acknowledgment, consent, direction, certification, or other action which might otherwise be valid or effective only if given or taken by all or any of the Obligors or acting singly, shall be valid and effective if given or taken only by the General Partner whether or not any of the other Obligors joins therein, and the Agent and the Lenders shall have no duty or obligation to make further inquiry with respect to the authority of the General Partner under this Section 15.15; provided that nothing in this Section 15.15 shall limit the effectiveness of, or the right of the Agent and the Lenders to rely upon, any notice, document, instrument, certificate, acknowledgment, consent, direction, certification or other action delivered by any Obligor pursuant to this Agreement.

Section 15.16             Patriot Act.  Each Lender and the Agent (for itself and not on behalf of any Lender) hereby notifies each Obligor that, pursuant to the requirements of the Patriot Act, it is required to obtain, verify and record information that identifies such Obligor, which information includes the name and address of such Obligor and other information that will allow such Lender or the Agent, as applicable, to identify such Obligor in accordance with the Patriot Act.

Section 15.17             Absence of Fiduciary Relationship; Affiliates; Etc.  The Obligors acknowledge that the Agent, the Lenders and their respective Affiliates may have economic interests that conflict with those of the Obligors and their Affiliates.  The Obligors agree that each of the Agent, the Lenders and their respective Affiliates will act in their respective capacities under the Loan Documents as independent contractors and that nothing in the Loan Documents will be deemed to create an advisory, fiduciary or agency relationship or fiduciary or other implied duty between the Agent, the Lenders and their respective Affiliates, on the one hand, and any Obligor, its owners or its Affiliates, on the other hand.  The Obligors acknowledge and agree that (a) the transactions contemplated by the Loan Documents are arm’s-length commercial transactions between the Agent, the Lenders and their respective Affiliates, on the one hand, and the Obligors, on the other, (b) in connection with such transactions each of the Agent, the Lenders and their respective Affiliates is acting solely as a principal and not the agent or fiduciary of any Obligor, its management, stockholders, creditors, affiliates or any other Person, (c) none of the Agent, the Lenders or any of their respective Affiliates has assumed an advisory or a fiduciary responsibility in favor of any Obligor or any of its Affiliates with respect to the transactions contemplated hereby or any other obligation to any Obligor or any of Affiliates of any Obligor, except the obligations expressly set forth in this Agreement, and (d) each Obligor has consulted its own legal and financial advisors to the extent it deemed appropriate.  Each Obligor further acknowledges and agrees that it is responsible for making its own independent judgment with respect to such transactions and the process leading thereto.  Each Obligor agrees that it will not claim that any of the Agent, the Lenders or their respective Affiliates has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty, to any Obligor or any Affiliates of an Obligor in connection with such transactions.  In addition, each of the Agent, the Lenders and their respective Affiliates may employ the services of its Affiliates in providing certain services hereunder and, subject to the agreement of such Affiliate to be bound by Section 6.5, may exchange with such Affiliates information concerning the Obligors, the Affiliates of the Obligors and other Persons that may be the subject of this arrangement, and such Affiliates shall be entitled to the benefits afforded to the Agent, the Lenders and their respective Affiliates hereunder.  In addition, the Obligors acknowledge that none of the Agent, the Initial Lenders or their respective Affiliates provides accounting, tax or legal advice.

Section 15.18             Incorporation of Financing Order by Reference.  Each of the Obligors, the Agent, and the Lenders agrees that any reference contained herein to the Financing Order shall include all terms, conditions, and provisions of such Financing Order and that the Financing Order is incorporated herein for all purposes.  To the extent there is any inconsistency between the terms of this Agreement and the terms of the Financing Order, the terms of the Financing Order shall govern.

Section 15.19             Right to Publicize and Advertise.  Subject to Section 6.5(b) hereof, the Agent and each Lender may, without consent of any Obligor, publicly disclose and/or advertise its lending relationship with the Obligors, the identity of the Obligors, the Commitments, and such other information as is publicly disclosed by any Obligor through any filing with the Bankruptcy Court or the Securities and Exchange Commission.

Section 15.20             Consent of the Agent and Lenders.  Except as otherwise provided herein, whenever the consent of the Agent or any Lender is required by this Agreement, such consent may be granted or withheld in the sole discretion of the Agent or such Lender.

Section 15.21             Sole Arranger.  Notwithstanding anything herein to the contrary, the Sole Arranger listed on the cover page hereof shall not have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents.

Section 15.22             Schedules.  Schedules 8.20, 8.20-1, 8.21 and 9.8 are not attached hereto but have been delivered to the Agent who will retain copies thereof and make them available to any Lender that has elected to be given access to Private Side Communications (or the designee of any Lender that has agreed to be subject to the confidentiality provisions of Section 6.5(b)) upon request.

Section 15.23             Certain Provisions Regarding the Investment Agreement.Section 15.24           Notwithstanding anything to the contrary in this Agreement, in the event any payment, repayment or prepayment of the Term Loan is made (in whole or in part) in cash in accordance with the terms of this Agreement prior to the termination of the Investment Agreement in accordance with its terms, then the cash proceeds payable to the Agent for the benefit of the Lenders shall be deposited directly by the Borrowers into the escrow accounts contemplated by the Escrow Agreements (as such term is defined in the Investment Agreement) (the proportions of such deposits to be made in each escrow account to be as directed by REP Investments LLC, which proportions shall aggregate 100% of such payment, repayment or prepayment) unless prior thereto Brookfield Asset Management Inc. shall have elected to and delivered to the Borrowers an amendment to the Brookfield Equity Commitment Letter (as such term is defined in the Investment Agreement) to increase the GGP Share Purchase Commitment (as such term is defined in the Brookfield Equity Commitment Letter) by an amount equal to the amount of such payment, repayment or prepayment, such amendment to be without any additional conditions, restrictions or limitations of any kind or nature.  Notwithstanding anything to the contrary in this Agreement, any other Loan Document or the Investment Agreement, the Borrowers shall have the right to seek specific performance of this Section 15.23 and such right shall be in addition to the rights of the General Partner set forth in this Agreement, any other Loan Document or the Investment Agreement and at law or in equity.

IN WITNESS WHEREOF, the parties have entered into this Agreement on the date first above written.

AGENT:

BARCLAYS BANK PLC

By:	/s/ Craig J. Malloy
Name:	Craig J. Malloy
Title:	Director

[Signature page to DIP Credit Agreement]

INITIAL LENDER:

Commitment: $400,000,000	BARCLAYS BANK PLC

	By:	/s/ Craig J. Malloy
	Name:	Craig J. Malloy
	Title:	Director

[Signature page to DIP Credit Agreement]

BORROWERS:

GENERAL GROWTH PROPERTIES, INC.,
as Borrower and a debtor in possession

By:	/s/ David R. Charles
David R. Charles, Authorized Representative

GGP LIMITED PARTNERSHIP,
as Borrower and a debtor in possession

By: General Growth Properties, Inc., its general partner

By:	/s/ David R. Charles
David R. Charles, Authorized Representative

[Signature page to DIP Credit Agreement]

GUARANTORS:

10 CCC BUSINESS TRUST, a debtor in possession

By:	/s/ David R. Charles
David R. Charles, Authorized Representative

10000 COVINGTON CROSS, LLC, a debtor in possession

By:	/s/ David R. Charles
David R. Charles, Authorized Representative

10190 COVINGTON CROSS, LLC, a debtor in possession

By:	/s/ David R. Charles
David R. Charles, Authorized Representative

1201-1281 TOWN CENTER DRIVE, LLC, a debtor in possession

By:	/s/ David R. Charles
David R. Charles, Authorized Representative

[Signature page to DIP Credit Agreement]

1251 CENTER CROSSING, LLC, a debtor in possession

By:	Howard Hughes Properties, Limited Partnership, its sole member

	By:	The Howard Hughes Company, LLC, its general partner

		By:	/s/ David R. Charles
David R. Charles,
Authorized Representative

1450 CENTER CROSSING DRIVE, LLC, a debtor in possession

By:	/s/ David R. Charles
David R. Charles, Authorized Representative

1451 CENTER CROSSING DRIVE, LLC, a debtor in possession

By:	/s/ David R. Charles
David R. Charles, Authorized Representative

1551 HILLSHIRE DRIVE, LLC, a debtor in possession

By:	/s/ David R. Charles
David R. Charles, Authorized Representative

[Signature page to DIP Credit Agreement]

1635 VILLAGE CENTRE CIRCLE, LLC, a debtor in possession

By:	/s/ David R. Charles
David R. Charles, Authorized Representative

1645 VILLAGE CENTER CIRCLE, LLC, a debtor in possession

By:	/s/ David R. Charles
David R. Charles, Authorized Representative

20 CCC BUSINESS TRUST, a debtor in possession

By:	/s/ David R. Charles
David R. Charles, Authorized Representative

30 CCC BUSINESS TRUST, a debtor in possession

By:	/s/ David R. Charles
David R. Charles, Authorized Representative

9950-9980 COVINGTON CROSS, LLC, a debtor in possession

By:	/s/ David R. Charles
David R. Charles, Authorized Representative

[Signature page to DIP Credit Agreement]

APACHE MALL, LLC, a debtor in possession

By:	/s/ David R. Charles
David R. Charles, Authorized Representative

ARIZONA CENTER PARKING, LLC, a debtor in possession

By:	/s/ David R. Charles
David R. Charles, Authorized Representative

BENSON PARK BUSINESS TRUST, a debtor in possession

By:	/s/ David R. Charles
David R. Charles, Authorized Representative

BOISE TOWN SQUARE ANCHOR ACQUISITION, LLC, a debtor in possession

By:
David R. Charles, Authorized Representative

CALEDONIAN HOLDING COMPANY, INC., a debtor in possession

By:	/s/ David R. Charles
David R. Charles, Authorized Representative

[Signature page to DIP Credit Agreement]

CENTURY PLAZA L.L.C., a debtor in possession

By:		Century Plaza, Inc., a member

	By:	/s/ David R. Charles
David R. Charles, Authorized Representative

CENTURY PLAZA, INC., a debtor in possession

By:		/s/ David R. Charles
David R. Charles, Authorized Representative

CHULA VISTA CENTER, LLC, a debtor in possession

By:		/s/ David R. Charles
David R. Charles, Authorized Representative

COLLIN CREEK ANCHOR ACQUISITION, LLC, a debtor in possession

By:		/s/ David R. Charles
David R. Charles, Authorized Representative

COTTONWOOD MALL, LLC, a debtor in possession

By:		/s/ David R. Charles
David R. Charles, Authorized Representative

[Signature page to DIP Credit Agreement]

EDEN PRAIRIE ANCHOR BUILDING L.L.C., a debtor in possession

By:	GGPLP L.L.C., its sole member

	By:	GGP Limited Partnership, its managing member

		By:	General Growth Properties, Inc., its general partner

	By:	/s/ David R. Charles
David R. Charles, Authorized Representative

ELK GROVE TOWN CENTER L.L.C., a debtor in possession

By:	GGPLP L.L.C., its sole member

	By:		GGP Limited Partnership, its managing member

			By:	General Growth Properties, Inc., its general partner

			By:	/s/ David R. Charles
David R. Charles,
Authorized Representative

[Signature page to DIP Credit Agreement]

ELK GROVE TOWN CENTER, L.P., a debtor in possession

By:	Elk Grove Town Center, L.L.C., its general partner

	By:	GGPLP L.L.C., its sole member

		By:	GGP Limited Partnership, its managing member

			By:	General Growth Properties, Inc., its general partner

				By:	/s/ David R. Charles
David R. Charles,
Authorized Representative

FALLEN TIMBERS SHOPS II, LLC, a debtor in possession

By:	/s/ David R. Charles
David R. Charles, Authorized Representative

FASHION PLACE ANCHOR ACQUISITION, LLC

By:	/s/ David R. Charles
David R. Charles, Authorized Representative

FIFTY COLUMBIA CORPORATE CENTER, LLC, a debtor in possession

By:	/s/ David R. Charles
David R. Charles, Authorized Representative

[Signature page to DIP Credit Agreement]

FORTY COLUMBIA CORPORATE CENTER, LLC, a debtor in possession

By:	/s/ David R. Charles
David R. Charles, Authorized Representative

GENERAL GROWTH MANAGEMENT, INC.

By:	/s/ David R. Charles
David R. Charles, Authorized Representative

GGP ACQUISITION, L.L.C., a debtor in possession

By:	/s/ David R. Charles
David R. Charles, Authorized Representative

GGP AMERICAN HOLDINGS INC., a debtor in possession

By:	/s/ David R. Charles
David R. Charles, Authorized Representative

GGP AMERICAN PROPERTIES INC., a debtor in possession

By:	/s/ David R. Charles
David R. Charles, Authorized Representative

[Signature page to DIP Credit Agreement]

GGP HOLDING II, INC., a debtor in possession

By:	/s/ David R. Charles
David R. Charles, Authorized Representative

GGP HOLDING SERVICES, INC., a debtor in possession

By:	/s/ David R. Charles
David R. Charles, Authorized Representative

GGP HOLDING, INC., a debtor in possession

By:	/s/ David R. Charles
David R. Charles, Authorized Representative

GGP IVANHOE II, INC., a debtor in possession

By:	/s/ David R. Charles
David R. Charles, Authorized Representative

GGP IVANHOE IV SERVICES, INC., a debtor in possession

By:	/s/ David R. Charles
David R. Charles, Authorized Representative

[Signature page to DIP Credit Agreement]

GGP NATICK RESIDENCE LLC, a debtor in possession

By:		/s/ David R. Charles
David R. Charles, Authorized Representative

GGP SAVANNAH L.L.C., a debtor in possession

By:		GGP Holding II, Inc., its sole member

	By:	/s/ David R. Charles
David R. Charles, Authorized Representative

GGP/HOMART SERVICES, INC., a debtor in possession

By:		/s/ David R. Charles
David R. Charles, Authorized Representative

GGP/HOMART, INC., a debtor in possession

By:		/s/ David R. Charles
David R. Charles, Authorized Representative

[Signature page to DIP Credit Agreement]

GGP-GLENBROOK HOLDING L.L.C.

By: GGPLP L.L.C., its sole member

By: GGP Limited Partnership, its managing member

By: General Growth Properties, Inc., its general partner

By:		/s/ David R. Charles
David R. Charles,
Authorized Representative

GGP-GRANDVILLE LAND L.L.C., a debtor in possession

By:	General Growth Properties, Inc., a member

By:	/s/ David R. Charles
David R. Charles, Authorized Representative

GGP-LA PLACE, INC., a debtor in possession

By:
David R. Charles, Authorized Representative

GGPLP L.L.C., a debtor in possession

By:	GGP Limited Partnership, its managing member

By:	General Growth Properties, Inc., its general partner

	By:	/s/ David R. Charles
David R. Charles,
Authorized Representative

[Signature page to DIP Credit Agreement]

GGP-MAINE MALL LAND L.L.C.

By:
David R. Charles, Authorized Representative

GGP-MINT HILL L.L.C., a debtor in possession

By:	GGPLP L.L.C., its sole member

	By:	GGP Limited Partnership, its managing member

		By:	General Growth Properties, Inc., its general partner

			By:	/s/ David R. Charles
David R. Charles,
Authorized Representative

GGP-NORTH POINT LAND L.L.C.

By:	GGP/Homart, Inc., its sole member

	By:	/s/ David R. Charles
David R. Charles, Authorized Representative

[Signature page to DIP Credit Agreement]

GGP-REDLANDS MALL L.L.C., a debtor in possession

By:	GGPLP L.L.C., its sole member

	By:	GGP Limited Partnership, its managing member

		By:	General Growth Properties, Inc., its general partner

			By:	/s/ David R. Charles
David R. Charles,
Authorized Representative

GGP-REDLANDS MALL, L.P., a debtor in possession

By:	GGP-Redlands Mall L.L.C., its general partner

	By:	GGPLP L.L.C., its sole member

		By:	GGP Limited Partnership, its managing member

		By:	General Growth Properties, Inc., its general partner

			By:	/s/ David R. Charles
David R. Charles,
Authorized Representative

GGP-SOUTH SHORE PARTNERS, INC., a debtor in possession

By:	/s/ David R. Charles
David R. Charles, Authorized Representative

[Signature page to DIP Credit Agreement]

GGP-TUCSON LAND L.L.C., a debtor in possession

By:	GGP Limited Partnership, its sole member

	By:	General Growth Properties, Inc., its general partner

		By:	/s/ David R. Charles
David R. Charles,
Authorized Representative

GRANDVILLE MALL, LLC

By:	/s/ David R. Charles
David R. Charles, Authorized Representative

GREENGATE MALL, INC., a debtor in possession

By:	/s/ David R. Charles
David R. Charles, Authorized Representative

GREENWOOD MALL LAND, LLC

By:	/s/ David R. Charles
David R. Charles, Authorized Representative

[Signature page to DIP Credit Agreement]

HHP GOVERNMENT SERVICES, LIMITED PARTNERSHIP, a debtor in possession

By:	Summerlin Corporation, its general partner

	By:	/s/ David R. Charles
David R. Charles, Authorized Representative

HOWARD HUGHES CANYON POINTE Q4, LLC, a debtor in possession

By:	/s/ David R. Charles
David R. Charles, Authorized Representative

HOWARD HUGHES PROPERTIES, INC., a debtor in possession

By:	/s/ David R. Charles
David R. Charles, Authorized Representative

KAPIOLANI CONDOMINIUM DEVELOPMENT, LLC

By:	General Growth Management, Inc., its sole member

	By:	/s/ David R. Charles
David R. Charles, Authorized Representative

[Signature page to DIP Credit Agreement]

KAPIOLANI RETAIL, LLC

By:	/s/ David R. Charles
David R. Charles, Authorized Representative

LA PLACE SHOPPING, L.P., a debtor in possession

By:	GGP-La Place, Inc., its general partner

	By:	/s/ David R. Charles
David R. Charles, Authorized Representative

LAKESIDE MALL HOLDING, LLC

By:	/s/ David R. Charles
David R. Charles, Authorized Representative

LOCKPORT L.L.C., a debtor in possession

By:	General Growth Partners, Inc., a member

	By:	/s/ David R. Charles
David R. Charles, Authorized Representative

[Signature page to DIP Credit Agreement]

MAJESTIC PARTNERS-PROVO, LLC, a debtor in possession

By:	Price Development Company, Limited Partnership, its sole member

	By:	GGP Acquisition, L.L.C., its general partner

		By:	/s/ David R. Charles
David R. Charles
Authorized Representative

MALL OF LOUISIANA LAND HOLDING, LLC, a debtor in possession

By:	/s/ David R. Charles
David R. Charles, Authorized Representative

MALL OF LOUISIANA LAND, LP, a debtor in possession

By:	Mall of Louisiana Land Holding, LLC, its general partner

	By:	/s/ David R. Charles
David R. Charles, Authorized Representative

MALL ST. MATTHEWS COMPANY, LLC

By:	/s/ David R. Charles
David R. Charles, Authorized Representative

[Signature page to DIP Credit Agreement]

MSAB HOLDINGS L.L.C.

By:	General Growth Properties, Inc., a member

	By:		/s/ David R. Charles
David R. Charles, Authorized Representative

NATICK RETAIL, LLC, a debtor in possession

By:	/s/ David R. Charles
David R. Charles, Authorized Representative

NEW ORLEANS RIVERWALK ASSOCIATES, a debtor in possession

By:	New Orleans Riverwalk Limited Partnership, a general partner

	By:	Rouse-New Orleans, LLC, its general partner

		By:	/s/ David R. Charles
David R. Charles,
Authorized Representative

By:	Rouse-New Orleans, LLC, a general partner

	By:	/s/ David R. Charles
David R. Charles, Authorized Representative

[Signature page to DIP Credit Agreement]

NEW ORLEANS RIVERWALK LIMITED PARTNERSHIP, a debtor in possession

By:		Rouse-New Orleans, LLC, its general partner

	By:	/s/ David R. Charles
David R. Charles, Authorized
Representative

NEWGATE MALL LAND ACQUISITION, LLC, a debtor in possession

By:		/s/ David R. Charles
David R. Charles, Authorized Representative

NEWPARK ANCHOR ACQUISITION, LLC, a debtor in possession

By:		/s/ David R. Charles
David R. Charles, Authorized Representative

NORTH STAR ANCHOR ACQUISITION, LLC, a debtor in possession

By:		/s/ David R. Charles
David R. Charles, Authorized Representative

[Signature page to DIP Credit Agreement]

NSMJV, LLC

By:	/s/ David R. Charles
David R. Charles, Authorized Representative

ONE WILLOW COMPANY, LLC, a debtor in possession

By:	/s/ David R. Charles
David R. Charles, Authorized Representative

PARK SQUARE LIMITED PARTNERSHIP, a debtor in possession

By:	Sixty Columbia Corporate Center, LLC, its general partner

	By:	/s/ David R. Charles
David R. Charles, Authorized Representative

PARKE WEST, LLC, a debtor in possession

By:	GGP Limited Partnership, its sole member

	By:	General Growth Properties, Inc., its general partner

		By:	/s/ David R. Charles
David R. Charles,
Authorized Representative

[Signature page to DIP Credit Agreement]

PARKSIDE LIMITED PARTNERSHIP, a debtor in possession

By:	Fifty Columbia Corporate Center, LLC, its general partner

	By:	/s/ David R. Charles
David R. Charles, Authorized Representative

PARKVIEW OFFICE BUILDING LIMITED PARTNERSHIP, a debtor in possession

By:	Forty Columbia Corporate Center, LLC, its general partner

	By:	/s/ David R. Charles
David R. Charles, Authorized Representative

PECANLAND ANCHOR ACQUISITION, LLC, a debtor in possession

By:	/s/ David R. Charles
David R. Charles, Authorized Representative

[Signature page to DIP Credit Agreement]

PINES MALL PARTNERS, a debtor in possession

By:	GGPLP L.L.C., a partner

	By:	GGP Limited Partnership, its managing member

		By:	General Growth Properties, Inc., its general partner

			By:	/s/ David R. Charles
David R. Charles
Authorized Representative

By:	General Growth Properties, Inc., a partner

	By:	/s/ David R. Charles
David R. Charles, Authorized Representative

PRICE DEVELOPMENT COMPANY, LIMITED PARTNERSHIP, a debtor in possession

By:	GGP Acquisition, L.L.C., its general partner

	By:	/s/ David R. Charles
David R. Charles, Authorized Representative

PRICE DEVELOPMENT TRS, INC., a debtor in possession

By:	/s/ David R. Charles
David R. Charles, Authorized Representative

[Signature page to DIP Credit Agreement]

PRICE FINANCING PARTNERSHIP, L.P., a debtor in possession

By:	Price GP L.L.C., its general partner

	By:	GGP Acquisition, LLC, its sole member

	By:	/s/ David R. Charles
David R. Charles, Authorized Representative

PRICE GP L.L.C., a debtor in possession

By:	GGP Acquisition, LLC, its sole member

	By:	/s/ David R. Charles
David R. Charles, Authorized Representative

REDLANDS LAND ACQUISITION COMPANY L.L.C., a debtor in possession

By:	/s/ David R. Charles
David R. Charles, Authorized Representative

REDLANDS LAND ACQUISITION COMPANY L.P., a debtor in possession

By:	Redlands Land Acquisition Company L.L.C., its general partner

	By:	/s/ David R. Charles
David R. Charles, Authorized Representative

[Signature page to DIP Credit Agreement]

REDLANDS LAND HOLDING L.L.C., a debtor in possession

By:	/s/ David R. Charles
David R. Charles, Authorized Representative

RIO WEST L.L.C., a debtor in possession

By:	/s/ David R. Charles
David R. Charles, Authorized Representative

RIVER FALLS MALL, LLC, a debtor in possession

By:	/s/ David R. Charles
David R. Charles, Authorized Representative

ROUSE F.S., LLC, a debtor in possession

By:	/s/ David R. Charles
David R. Charles, Authorized Representative

ROUSE LLC, a debtor in possession

By:	/s/ David R. Charles
David R. Charles, Authorized Representative

[Signature page to DIP Credit Agreement]

ROUSE OFFICE MANAGEMENT OF ARIZONA, LLC, a debtor in possession

By:		/s/ David R. Charles
David R. Charles, Authorized Representative

ROUSE-ARIZONA CENTER, LLC, a debtor in possession

By:		/s/ David R. Charles
David R. Charles, Authorized Representative

ROUSE-ARIZONA RETAIL CENTER LIMITED PARTNERSHIP, a debtor in possession

By:		Rouse-Arizona Center, LLC, its general partner

	By:	/s/ David R. Charles
David R. Charles, Authorized Representative

ROUSE-FAIRWOOD DEVELOPMENT CORPORATION, a debtor in possession

By:		/s/ David R. Charles
David R. Charles, Authorized Representative

ROUSE-NEW ORLEANS, LLC, a debtor in possession

By:		/s/ David R. Charles
David R. Charles, Authorized Representative

[Signature page to DIP Credit Agreement]

ROUSE-OAKWOOD SHOPPING CENTER, LLC, a debtor in possession

By:		/s/ David R. Charles
David R. Charles, Authorized Representative

ROUSE-PHOENIX CINEMA, LLC, a debtor in possession

By:		/s/ David R. Charles
David R. Charles, Authorized Representative

ROUSE-PHOENIX CORPORATE CENTER LIMITED PARTNERSHIP, a debtor in possession

By:		Rouse Office Management of Arizona, LLC, its general partner

	By:	/s/ David R. Charles
David R. Charles, Authorized Representative

ROUSE-PHOENIX DEVELOPMENT COMPANY, LLC, a debtor in possession

By:		/s/ David R. Charles
David R. Charles, Authorized Representative

[Signature page to DIP Credit Agreement]

ROUSE-PHOENIX MASTER LIMITED PARTNERSHIP, a debtor in possession

By: Rouse-Phoenix Development Company, LLC, its general partner

	By:	/s/ David R. Charles
David R. Charles, Authorized Representative

ROUSE-PHOENIX THEATRE LIMITED PARTNERSHIP, a debtor in possession

By:	Rouse-Phoenix Cinema, LLC, its general partner

	By:	/s/ David R. Charles
David R. Charles, Authorized Representative

RUNNING BROOK BUSINESS TRUST, a debtor in possession

By:	/s/ David R. Charles
David R. Charles, Authorized Representative

SAINT LOUIS GALLERIA ANCHOR ACQUISITION, LLC, a debtor in possession

By:	/s/ David R. Charles
David R. Charles, Authorized Representative

[Signature page to DIP Credit Agreement]

SAINT LOUIS LAND L.L.C., a debtor in possession

By: Victoria Ward, Limited, its sole member

	By:	/s/ David R. Charles
David R. Charles, Authorized Representative

SEAPORT MARKETPLACE THEATRE, LLC, a debtor in possession

By:	/s/ David R. Charles
David R. Charles, Authorized Representative

SEAPORT MARKETPLACE, LLC, a debtor in possession

By:	/s/ David R. Charles
David R. Charles, Authorized Representative

SIXTY COLUMBIA CORPORATE CENTER, LLC, a debtor in possession

By:	/s/ David R. Charles
David R. Charles, Authorized Representative

SOUTH SHORE PARTNERS, L.P., a debtor in possession

By:	GGP-South Shore Partners, Inc., its general partner

	By:	/s/ David R. Charles
David R. Charles, Authorized Representative

[Signature page to DIP Credit Agreement]

SOUTH STREET SEAPORT LIMITED PARTNERSHIP, a debtor in possession

By:	Seaport Marketplace, LLC, its general partner

	By:	/s/ David R. Charles
David R. Charles, Authorized Representative

ST. CLOUD LAND L.L.C.

By:	GGP Limited Partnership, its sole member

	By:	General Growth Properties, Inc., its general partner

		By:	/s/ David R. Charles
David R. Charles,
Authorized Representative

SUMMERLIN CENTRE, LLC, a debtor in possession

By:	/s/ David R. Charles
David R. Charles, Authorized Representative

SUMMERLIN CORPORATION, a debtor in possession

By:	/s/ David R. Charles
David R. Charles, Authorized Representative

[Signature page to DIP Credit Agreement]

THE HOWARD HUGHES COMPANY, LLC, a debtor in possession

By:		/s/ David R. Charles
David R. Charles, Authorized Representative

THE HUGHES CORPORATION, a debtor in possession

By:		/s/ David R. Charles
David R. Charles, Authorized Representative

THE ROUSE COMPANY BT, LLC, a debtor in possession

By:		/s/ David R. Charles
David R. Charles, Authorized Representative

THE ROUSE COMPANY LP, a debtor in possession

By:		Rouse LLC, its general partner

	By:	/s/ David R. Charles
David R. Charles, Authorized Representative

THE ROUSE COMPANY OF FLORIDA, LLC, a debtor in possession

By:		/s/ David R. Charles
David R. Charles, Authorized Representative

[Signature page to DIP Credit Agreement]

THE ROUSE COMPANY OF LOUISIANA, LLC, a debtor in possession

By:	/s/ David R. Charles
David R. Charles, Authorized Representative

THE ROUSE COMPANY OF OHIO, LLC, a debtor in possession

By:	/s/ David R. Charles
David R. Charles, Authorized Representative

THE ROUSE COMPANY OPERATING PARTNERSHIP LP, a debtor in possession

By:	The Rouse Company LP, its general partner

	By:	Rouse LLC, its general partner

		By:	/s/ David R. Charles
David R. Charles
Authorized Representative

THE VILLAGE OF CROSS KEYS, LLC

By:	/s/ David R. Charles
David R. Charles, Authorized Representative

TOWN CENTER EAST BUSINESS TRUST, a debtor in possession

By:	/s/ David R. Charles
David R. Charles, Authorized Representative

[Signature page to DIP Credit Agreement]

TRC CO-ISSUER, INC., a debtor in possession

By:	/s/ David R. Charles
David R. Charles, Authorized Representative

TUCSON ANCHOR ACQUISITION, LLC

By:	/s/ David R. Charles
David R. Charles, Authorized Representative

TWO ARIZONA CENTER, LLC, a debtor in possession

By:	/s/ David R. Charles
David R. Charles, Authorized Representative

TWO WILLOW COMPANY, LLC, a debtor in possession

By:	/s/ David R. Charles
David R. Charles, Authorized Representative

VICTORIA WARD SERVICES, INC.

By:	/s/ David R. Charles
David R. Charles, Authorized Representative

[Signature page to DIP Credit Agreement]

VICTORIA WARD, LIMITED, a debtor in possession

By:	/s/ David R. Charles
David R. Charles, Authorized Representative

VISALIA MALL L.L.C.

By:	/s/ David R. Charles
David R. Charles, Authorized Representative

VISTA COMMONS, LLC, a debtor in possession

By:	/s/ David R. Charles
David R. Charles, Authorized Representative

VW CONDOMINIUM DEVELOPMENT, LLC

By:	/s/ David R. Charles
David R. Charles, Authorized Representative

WEST KENDALL HOLDINGS, LLC, a debtor in possession

By:	/s/ David R. Charles
David R. Charles, Authorized Representative

[Signature page to DIP Credit Agreement]

WILLOWBROOK MALL HOLDING COMPANY, LLC

By:	/s/ David R. Charles
David R. Charles, Authorized Representative

[Signature page to DIP Credit Agreement]